UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A INFORMATION
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Coeur Mining, Inc.
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Fellow Stockholders:
On behalf of Coeur Mining’s Board of Directors, we are pleased to invite you to our 2024 Annual Meeting of Stockholders to be held on May 14, 2024, at 9:30 a.m. Central Time (“Annual Meeting”). As in recent years, the Annual Meeting will be held virtually this year, with the virtual platform allowing you to participate actively in the same manner as you would at an in-person Annual Meeting. The attached Notice of Annual Meeting and Proxy Statement serve as your guide to the business that will be conducted at the Annual Meeting and provides information on available methods to vote your shares.
2023 marked a year of great progress for Coeur, including achieving overall production guidance, completing the transformational expansion project at our Rochester silver-gold mine in Nevada, delivering strong results from our exploration program including adding reserves at our Kensington gold mine in Alaska two years in a row for the first time ever, achieving peer-leading results on key safety statistics, and continuing to lead in environmental, social and governance (ESG) factors. Our 2023 executive compensation program and results aligned with performance and stockholder returns for 2023 and the three-year period ended December 31, 2023. Our corporate annual incentive plan score was 84% of target overall, reflecting strong environmental, health and safety performance, production in line with guidance, and achievement of key strategic initiatives, offset by higher than planned costs and lower than planned adjusted EBITDA. The performance shares for the three-year period ended December 31, 2023 under our long-term incentive plan paid out at 63% of target, driven by above-target growth in reserves and resources and achievement of key milestones at our Rochester expansion and Silvertip exploration projects, offset by mine-level return on invested capital below threshold, and relative total stockholder return underperformance relative to our peers which triggered a 25% reduction in overall payout. Please see our 2023 Annual Report for more information about our 2023 operational and financial results and 2024 priorities.
Our ESG priorities and achievements in 2023 were significant and aligned with creating long-term stockholder value and mitigating risk. We determine our ESG priorities through periodic materiality assessments of the ESG factors that impact our business and strategy most directly. Among our priorities and achievements in 2023 were adoption and roll-out of a biodiversity standard, completion of projects to reduce fuel usage and thereby reduce both costs and emissions, enhanced water-related disclosures and water management strategies and processes, and formal adoption of the Global Industry Standard on Tailings Management.
We also continued to refresh our Board by adding directors with highly relevant skills, experiences and backgrounds. We were very pleased to add Paramita Das, who joined the Board after being elected by stockholders at the 2023 Annual Meeting, and Rob Krcmarov, who was added in December 2023. Sebastian Edwards is not standing for re-election at the 2024 Annual Meeting after serving on our Board since 2007.
Your Vote is Important
Regardless of how many shares you own, your vote is important. Please read the Proxy Statement before exercising your vote. Brokers are not permitted to vote on certain proposals and may not vote on any of the proposals unless you provide voting instructions. Voting your shares will help to ensure that your interests are represented at the Annual Meeting. We encourage you to return your proxy to vote your shares in advance, even if you plan to attend the virtual Annual Meeting. You can submit your proxy on the internet or by telephone, or by completing, signing, dating, and returning your proxy card or voting instruction form. Instructions on how to vote begin on page 93.
On behalf of the Board, the management team and employees, we thank you for your continued support of Coeur Mining and look forward to hosting you at this year’s Annual Meeting.
Respectfully,

Notice of 2024 Annual Stockholders’ Meeting

MEETING DATE:	TIME:	PLACE:	RECORD DATE:
Tuesday, May 14, 2024	9:30 a.m. Central Time	Live via the internet – please visit www.virtualshare- holdermeeting.com/cde2024	March 20, 2024
Agenda
1	ELECT the nine director nominees named in the Proxy Statement
2	RATIFY the appointment of our independent registered public accounting firm for 2024
3	VOTE ON an advisory resolution to approve named executive officer compensation
4	TRANSACT such other business as properly may come before the Annual Meeting
Only stockholders of record at the close of business on the Record Date are entitled to receive notice of and to vote at the Annual Meeting or any adjournments or postponements thereof.
The Annual Meeting will be conducted in a virtual-only format, solely by means of a live audio webcast. Online access to the audio webcast will begin approximately 15 minutes before the start of the Annual Meeting to allow time for you to log-in and test your device’s audio system. We encourage you to access the meeting in advance of the designated start time. Stockholders participating in the Annual Meeting will be able to vote their shares electronically during the Annual Meeting and may submit questions during the virtual event using the directions on the meeting website at www.virtualshareholdermeeting.com/CDE2024. To participate in the Annual Meeting, you will need the 16-digit control number found on your proxy card, voting instruction form or notice of internet availability. Stockholders of record may also view the list of registered holders entitled to vote at the Annual Meeting at the meeting website. If you hold your shares in the name of a broker, bank, trustee or other nominee, you may need to contact your broker, bank, trustee or other nominee for assistance with your 16-digit control number or if you need to obtain one.
Your Vote is Important
Please cast your vote as soon as possible by using one of the following methods:

Online at www.proxyvote.com	Mail your signed proxy or voting instruction form	Call toll-free from the United States, U.S. territories and Canada via 1-800-690-6903	Attend the Annual Meeting online www.virtualshareholder- meeting.com/CDE2024
For more information about voting, see “General Information” on page 93.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on May 14, 2024. This Proxy Statement and our 2023 Annual Report to Stockholders, which contains financial and other information concerning Coeur Mining, Inc., are available at www.proxyvote.com.
By order of the Board of Directors,
CASEY M. NAULT,

Senior Vice President, General Counsel and Chief ESG Officer (Company Secretary)
Coeur Mining, Inc.
April 4, 2024

Cautionary Statement Concerning Forward-Looking Statements
This proxy statement contains numerous forward-looking statements within the meaning of Section 21E of the Exchange Act relating to our business, including statements regarding reserve and resource estimates, production levels, cash flow levels, growth, exploration efforts, capital expenditures, expectations regarding the commissioning and ramp up of the Rochester expansion, environmental, social and governance (ESG) initiatives, return on invested capital, 2023 ESG Report timing and content, costs, risk profile, returns and advancement of strategic priorities. Such forward-looking statements are identified by the use of words such as “believes,” “intends,” “expects,” “hopes,” “may,” “should,” “plan,” “projected,” “contemplates,” “anticipates” or similar words and involve known and unknown risks, uncertainties and other factors which may cause Coeur’s actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements. Such factors include, among others, the risk that exploration efforts will not occur on a timely basis or requires more capital than currently anticipated; the risk that anticipated production, cost, expenditure and expense levels at our Palmarejo, Rochester, Wharf and Kensington mines are not attained; the risk that our Rochester mine expansion commissioning and ramp up is not completed; the risks and hazards inherent in the mining business (including risks inherent in developing and expanding large-scale mining projects, environmental hazards, industrial accidents, weather or geologically-related conditions); changes in the market prices of gold and silver and a sustained lower price or higher treatment and refining charge environment; the impact of geopolitical conditions, pandemics or epidemics, climate change, extreme weather events and other macro conditions, including disruptions to operations, the need for heightened health and safety protocols, inflation, and disruptions to our vendors, suppliers and the communities where we operate; the uncertainties inherent in our production, exploration and development activities, including risks relating to permitting and regulatory delays (including the impact of government shutdowns), ground conditions, grade and recovery variability; any future labor disputes or work stoppages (involving us or our subsidiaries or third parties); the risk of adverse outcomes in litigation; the uncertainties inherent in the estimation of gold, silver, zinc and lead mineral reserves and resources; impacts from our future acquisition of new mining properties or businesses; the loss of access or insolvency of any third-party refiner or smelter to whom we market our production; inflationary pressures; government orders that may require temporary suspension of operations at one or more of our sites and effects on our suppliers or the refiners and smelters to whom we market our production and on the communities where we operate; the effects of environmental and other governmental regulations and government shut-downs; the risks inherent in the ownership or operation of or investment in mining properties or businesses in foreign countries; and our ability to raise additional financing necessary to conduct our business, make payments or refinance our debt, as well as other uncertainties and risk factors set out in filings made from time to time with the United States Securities and Exchange Commission, and the Canadian securities regulators, including, without limitation, Coeur’s most recent report on Form 10-K. Actual results, developments and timetables could vary significantly from the estimates presented. Readers are cautioned not to put undue reliance on forward-looking statements. The Company disclaims any intent or obligation to update publicly these forward-looking statements, whether as a result of new information, future events or otherwise.

Index of Certain Defined Terms
and Abbreviations
Adjusted EBITDA(1)	Earnings before interest, taxes, depreciation and amortization, adjusted to exclude items that may not be indicative of, or are unrelated to our core operating results
AgEqOz	Silver equivalent ounce
AIP	Annual Incentive Plan
Annual Meeting	2024 Annual Stockholders’ Meeting to be held May 14, 2024
Audit Committee	Audit Committee of the Board
Board	Coeur’s Board of Directors
CAS	Costs applicable to sales
CD&A	Compensation Discussion and Analysis
CLD Committee	Compensation and Leadership Development Committee of the Board
Code	Coeur’s Code of Business Conduct and Ethics
Coeur or the Company	Coeur Mining, Inc.
EHSCR Committee	Environmental, Health, Safety and Corporate Responsibility Committee of the Board
ESG	Environmental, social and governance
Exec Committee	Executive Committee of the Board
F&T Committee	Finance and Technical Committee of the Board
GAAP	Generally Accepted Accounting Principles
GHG	Greenhouse Gas
GRI	Global Reporting Initiative
HCM	Human Capital Management
LTIP or Plan	Coeur Mining, Inc. 2018 Long-Term Incentive Plan, as amended
NCG Committee	Nominating and Corporate Governance Committee of the Board
NEOs	Named Executive Officers
NYSE	New York Stock Exchange
PCAOB	Public Company Accounting Oversight Board
POA 11	Rochester mine Plan of Operations Amendment 11
PSUs	Performance share units issued under the LTIP
Record Date	March 20, 2024
ROIC	Return on invested capital
rTSR	Relative TSR
SASB	Sustainability Accounting Standards Board
SEC	Securities and Exchange Commission
Semler Brossy	Semler Brossy Consulting Group, LLC
TCFD	Financial Stability Board’s Task Force on Climate-related Financial Disclosures
Total Debt	Total Company debt, which includes capital leases, net of debt issuance costs and premium received
TRIFR	Total Reportable Injury Frequency Rate
TSR	Total stockholder return
YOY	Year-over-year
(1)	Please see “Appendix A—Certain Additional Information” for more information about non-GAAP measures used in this Proxy Statement and reconciliations of these measures to U.S. GAAP
Where You Can Find More Information
Annual Meeting
Annual Report: www.coeur.com/_resources/pdfs/2023-Annual-Report.pdf

Annual Meeting Website www.coeur.com/investors/events/2024-annual-stockholders-meeting

Vote your shares via the internet: www.proxyvote.com

Register to attend the meeting www.proxyvote.com

Investor Relations
www.coeur.com/investors/overview/

Corporate Governance
The following are available in the Corporate Governance section of our website:
www.coeur.com/company/corporate-governance/

►	Audit Committee Charter
►	CLD Committee Charter
►	Clawback and Forfeiture Policy
►	EHSCR Committee Charter
►	Exec Committee Charter
►	F&T Committee Charter
►	Insider Trading Policy
►	NCG Committee Charter
►	Code of Business Conduct and Ethics
►	Bylaws
►	Certificate of Incorporation
►	Corporate Governance Guidelines

The information on our website is not incorporated by reference in this Proxy Statement.

Proxy Statement Summary

This proxy statement summary highlights information contained elsewhere in this proxy statement, which is first being sent or made available to stockholders on or about April 4, 2024. This is only a summary, and we encourage you to read the entire proxy statement carefully before voting.

Annual Meeting
Time and Date	9:30 a.m. Central Time on Tuesday, May 14, 2024
Place	Live via the internet at www.virtualshareholdermeeting.com/CDE2024
Record Date	Wednesday, March 20, 2024
Voting	Holders of common stock as of the Record Date are entitled to vote. Each share of common stock is entitled to one vote for each director nominee and one vote for each of the proposals to be voted on.
Attendance	You are entitled to attend the Annual Meeting only if you were a Coeur stockholder as of the close of business on the Record Date or hold a valid proxy for the Annual Meeting.
Voting Matters
Proposal		Coeur Board Voting Recommendation	Page Reference (for more detail)
1	Election of nine director nominees named in this Proxy Statement	FOR each nominee	14
2	Ratification of the appointment of Grant Thornton LLP as Coeur’s independent registered public accounting firm for 2024	FOR	45
3	Vote on an advisory resolution to approve named executive officer compensation	FOR	78

We will make a charitable contribution of $1 to Hire Heroes USA for every stockholder account that votes. Coeur is committed to recruiting, supporting and integrating veterans into our operations through our Coeur Heroes program, launched in 2018. Coeur Heroes provides past and present service members the opportunity to use the special skills they developed during their time of service to help make a difference at our operations.

Coeur Mining 2024 Proxy Statement	1

Our Business and Strategy
We are a precious metals producer with assets located in the United States, Canada and Mexico. Our common stock is listed on the New York Stock Exchange under the symbol “CDE”. Coeur’s strategy is to be America’s premier, growing provider of precious and critical minerals from a balanced, prospective asset base located in mining-friendly jurisdictions and underpinned by leading ESG and human capital practices. Our strategy is guided by our purpose statement, We Pursue a Higher Standard, and three key principles:

We conduct our business with a proactive focus on positively impacting the health, safety, and socioeconomic status of our people and the communities in which we operate as well as being responsible stewards of the environment.
2023 Performance Highlights
In 2023, we were once again a leader among peers in key safety performance metrics, delivered strong operating results and continued to navigate the impacts of inflation on our costs and profitability. We also completed construction of the expansion project at Rochester, which we expect will transform Rochester into a cornerstone asset through significant increases in production and cash flow over a long mine life estimated at 16 years based on 2023 year-end reserves. In addition, we achieved strong results from our expansion-focused exploration program in 2023, including significant increases in inferred resources and measured and indicated resources, and reserve growth at Kensington for the second consecutive year, reflecting the results of our multi-year enhanced development and drilling program at Kensington aimed at extending its mine life.

2023 Executive Compensation Highlights (p. 51)
Compensation programs across the Company are designed to promote operational success and drive the creation of long-term value for our stockholders, taking into consideration the different roles of our employees.
The CD&A section provides a detailed discussion of the philosophy, structure and compensation paid to our NEOs for 2023, and describes our leading compensation practices, and the strong link between pay and Company performance. At our 2023 Annual Meeting, our stockholders again showed strong support for our executive compensation program with over 96% of the votes cast for the approval of our “say-on-pay” proposal.
2	Coeur Mining 2024 Proxy Statement

In 2023, our CLD Committee continued to place a significant proportion of the compensation of our NEOs at risk in order to align pay with performance to a greater extent than our peers, as shown in the charts below.

CEO

AIP
24%
Base Salary
19%
LTIP
57%
Total Variable Pay – 81%
Peer Group Variable Pay Average – 78%

NEO (Average)

AIP
23%
Base Salary
24%
LTIP
53%
Total Variable Pay – 76%
Peer Group Variable Pay Average – 69%

The peer group reflected above is described in “Compensation Discussion and Analysis—2023 Peer Group” on page 60. Data is from public filings during fiscal year 2022. NEO (Average) excludes the CEO.
2023 corporate AIP results of 84% of target reflect above-target overall performance on key safety and environmental metrics and initiatives, gold and silver production that was slightly below target but in-line with public guidance, achievement of two of three key strategic initiatives included in the plan, and higher costs and lower adjusted EBITDA than planned. Our performance share program for the three-year period ended December 31, 2023 paid out at 63% of target, driven by exceeding our reserves and resources growth target and achieving key milestones for our Rochester and Silvertip projects, offset by delivering mine-level ROIC below threshold driving a zero payout on that measure, and a 25% reduction in overall payout due to relative TSR performance in the bottom quartile of our peers.
For the three-year period ended December 31, 2023, our CEO received payouts for performance-based and “at-risk” elements of our compensation program that were 38% lower than the target payout level. During this same period, our stock price decreased by 69%.
2023 Annual Incentive Plan Results(1)
Metric	Weight	Result	Weighted Payout
Gold Production	15%	99%	14.2%
Silver Production	5%	~100%	4.9%
Gold CAS	15%	106%	0%
Silver CAS	5%	101%	4.7%
Adjusted EBITDA	20%	89%	15.8%
Strategic Initiatives	20%	102%	20.5%
ESG Scorecard	20%	120%	24.0%
Total Payout			84%(3)
2021-2023 LTIP Performance Share Results(1)
Metric	Weight(2)	Result	Weighted Payout(3)
ROIC	35%	0%	0%
Reserves & Resources Growth	35%	105%	37%
Rochester Expansion	20%	171%	34%
Silvertip Restart/Expansion	10%	126%	13%
Primary Measures Result	100%		84%
Relative TSR Modifier			-25%
Total Payout			63%
(1)	For details about the calculation of 2023 AIP and 2021-2023 LTIP performance shares results, see “2023 Executive Compensation Results” beginning on page 63.
(2)
Weighting is calculated as a percentage of the total 2021 performance share grant target value. For details about the calculation of the payout for the 2021 performance share awards, see “Payouts for 2021-2023 Performance Shares” on page 70.

(3)	By convention, the actual weighted payout is rounded to the nearest whole number.
Coeur Mining 2024 Proxy Statement	3

Ongoing Evolution of Executive Compensation Program

2023 Investor Outreach and Engagement Highlights (p. 29)

4	Coeur Mining 2024 Proxy Statement

What We Heard from Stockholders	What We Did
Advance ESG priorities, initiatives and disclosures
► Published our 2022 ESG Report in April 2023 including mapping to TCFD, SASB and GRI, enhanced disclosures on water, emissions and other key topics, and reporting on progress against specific, objective ESG goals
► Completed six site-level projects to reduce energy and emissions, and successfully negotiated a significant increase in green power supply to our Rochester mine in Nevada
► ESG factors represent 20% of target AIP, focused on safety and environmental metrics and initiatives
► Advanced Diversity, Equity & Inclusion strategy through focus on inclusion and hosting CEO Action for Diversity & Inclusion Day of Understanding events throughout the organization
► Further Board refreshment with the additions of two new directors – Paramita Das and Robert Krcmarov – with highly relevant skills, backgrounds and experiences, and long-serving director Sebastian Edwards not standing for re-election at the 2024 Annual Meeting
► Adopted and rolled out a biodiversity standard and formally adopted the Global Industry Standard on Tailings Management

Link executive compensation program to driving long-term stockholder value	► Maintained core measures of our performance share program as key drivers of stockholder value, with metrics tied to growth in reserves and resources and ROIC; retained relative TSR as a modifier
Emphasize culture and human capital management	► Completed culture survey, which once again showed strong results; developed plans to address areas of opportunity for improvement based on survey results
Include directors in stockholder engagement calls
► Our independent directors, including our independent Chairman and the Chairs of our Board committees, are made available to engage directly with stockholders as part of our annual stockholder outreach program

Coeur Mining 2024 Proxy Statement	5

Corporate Governance Highlights and Best Practices (p. 10)

6	Coeur Mining 2024 Proxy Statement

Director Nominees (p. 14)
Name and Principal Occupation	Age	Director Since	Independent	Other Public Company Boards	Committee Memberships	Diversity
Linda L. Adamany Lead Director, Jefferies Financial Group Inc.; Director, Vitesse Energy, Inc. and BlackRock Institutional Trust Company	72	2013	⬤	2	Audit – Chair EHSCR	Female
Paramita Das Former Global Head of Marketing, Development & ESG, Rio Tinto; Director, Genco Shipping & Trading Ltd.	47	2023	⬤	1	Audit EHSCR	Female Asian
Randolph E. Gress Retired Chairman and CEO of Innophos Holdings, Inc.	68	2013	⬤	0	CLD - Chair Nom Gov F&T
Jeane L. Hull Director, Hudbay Minerals, Epiroc AB and Wheaton Precious Metals Corporation	69	2022	⬤	3	EHSCR – Chair CLD F&T	Female
Robert Krcmarov Director, Major Drilling Group International Inc., Osisko Gold Royalties Ltd. and Orla Mining Ltd.	59	2023	⬤	3	Audit CLD F&T
Mitchell J. Krebs President & CEO of Coeur Mining, Inc.	52	2011		0	Exec
Eduardo Luna Non-Executive Chairman of the Board of Rochester Resources Ltd.	78	2018	⬤	1	Audit EHSCR F&T	Hispanic/Latino
Robert E. Mellor Chairman of the Board of Monro, Inc.	80	1998	⬤	1	Nom Gov – Chair CLD Exec – Chair
J. Kenneth Thompson President and CEO of Pacific Star Energy LLC; Chairman of Pioneer Natural Resources*; Director of Alaska Air Group.	72	2002	⬤	2	F&T – Chair EHSCR Nom Gov Exec
*	Mr. Thompson plans to retire from his directorship with Pioneer Natural Resources Company if and when the merger of Pioneer Natural Resources Company and Exxon Mobil Corporation is completed.
Coeur Mining 2024 Proxy Statement	7

We believe our Board should possess a combination of skills, professional experience and diversity of viewpoints to effectively oversee our business. The graphic below provides an overview of the skills and qualifications of our slate of director nominees. More information about each individual director nominee’s skills, qualifications and demographic information can be found beginning on page 10.

Human Capital Management and Culture (p. 34)

Coeur has long recognized that people and culture are key to achieving our strategic goals. We aim to promote safety first, proactively develop our people and foster a diverse and inclusive culture. Our leadership team regularly engages with employees to assess our culture through surveys, town halls that provide opportunities for employees to ask questions, and development programming, among other efforts. We also conduct robust succession planning at all levels of the organization.
Building on the results of our third biennial culture survey in 2023, we are focused on making improvements to address employee responses and seeking employee feedback on these efforts in 2024 and beyond.
8	Coeur Mining 2024 Proxy Statement

Environmental, Social & Governance/ESG (p. 30)
Coeur has established itself as an ESG leader among its peers. We continued to advance our ESG initiatives in 2023, including publishing our 2022 ESG Report, which included specific, objective goals to continue to improve our industry leading safety record, progress on scores and actions identified through our inclusion index, reduce the net intensity of our GHG emissions across the Company, adopt a biodiversity standard, enhance the effectiveness of our community relations processes and drive our ethics and compliance program. Our 2023 ESG Report, expected to be published in the second quarter of 2024 will discuss our progress on these goals and our other achievements and priorities. We are particularly proud to have achieved the following recent ESG accomplishments and awards:

Published GHG emissions target: 35% reduction in net intensity by end of 2024

Tied executive compensation and individual incentive programs to GHG goals

Sourced renewable power for Rochester and Wharf

Published Tailings Management Policy with Global Industry Standard

MSCI ESG RATINGS A

CCC | B | BB | BBB | A | AA | AAA

As of 2022, Coeur received an MSCI ESG Rating of "A"[2]

Achieved industry leading & Company record-low lost-time injury frequency rate in 2022[1]

ESR Empresa Socialmente Responsable

Coeur Mexicana is a 13-time recipient of Empresa Socialmente Responsable distinction

COEUR MINING
BIODIVERSITY
MANAGEMENT
STANDARD

Adopted biodiversity management standard to identify and mitigate impacts throughout all mining phases

After recent Board refreshment, 50% of directors are diverse

ISS QualityScore GOVERNANCE 1
Highest Rating By INSTITUTIONAL SHAREHOLDER SERVICES

ISS QualityScore of "1" for Governance (Highest Possible)

Mitch Krebs, President & CEO, served as Chair of NMA ESG Task Force. Now serves as Chair of NMA

2020 & 2019 Winner
2021, 2022 & 2023 Finalist
Best Proxy Statement (mid-/small cap), Corporate Secretary

(1)
Source(s): U.S. Department of Labor Mine Safety and Health Administration (MSHA): Metal Operators Mine Safety and Health Statistics; Coeur average 0.17 injuries per 200,000 employee-hours worked vs. Industry average 1.31.

(2)	For more information on MSCI ESG Ratings, please visit https://www.msci.com/notice-and-disclaimer.
Coeur Mining 2024 Proxy Statement	9

Corporate Governance
Best Practices
►	Independent Board chairman and all directors and nominees are independent other than the Chief Executive Officer (“CEO”)
►	Board and Board committees take an active role in the Company’s risk oversight and risk management processes, including active oversight of ESG, HCM and cybersecurity matters
►
Focus on Board refreshment – three new directors since Q2 2022, including Jeane Hull in 2022 and Paramita Das and Robert Krcmarov in 2023, and in the last year three directors either left the Board or are not standing for re-election at the 2024 Annual Meeting

►	Strong mix of directors with complementary skills
►	Annual evaluations promote Board and Board committee effectiveness
►	Proxy access allows stockholders who have satisfied requirements specified in our Bylaws to include director nominees in the Company’s proxy statement and form of proxy
►	No related person transactions with directors, director nominees or executive officers
►	50% of independent director nominees are diverse (gender and/or ethnic)
►	Peer-leading Stock ownership guidelines (Directors and Officers)
►	Clawback and Forfeiture Policy covers both financial restatements and officer misconduct and applies to annual incentive payouts along with both time-based and performance-based equity awards
►	Proactive ongoing stockholder outreach on governance, executive compensation and other ESG matters, including participation by independent directors
►	Chairman’s one-on-one meetings with each director promote candor, effectiveness and accountability
►	Majority voting in uncontested director elections with a resignation policy
►	All directors elected annually for one-year terms
►	Stockholders owning 20% or more of Coeur’s common stock have the right to call a special meeting of the stockholders
►	No poison pill or similar anti-takeover defenses in place
►	Active Board oversight of enterprise risk, including involvement in strategy setting and crisis management preparation and response efforts
►	Annual advisory vote on named executive officer compensation
Director and Nominee Experience and Qualifications
Coeur is a precious metals mining company with mining operations and exploration properties in the United States, Mexico and Canada. The management of our business requires the balancing of many considerations, including:
►	Strategic and financial growth and building long-term value for our stockholders
►	Cyclicality of commodities prices
►	Liquidity management in a capital-intensive industry
►	Health and safety of our employees, contractors, and community partners
►	Environmental stewardship and decarbonization
►	Building positive relationships with the communities in which we operate
►	Fostering and maintaining a strong culture
►	Attracting, developing and retaining talented employees
►	Complying with laws and regulations in a heavily-regulated industry
►	Maintaining leading corporate governance and disclosure practices
►	Implementing appropriate systems to identify, report and manage principal business risks
Our Board believes that it should possess a combination of skills, professional experience and diversity of viewpoints to oversee our business, together with relevant technical skill or financial acumen that demonstrates an understanding of the financial and operational aspects and associated risks of a large, complex organization like Coeur. Our Corporate Governance Guidelines contain Board membership criteria, focused on ethics and integrity, sound business judgment, strength of character, mature judgment, professional experience, industry knowledge and diversity of viewpoints, all in the context of an assessment of the perceived needs of the Board at that point in time. Accordingly, the Board and the NCG Committee consider the qualifications of incumbent directors and director candidates individually and in the broader context of the
10	Coeur Mining 2024 Proxy Statement

Board’s overall composition and our current and future needs, including an incumbent director’s or potential director’s ability to contribute to the diversity of viewpoints and experience represented on the Board. The Board and NCG Committee regularly review their effectiveness in balancing these considerations when assessing the composition of the Board. In addition to relevant skills and experience of incumbent directors and director candidates, the Board and the NCG Committee consider gender diversity to be important and are mindful of female representation on the Board when filling Board vacancies and when changing its composition. Coeur has nominated nine people for election as directors in this Proxy Statement.
The Board and the NCG Committee have not formulated any specific minimum qualifications, but rather consider the factors described above and, among other things, the Board has determined that it is important to have individuals with the following skills and experiences on the Board:

Current and Former CEO/Group Executive
Directors with experience in significant leadership positions possess strong abilities to motivate and develop people and understand the complexities and challenges of managing a large organization

Project Development/Management
The mining business is project intensive. Coeur benefits by having directors with experience in the entire lifecycle of acquiring, developing and managing large and complex projects

Environmental, Social and Governance / Health and Safety
Operating safely and protecting the environments and communities in which we operate is one of our highest priorities and essential to the success of our business

Government Affairs, Regulatory and Legal
We operate in a heavily regulated industry that is directly affected by governmental actions and legal requirements at the local, state and federal levels in the United States, Mexico and Canada

Strategy Development and Execution
Directors with experience creating and advancing strategic direction and growth through mergers, acquisitions, joint ventures and other strategic initiatives, as well as overseeing commitment of resources and management of risk, provide critical insights in evaluating strategic plans and opportunities

Capital Markets Transactions
Analysis and understanding of proposed capital markets transactions, including risks and impacts to our existing capital structure, is critical to oversight of strategy execution and project management

Extractive or Cyclical Industry
The mining sector, particularly precious metals mining, is cyclical, and stockholders and management benefit from the perspectives and experience of directors who have lead firms through several full business cycles

U.S. Public Company Board Service
As a U.S.-based and NYSE-listed company, directors who have experience serving on other U.S. public company boards generally are well-prepared to fulfill the Board’s responsibilities of overseeing and providing guidance to management in the context of U.S. public company regulation and governance structures

Finance/Accounting We operate in a complex financial and regulatory environment with disclosure requirements, detailed business processes and internal controls
Technology/Cyber Security
Providing perspectives on innovation and overseeing the physical and cyber threats against the security of our operations, assets and systems and response preparedness is critical to our operations

Human Capital Management Oversight of the recruitment, retention and development of key talent is critical for execution of the Company’s strategies and initiatives	Diversity A board with gender, racial, ethnic and age diversity allows for different perspectives, which can lead to higher quality discussions, decision-making and increased overall effectiveness
Geographic Experience in the jurisdictions in which we operate helps us navigate unique jurisdictional challenges, including culture and legal and regulatory environments
In addition to Board diversity, Coeur recognizes the importance of diversity in senior executive leadership. While we do not establish specific diversity targets at the Board or executive level and are committed to equal employment opportunities, as of the date of this Proxy Statement, 33% (2 out of 6) of the officers who comprise our Executive Leadership Team identify as women, one of whom is an NEO.
Coeur Mining 2024 Proxy Statement	11

Board Composition and Refreshment
The Board believes that directors should be evaluated on their unique perspectives, experiences and ability to contribute to the Board. The Board does not have a mandatory retirement age and believes that long-serving directors can provide important perspectives and insights based on industry experience and a deep understanding of our long-term plans and objectives. The Board is focused on maintaining a balance between longer serving directors and newer directors with complementary skills, expertise, and diverse backgrounds and points of view to allow for natural turnover and an appropriate pace of Board refreshment. For example, Messrs. Mellor and Thompson, our longest-serving directors, each have deep public company board experience, including leading other public company boards, which are invaluable to our Board and management team and balance with the perspectives of our newer directors. Messrs. Mellor and Thompson also have significant experience serving Coeur in different economic environments, through multiple business and commodity cycles, and under multiple management teams, which provides them with experience and perspective that is highly valuable in providing strong leadership to a company in our industry. In identifying director candidates from time to time, the NCG Committee seeks to include women and ethnically and racially diverse individuals in any potential candidate pool and may focus on specific skills and experience of particular importance at the time in order to enhance the overall balance and effectiveness of the Board, as was the case with the addition of Mr. Luna in 2018, Ms. Hull in 2022 and Ms. Das and Mr. Krcmarov in 2023. As part of the Board’s ongoing efforts to seek this balance of skills, experience and tenure, as described in more detail below, the Board added three new directors over the past two years. If all of the nominees are elected to the Board, the average tenure of the directors will be approximately 10 years, with 50% of the independent director nominees having served six years or less.
Director Nomination Process
The NCG Committee reviews and makes recommendations regarding the composition and size of the Board. The Board considers candidates identified by search firms it retains or consults with periodically, as well as candidates recommended by current directors, management (as was the case with Ms. Hull, Ms. Das and Mr. Krcmarov) and stockholders, and through other methods. The NCG Committee has adopted a policy pursuant to which significant long-term stockholders may recommend a director candidate. See page 27 for more details.

Evaluation Process for Current Directors
Before recommending an incumbent director for re-nomination, the NCG Committee considers each incumbent director’s experience, qualifications and expected future contributions to the Board. The NCG Committee’s annual review of existing directors includes the following considerations:
►
Key Attributes and Responsibilities – In addition to having a Board composed of directors who collectively possess the diverse set of skills described above, directors should actively: represent the interests of stockholders; assess and advise management regarding major risks facing the Company; oversee that processes are in place for maintaining the integrity of the Company, its financial statements, its data and systems, its compliance with laws and ethics, its relationships with third parties, and its relationships with other stakeholders; and select, evaluate, retain and compensate a well-qualified CEO and senior management team, oversee succession planning and commit to fostering an environment of diversity, equity and inclusion at the Company.

12	Coeur Mining 2024 Proxy Statement

►
Independence – Consideration is given to the interests or affiliations of a director and whether they are in compliance with applicable laws or stock exchange requirements or could compromise the independence and integrity of an independent director’s service on behalf of stockholders, including the director’s relationships with the Company that would interfere with the director’s exercise of independent judgment.

►
Commitment and Performance – A willingness and ability to devote the time necessary to serve is an important element of being an effective director. In this regard, we have a director overboarding policy included in our Corporate Governance Guidelines, which limits the total number of public company boards (including Coeur’s) to four, or two (including Coeur’s) for directors who are executive officers of public companies.

Annual Board Self-Evaluation Process

Self-Evaluation
Each director reviews questions provided in advance to prepare for the in-person one-on-one meeting with the Chairman of the Board and in-person discussions among the Board and each committee
One-on-One Meetings
Mr. Mellor, Chairman of the Board, meets individually with each director to discuss a range of topics including Board and committee composition, organization and effectiveness of meetings and communication, each director’s personal contribution to the Board and relevant committees and sufficiency of the level of internal and external support provided to the Board and its committees
In-Person Discussions
Held at a meeting of the full Board and each committee to discuss observations arising from the questions provided in advance and the Chairman’s one-on-one meetings with each director
Incorporate Feedback
Meaningful feedback is generated each year from the self-evaluation process, including, in recent years, with respect to allocation of time during Board meetings which has led to an increase in time spent on critical topics such as strategy, capital allocation, executive and director succession planning, ESG, diversity and risk management (including an increased focus on cyber risk matters)

Majority Vote Standard for the Election of Directors
According to our Bylaws, in an uncontested election, the number of votes cast “for” a director’s election must exceed the number of votes cast “against” that director.
If a nominee for director does not receive the vote of at least a majority of votes cast at the Annual Meeting, it is the policy of the Board that the director must tender his or her offer of resignation. The NCG Committee will then make a recommendation to the Board whether to accept or reject the tendered resignation offer, or whether other action should be taken, taking into account all of the relevant facts and circumstances. Any director who has tendered his or her offer of resignation may not take part in the proceedings with respect to his or her resignation offer. For additional information, our Corporate Governance Guidelines are available on the Corporate Governance page of our website, www.coeur.com/company/corporate-governance/, and to any stockholder who requests a copy. The information on our website is not incorporated by reference in this Proxy Statement.
Coeur Mining 2024 Proxy Statement	13

Proposal No. 1:
Election of Directors
What am I voting for?
► The election of nine directors to hold office until the 2025 Annual Stockholders’ Meeting and until their successors have been elected and qualified.
► Properly executed proxies will be voted at the Annual Meeting FOR the election of each of the nine persons named below unless marked AGAINST or ABSTAIN.

The Board of Directors recommends a vote FOR each nominee listed in “Director Nominees” below
Director Nominees
The nine individuals named below have been nominated by the Board to be elected as directors at the Annual Meeting, each to serve for one year and until his or her successor is elected and qualified. Other than Mr. Krcmarov (who was appointed to the Company's Board effective December 11, 2023), each nominee was elected to the Board at the 2023 Annual Meeting. Mr. Krcmarov was identified by our President & CEO as a potential director candidate, and, following meetings with our independent Chairman, the NCG Committee and the full Board, was formally recommended by the NGC Committee to serve as a director. Mr. Edwards, a current Company director, is not standing for re-election. Accordingly, he will cease being a director as of the 2024 Annual Meeting and the size of the Board will be reduced as of the Annual Meeting. We do not contemplate that any of the persons named below will be unable, or will decline, to serve; however, if any such nominee is unable or declines to serve, the persons named in the accompanying proxy may vote for a substitute, or substitutes, in their discretion, or the Board may reduce its size or leave a vacancy on the Board.
The Board and the NCG Committee have determined that our nominees possess a balanced mix of the qualifications and experiences relevant to the effective governance and oversight of our business. The following table provides certain information about the key skills and qualifications of each director nominee (but does not encompass all skills and qualifications) and additional information about each director nominee follows.
14	Coeur Mining 2024 Proxy Statement

Skills/Background	Adamany	Das	Gress	Hull	Krcmarov	Krebs	Luna	Mellor	Thompson
Current/Former CEO or Group Executive
Project Development/ Management
ESG
Government Affairs, Regulatory & Legal
Strategy Development & Execution
Capital Markets Transactions
Extractive/Cyclical Industry
U.S. Public Company Board Service
Finance/Accounting
Technology/Cyber Security
Human Capital Management
Geographic
Demographic Information	Adamany	Das	Gress	Hull	Krcmarov	Krebs	Luna	Mellor	Thompson
Gender
Female
Male
Ethnicity
Hispanic/Latino
White
Asian
Coeur Mining 2024 Proxy Statement	15

Linda L. Adamany AGE: 72 DIRECTOR SINCE: 2013	Experience

Independent Lead Director of Jefferies Financial Group Inc. (formerly known as Leucadia National Corporation), a diversified holding company engaged in a variety of businesses, since March 2022 and current chair of the Nominating and Governance Committee (Board member since March 2014); Member of the Board of Directors of Jefferies International Limited, a wholly-owned subsidiary of Jefferies Financial Group Inc., since November 2018

Non-executive director, Chair of the Compensation Committee of Vitesse Energy, Inc. since January 2023 and of BlackRock Institutional Trust Company since March 2018

Served at BP plc, a multinational oil and gas company, in several capacities from July 1980 until her retirement in August 2007, most recently from April 2005 to August 2007 as a member of the five-person Refining & Marketing Executive Committee responsible for overseeing day-to-day operations and HR management of BP plc’s Refining & Marketing segment, a $45 billion business at the time

Former non-executive director of Wood plc, a company that provides project, engineering and technical services to energy and industrial markets, from October 2017 to May 2019
Former non-executive director of Amec Foster Wheeler plc, an engineering, project management and consultancy company, from October 2012 to October 2017, when Amec was acquired by Wood Group plc
Former member of the Board of Directors of National Grid plc, an electricity and gas generation, transmission and distribution company, from November 2006 to November 2012
Recognized as one of Women Inc. Magazine’s 2018 Most Influential Corporate Directors
Certified Public Accountant
Education

Ms. Adamany earned a degree in Accounting from John Carroll University (magna cum laude) and has completed executive education studies at Harvard University, University of Cambridge and Tsing Hua University (China).

Expertise and Qualifications

Ms. Adamany brings to the Board leadership, financial and accounting expertise, strategic planning experience, and experience in the extractive resources industry and with cyclical businesses through her positions with BP plc and project management experience as director of Wood plc and Amec Foster Wheeler plc.

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Paramita Das AGE: 47 DIRECTOR SINCE: 2023	Experience

Former Global Head of Marketing, Development and ESG (Chief Marketing Officer), Metals and Minerals Rio Tinto, a global mining group, from June 2022 through February 2024; President of Rio Tinto Nickle Inc., President and CEO of Alcan Primary Products Company, LLC and Member of the Board of Directors of Rio Tinto Services Inc. from July 2019 through September 2023; General Manager, Marketing and Development, Metals and Head of the Chicago Commercial Office, Rio Tinto from January 2018 to May 2022; Chief of Staff/Group Business Executive to the Rio Tinto Group CEO from December 2016 to December 2017

Director of Genco Shipping & Trading Limited, a drybulk shipowner focused on global transportation of commodities, since March 2024
Former Board member of: World Business Chicago from January 2020 to January 2022; Chicago Children’s Museum from June 2019 to June 2021; and UN Women – USNC from 2014 to 2017
Education

Ms. Das earned a bachelor's degree in Architectural Engineering from Guru Govind Singh Indraprastha University 2001, a Master of Business Administration in 2004 from the University of Louisville and completed additional post-graduate studies in Strategy and Finance at the University of Chicago Booth School of Business in 2010 and 2014.

Expertise and Qualifications
Ms. Das brings to the Board significant leadership and strategic planning experience in the extractive resources industry through her former positions with Rio Tinto.
Ms. Das is an active leader on gender equality and issues affecting women and children. She has worked extensively with forums like UN Women and diversity platforms like Ascend.
Ms. Das is an active speaker by invite on topics related to ESG, blockchain, diversity, supply chains and digital and business transformation.
Randolph E. Gress AGE: 68 DIRECTOR SINCE: 2013	Experience

Retired Chairman, from November 2006 until January 2016, and former director, from August 2004 until January 2016, and Chief Executive Officer, from 2004 until December 2015, of Innophos Holdings, Inc., a leading international producer of performance-critical and nutritional specialty ingredients for the food, beverage, dietary supplements, pharmaceutical and industrial end markets

Various positions with Rhodia SA, a group that specializes in fine chemistry, synthetic fibers and polymers, from 1997 to 2004, including Global President of Specialty Phosphates and Vice President and General Manager of the North American Sulfuric Acid and Regeneration businesses

Various roles at FMC Corporation, from 1982 to 1997, including corporate strategy and various manufacturing, marketing and supply chain positions
Education
Mr. Gress earned a Bachelor of Science in Engineering in Chemical Engineering from Princeton University and earned a Master of Business Administration from Harvard University.
Expertise and Qualifications

Mr. Gress is a seasoned industrial executive with a wide range of experience in international business, mergers & acquisitions, capital markets, operations, strategic planning, financial/accounting, government/regulatory, legal, and mining (phosphates with Innophos Holdings, Inc. and various minerals with FMC Corporation).

Coeur Mining 2024 Proxy Statement	17

Jeane L. Hull AGE: 69 DIRECTOR SINCE: 2022	Experience
Director of Hudbay Minerals Inc. since June 2023, Wheaton Precious Metals Corp. since May 2023, and Eprioc AB since January 2018

Former member of the Boards of Directors of Copper Mountain Mining Corp. from April 2022 to June 2023, Interfor Corporation from May 2014 to May 2023, Trevali Mining Corporation from January 2021 to September 2022, Pretium Resources Inc. from November 2019 to March 2022 and Cloud Peak Energy Inc. from July 2016 to October 2019

Serves on the Advisory Board for South Dakota School of Mines and Technology

Former Executive Vice President and Chief Technical Officer at Peabody Energy from 2011 to 2015. Prior to joining Peabody Energy in 2007, she held numerous management, engineering and operations positions with Rio Tinto and its affiliates, lastly as Chief Operating Officer of the Kennecott Utah Copper mine

Education
Ms. Hull earned a Bachelor of Science (Civil Eng.) from South Dakota School of Mines and Technology and a Master of Business Administration from Nova Southeastern University.
Expertise and Qualifications

Ms. Hull brings a wealth of operational leadership and engineering experience, as well as experience on public company boards, with project development/management and with cyclical businesses, most notably through her experiences as Chief Operating Officer at Rio Tinto’s Kennecott Utah Copper mine and Executive Vice President and Chief Technical Officer of Peabody Energy Corporation.

Robert Krcmarov AGE: 59 DIRECTOR SINCE: 2023	Experience
International mining executive and geologist holding roles at site, regional and corporate levels throughout his 35 years of natural resources industry experience
Director of Major Drilling Group International Inc. since September 2022, Osisko Gold Royalties Ltd. since October 2022, and Orla Mining Ltd. since November 2023

Former executive with Barrick Gold Corporation, a mining company that produces gold and copper, including Executive Vice President Exploration and Growth from March 2016 until November 2021, and technical advisor from November 2021 to November 2023

Education
Mr. Krcmarov earned a Bachelor of Science in Geology from the University of Adelaide and a Master of Economic Geology from the University of Tasmania.
Expertise and Qualifications

Mr. Krcmarov’s leadership capabilities span mineral exploration, drilling operations, mining operations, change management, research and development, and strategic planning. His depth of experience includes extensive expertise in mergers and acquisitions, evaluation of new business opportunities, external joint venture negotiations, capital markets engagement and a long track record of running safe, responsible operations.

18	Coeur Mining 2024 Proxy Statement

Mitchell J. Krebs AGE: 52 DIRECTOR SINCE: 2011	Experience

President and Chief Executive Officer of Coeur Mining, Inc. since 2011. Mr. Krebs joined Coeur in 1995 after spending several years in the investment banking industry in New York. Mr. Krebs held various positions in corporate development, including Senior Vice President of Corporate Development for the Company. In March 2008, Mr. Krebs was named Chief Financial Officer, a position he held until being appointed President and CEO

Chairman of the National Mining Association (Former Chair of ESG Task Force)
Former member of the Board of Directors of Kansas City Southern Railway Company from May 2017 to April 2023
Executive Committee member and past President of The Silver Institute
Education
Mr. Krebs earned a Bachelor of Science in Economics from the Wharton School at the University of Pennsylvania and a Master of Business Administration from Harvard University.
Expertise and Qualifications

Mr. Krebs brings leadership, industry, capital markets, mergers & acquisitions, and strategic planning experience to the Board, as well as in-depth knowledge of Coeur through the various high-level management positions he has held with the Company over the years.

Coeur Mining 2024 Proxy Statement	19

Eduardo Luna AGE: 78 DIRECTOR SINCE: 2018	Experience
Chairman of the Board of Directors of Rochester Resources Ltd., a junior natural resources company with assets in Mexico, since 2018 (and various roles with the company prior to that time)

Former member of the Board of Directors of Wheaton Precious Metals Corp., a precious metals streaming company, from 2004 to May 2023; Chairman of the Board of Directors from 2004 to 2009; interim Chief Executive Officer from October 2004 to April 2006; and Executive Vice President from 2002 to 2005

Former member of the Board of Directors of DynaResource, Inc., an exploration stage precious metals company, and special advisor to the president of its wholly-owned Mexican subsidiary, from March 2017 to July 2019

Chairman of the Advisory Board of the Faculty of Mines at the University of Guanajuato
Director of Minas de Bacís, a private mining company with operations in Mexico, since 2018 and director of Avantti Medi Clear, a private company, since 2010

Former member of the Board of Directors of Primero Mining Corp., a precious metals mining company, from 2008 to 2016, while also holding several senior management roles during that period, including Executive Vice President and President (Mexico), and President and Chief Operating Officer

Executive Vice President of Goldcorp Inc. from March 2005 to September 2007; President of Luismin, S.A. de C.V. from 1991 to 2007
Education

Mr. Luna earned a Bachelor of Science in Mining Engineering from Universidad de Guanajuato, a Master of Business Administration from Instituto Tecnologico de Estudios Superiores de Monterrey, and an Advanced Management Degree from Harvard University.

Expertise and Qualifications

Mr. Luna brings extensive mining industry, executive leadership, public company board, project development/management and cyclical business experience through his roles with Luisman, Goldcorp, Primero and Wheaton, among others, as well as experience with Mexican government relations and regulatory matters, which is particularly valuable to the Company given the significance of the Palmarejo complex.

20	Coeur Mining 2024 Proxy Statement

Robert E. Mellor AGE: 80 DIRECTOR SINCE: 1998	Experience

Chairman of the Board of Directors of Monro, Inc. (formerly, Monro Muffler/Brake, Inc.), an auto service provider, since June 2017, lead independent director from April 2011 to June 2017, and a director since August 2010, as well as interim Chief Executive Officer from August 2020 to April 2021

Former Chairman, Chief Executive Officer and President of Building Materials Holding Corporation, a company focused on the distribution, manufacturing and sales of building materials and component products, from 1997 to January 2010 and a director from 1991 to January 2010

Former member of the Board of Directors of CalAtlantic Group, Inc., a national residential home builder, from October 2015 to February 2018, including when CalAtlantic was acquired by Lennar Corporation; former member of the Board of Directors of The Ryland Group, a national home builder that merged with another builder to form CalAtlantic, from 1999 to October 2015

Former member of the Board of Directors of Stock Building Supply Holdings, Inc., a lumber and building materials distributor, from March 2010 until December 2015 when it merged with another company
Recognized as one of the 100 most influential corporate directors by the National Association of Corporate Directors in 2020
Education
Mr. Mellor earned a Bachelor of Arts in Economics from Westminster College (Missouri) and a Juris Doctor from Southern Methodist University School of Law.
Expertise and Qualifications

As the former Chairman and Chief Executive Officer of Building Materials Holding Corporation and former Interim Chief Executive Officer of Monro Inc., Mr. Mellor brings leadership, risk management, cyclical industry, talent management, operations, capital markets, mergers & acquisitions and strategic planning experience to the Board.

Mr. Mellor also brings public company board experience to the Board through his service on the board of Monro, Inc., and his former service with CalAtlantic Group, Inc., The Ryland Group, Inc. and Stock Building Supply Holdings, Inc.

Coeur Mining 2024 Proxy Statement	21

J. Kenneth Thompson AGE: 72 DIRECTOR SINCE: 2002	Experience

President and Chief Executive Officer of Pacific Star Energy LLC, a privately held firm that is a passive holder of oil lease royalties in Alaska, from September 2000 to present, including, from 2004 to present, royalties held by Alaska Venture Capital Group LLC from its prior oil and gas exploration and development activities

Chairman of the Board of Pioneer Natural Resources Company, a large independent oil and gas company, where he has served as a director since August 2011(1)
Member of the Board of Directors of Alaska Air Group, Inc., the parent corporation of Alaska Airlines and Horizon Air, since 1999
Former member of the Board of Directors of Tetra Tech, Inc., an engineering consulting firm, from April 2007 until February 2024
Executive Vice President of ARCO’s Asia Pacific oil and gas operating companies in Alaska, California, Indonesia, China and Singapore from 1998 to 2000
President and Chief Executive Officer of ARCO Alaska, Inc., the oil and gas producing division of ARCO based in Anchorage, from June 1994 to January 1998

Corporate Vice President leading ARCO's oil & gas research and technology center from 1993 until 1994 which included research in various geoscience disciplines, engineering technologies and environmental sciences. He also had oversight of the Information Technology department, the computing center and IT security

Recognized in 2019 as one of the 100 most influential corporate directors by the National Association of Corporate Directors
Education
Mr. Thompson earned a Bachelor of Science degree and an honorary professional degree in Petroleum Engineering from the Missouri University of Science & Technology.
Expertise and Qualifications

Through Mr. Thompson’s various executive positions, including the role of Chief Executive Officer, he brings to the Board leadership, risk management, project development/management, engineering, strategic planning, natural resources/extractive industry and extensive health, safety and environmental experience. Mr. Thompson also has government and regulatory experience through his work in other highly-regulated industries such as the oil and gas, energy, and airline industries, and possesses extensive U.S. public company board experience. Mr. Thompson’s experience in the oil and gas and airline industries also provide extensive experience with cyclical businesses.

(1)	Mr. Thompson plans to retire from his directorship with Pioneer Natural Resources Company if and when the merger of Pioneer Natural Resources Company and Exxon Mobil Corporation is completed.
22	Coeur Mining 2024 Proxy Statement

Meeting Attendance
Our Board met six times during 2023. Each incumbent director who served in 2023 attended 100% of the aggregate meetings of the Board and committees on which he or she served. We have a policy that encourages directors to attend each annual meeting of stockholders, absent extraordinary circumstances. Each of the eight incumbent directors then-standing for re-election attended the 2023 Annual Meeting.
Committees of the Board of Directors
Each Board committee functions under a written charter adopted by the Board, copies of which are available on the Corporate Governance page of our website, currently www.coeur.com/company/corporate-governance/, and to any stockholder who requests a copy.
The current members, responsibilities and the number of meetings held in 2023 of each of these committees are shown below:
Audit Committee Members Linda L. Adamany, Chair Paramita Das Sebastian Edwards Robert Krcmarov(1) Eduardo Luna Number of meetings in 2023: 6	Key Responsibilities
Reviewing and reporting to the Board with respect to the oversight of various auditing and accounting matters and related key risks, including:
	►	The selection and performance of our independent registered public accounting firm;
	►	The planned audit approach;
	►	The nature of all audit and non-audit services to be performed;
	►	Accounting practices and policies;
	►	Oversight of the compliance program, including compliance with the Company’s Code of Business Conduct and Ethics and whistleblower reporting framework;
	►	Oversight of cybersecurity; and
	►	The performance of the internal audit function.
Independence and Financial Literacy
►
The Board has determined that each member of the Audit Committee is independent as defined by the NYSE listing standards and Coeur’s independence standards, which are included as part of Coeur’s Corporate Governance Guidelines, as well as additional, heightened independence criteria under the NYSE listing standards and SEC rules applicable to Audit Committee members.

	►	All members of the Audit Committee satisfy the NYSE’s financial literacy requirement.
	►	The Board has determined that, as a result of her knowledge, abilities, education and experience, Ms. Adamany is an Audit Committee Financial Expert (as defined by SEC rules).
Audit Committee Financial Expert
Coeur Mining 2024 Proxy Statement	23

Compensation and Leadership Development Committee Members Randolph E. Gress, Chair Sebastian Edwards Jeane L. Hull Robert Krcmarov(1) Robert E. Mellor Number of meetings in 2023: 5	Key Responsibilities
	►	Approving, together with the other independent members of the Board, the annual compensation of the CEO.
	►	Approving the annual compensation of the non-CEO executive officers.
	►	Reviewing and making recommendations to the Board with respect to compensation of the non-employee directors, our equity incentive plans and other executive benefit plans.
	►	Overseeing risk management of our compensation programs and executive succession planning.
	►	Overseeing leadership development, including goal development, planning and assessment of progress against executive officers’ individual development goals and plans.
	►	Reviewing with management the Company’s HCM strategy and execution, including on matters such as diversity, equity and inclusion, corporate culture, talent development and retention.
Independence
►
The Board has determined that each member of the CLD Committee is independent as defined by the NYSE listing standards and Coeur’s independence standards, which are included as part of Coeur’s Corporate Governance Guidelines, as well as additional, heightened independence criteria under Section 16 rules and the NYSE listing standards applicable to the CLD Committee members.

Environmental, Health, Safety and Corporate Responsibility Committee Members Jeane L. Hull, Chair Linda L. Adamany Paramita Das Eduardo Luna J. Kenneth Thompson Number of meetings in 2023: 5	Key Responsibilities
Reviewing the Company’s EHSCR policies and management systems, as well as the scope of the Company’s potential EHSCR risks and liabilities, including with respect to:
	►	Environmental permitting, compliance and stewardship;
	►	Employee and contractor safety and health;
	►	Corporate social responsibility and community relations;
	►	Compliance with EHSCR laws, rules and regulations;
	►	Oversight of climate risk; and
	►	Oversight of ESG initiatives, including short- and long-term goal setting, data collection, disclosures and reporting frameworks.
Independence
►
The Board has determined that each member of the EHSCR Committee is independent as defined by the NYSE listing standards and Coeur’s independence standards, which are included as part of Coeur’s Corporate Governance Guidelines.

Executive Committee Members Robert E. Mellor, Chair Mitchell J. Krebs J. Kenneth Thompson Number of meetings in 2023: 0	Key Responsibilities
	►	Acting in place of the Board on limited matters that require action between Board meetings.
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Finance and Technical Committee Members J. Kenneth Thompson, Chair Randolph E. Gress Jeane L. Hull Robert Krcmarov(1) Eduardo Luna Number of meetings in 2023: 2	Key Responsibilities
Oversight of the Company’s capital assets and financing strategy and certain geological and mining technical matters, including:
	►	The Company’s financial position, strategy plans and programs;
	►	Financial risk mitigation practices;
	►	Any dividend and share repurchase policy and actions;
	►	The Company’s approach to allocating and using its capital for strategic investments in major projects or acquisitions and then follow progress on completion of such projects and acquisitions; and
	►	The estimation and reporting of mineral reserves and resources, and related technical and geological matters.
Independence
►
The Board has determined that each member of the F&T Committee is independent as defined by the NYSE listing standards and Coeur’s independence standards, which are included as part of Coeur’s Corporate Governance Guidelines.

Nominating and Corporate Governance Committee Members Robert E. Mellor, Chair Randolph E. Gress J. Kenneth Thompson Number of meetings in 2023: 5	Key Responsibilities
	►	Identifying and recommending to the Board nominees to serve on the Board.
	►	Establishing and reviewing corporate governance guidelines.
	►	Reviewing and making recommendations to the Board and overseeing risk management with respect to corporate governance matters.
	►	Overseeing CEO and Board succession planning.
Independence
►
The Board has determined that each member of the NCG Committee is independent as defined by the NYSE listing standards and Coeur’s independence standards, which are included as part of Coeur’s Corporate Governance Guidelines.

(1)	Mr. Krcmarov was appointed as member to the Audit, CLD and Finance and Technical Committees effective December 11, 2023.
Board Leadership Structure
One of our Board’s key responsibilities is to evaluate and determine its optimal leadership structure to provide independent oversight of management. Our Board determined that an independent Chairman was the appropriate structure when Mr. Krebs became CEO in 2011, recognizing the CEO role was new for Mr. Krebs and he and the Board could benefit from the leadership of Mr. Mellor, who has served as our Chairman since then. The Board understands that there is no single, generally accepted approach to providing Board leadership, and that given the dynamic and competitive environment in which we operate, the right Board leadership structure may vary over time. As a result, we do not have a firm policy regarding whether the roles of Chairman and CEO should be separate or combined. The Board and NCG Committee review the structure of Board and Company leadership as part of its annual review of the Board succession planning process. Our Corporate Governance Guidelines provide that if the Chairman is an affiliated director or a member of management, an independent director shall be designated by and from the independent members of the Board as an independent Lead Director for a term of at least one year.
The Board recognizes the importance of the Company’s leadership structure to our stockholders and will continue to regularly assess the Board leadership structure with careful consideration of the input obtained through engagement with our stockholders and stakeholders. The Board may consider having the Chair and CEO roles filled by a single individual in the future under circumstances including, but not limited to, when there is a vacancy in the Chair role at a time when the CEO has significant tenure with both the Company and the Board. The Company would publicly disclose any Board leadership change.
Coeur Mining 2024 Proxy Statement	25

Director Independence
The Board has determined that each director and director nominee (namely, Robert E. Mellor, Linda Adamany, Paramita Das, Sebastian Edwards, Randolph E. Gress, Jeane L. Hull, Robert Krcmarov, Eduardo Luna, and J. Kenneth Thompson) other than Mr. Krebs, our President and CEO, is independent within the meaning of applicable NYSE listing standards and rules and our independence standards, which are included as part of our Corporate Governance Guidelines. The Board has further determined that the Audit Committee, CLD Committee, EHSCR Committee, F&T Committee, and NCG Committee are composed solely of independent directors, and members of the Audit and CLD Committees satisfy additional, heightened independence criteria applicable to members of those committees under the NYSE listing standards and SEC rules. Consequently, independent directors directly oversee such important matters as our financial statements, executive compensation, the selection and evaluation of directors, risk management and the development and implementation of our corporate governance programs and ESG programs and compliance. In addition, the Board previously determined that former directors John Robinson and Jessica McDonald were independent during the portion of 2023 they served on the Board.
In determining the independence of directors, the Board (with the assistance of the General Counsel and based upon the recommendation of the NCG Committee) undertakes an annual review of the independence of all non-employee directors. Each director annually provides the Board with information regarding the director’s business and other relationships with Coeur and its affiliates, and with senior management and their affiliates, to enable the Board to evaluate the director’s independence. In the course of the annual determination of the independence of directors, the Board (with the assistance of the General Counsel and based upon the recommendation of the NCG Committee) evaluates all relevant information and materials, including any relationships between Coeur and any other company where one of our non-employee directors also serves as a director. The Board considered Mr. Thompson's board service for Alaska Air Group, Inc. and Ms. Hull's board service for Epiroc AB and advisory board service with the South Dakota School of Mines and Technology, with whom Coeur conducted business in 2023. Mr. Thompson and Ms. Hull did not influence, or receive any material direct benefit from, those business relationships.
In addition, the Board considered the potential impact of the longer tenures on the independence of Messrs. Mellor and Thompson. Both directors have significant experience serving Coeur in different economic environments, through multiple business and commodity cycles, and under multiple management teams, which provides them with experience and perspective that is highly valuable in providing strong leadership to a company in our industry. See “Board Composition and Refreshment” on page 12. Accordingly, the Board has determined that each is independent because each satisfies all applicable legal and stock exchange criteria for independence and continues to be an effective director who fulfills his responsibilities with integrity and independence of thought. Mr. Edwards will cease to be a director effective as of the 2024 Annual Meeting.
Related Person Transactions
Our Related Person Transactions Policy includes written policies and procedures for the review, approval or ratification, if pre-approval was not feasible, of related person transactions. As more fully explained in our policy, any transaction in which a related person has a material interest, other than transactions involving aggregate amounts less than $120,000, must be approved or ratified (if pre-approval was not feasible) by the NCG Committee. The policies apply to all executive officers, directors, stockholders of more than 5% of the Company’s outstanding common shares and to the immediate family members of each of the foregoing. Since the beginning of 2023, there were no related person transactions as defined by the policy.
We take the following steps with regard to related person transactions:
►
On an annual basis, each director, director nominee and executive officer of the Company completes a detailed questionnaire that requires disclosure of any transaction, arrangement or relationship with us during the last fiscal year in which the director, director nominee or executive officer, or any member of his or her immediate family, had a direct or indirect material interest.

►
Each director and executive officer is expected to promptly notify our legal department of any direct or indirect interest that such person or an immediate family member of such person had, has or may have in a transaction in which we participate.

►	Any reported transaction that our legal department determines may qualify as a related person transaction is referred to the NCG Committee.
26	Coeur Mining 2024 Proxy Statement

►	The Company monitors its accounts payable, accounts receivable and other databases to identify any other potential related person transactions that may require disclosure.
In determining whether or not to approve or ratify, if pre-approval was not feasible, a related person transaction, the NCG Committee may take such action as it may deem necessary or in the best interests of the Company and may take into account the effect of any related person transaction on independence status of a director.
Meetings of Non-Management Directors
Non-management members of the Board, all of whom are also independent directors, regularly hold executive sessions at Board meetings without members of management being present. In 2023, non-management independent directors met in executive session at least 6 times, including at each regular Board meeting. Mr. Mellor, the independent Chairman of the Board, presides over each such meeting.
Director Education and Development
We provide our new directors with an extensive onboarding process and provide ongoing education for all directors through board materials and presentations, discussions with management, visits to our sites and other sources to assist directors with staying up to date with any recent governance and industry trends and to provide direct exposure to our operations. In 2023, directors were provided concentrated educational and development programs at Board and Committee meetings and through online training opportunities covering geology, anti-discrimination and anti-harassment, diversity, equity and inclusion, political and regulatory trends and risks, reserve and resource estimation, tax matters, financial reporting and fiduciary obligations, among other matters. Several of our directors also attended programs focused on topics that are relevant to their duties as a director, including cyber risk oversight, climate risk and decarbonization, corporate governance, ethics, diversity, ESG topics, audit matters, economics, culture, crisis management, executive compensation, political and regulatory risks and developments in the U.S., Mexico and Canada, and board best practices, and Ms. Hull completed a 20-hour cybersecurity oversight course.
Policy Regarding Recommending Nominees by Stockholders
The NCG Committee has adopted a policy pursuant to which a stockholder who owns at least 1% of our outstanding shares of common stock for at least two years may recommend a director candidate that the committee will consider when there is a vacancy on the Board either as a result of a director resignation or an increase in the size of the Board. Such recommendation must be in writing addressed to the Chairman of the NCG Committee at our principal executive offices and must be received by the Chairman at least 120 days prior to the anniversary date of the release of the prior year’s proxy statement. Although the NCG Committee has not formulated any specific minimum qualifications that it believes must be met by a nominee that the NCG Committee recommends to the Board, the NCG Committee would evaluate any stockholder nominee according to the same criteria as a nominee from any other source, including taking into account the factors discussed under “Director and Nominee Experience and Qualifications” on page 10.
Management Succession Planning and Talent Development
The Board oversees the recruitment, development, and retention of our senior executives. Significant focus is placed on succession planning both for key executive roles and deeper into the organization. In-depth discussions occur multiple times per year in meetings of the Board, CLD Committee and NCG Committee, including in executive sessions to foster candid conversations. The full Board receives an annual presentation from Mr. Krebs, our CEO, and Ms. Schouten, our Senior Vice President and Chief Human Resources Officer, showing detailed succession plans for each executive and senior leadership position as well as the general managers for each operating mine and their senior leadership teams. These succession plans include development plans and readiness assessments for succession candidates. The CLD Committee receives regular presentations from Mr. Krebs and Ms. Schouten on the progress each executive has made on his or her individual development plans. These presentation materials result from a structured evaluation process by and under the leadership of Ms. Schouten, which includes one-on-one discussions with key leaders throughout the Company about their teams and employees. This process highlights organizational talent gaps, identifies development plans to close those gaps, and evaluates talent across ethnicity, gender and age. Directors have regular and direct exposure to senior leadership and high-potential
Coeur Mining 2024 Proxy Statement	27

employees during Board and committee meetings and through other informal meetings and events held during the year. The NCG Committee has formalized an emergency CEO succession plan to provide for continuity of leadership in the event of an unplanned temporary absence or permanent change of our CEO.
Our focused succession planning enables us to timely identify internal and external candidates for key roles within the organization. Since 2022, approximately 10% of the organization has been promoted, and over 30 internal transfers have provided employees with opportunities across our operations.

Board Oversight of Long-Term Strategy and Capital Allocation
A significant amount of time is dedicated to strategy at each regular Board meeting, a focused review of strategy occurs annually, and the Board considers alignment of key initiatives with the Company’s strategy and capital allocation framework when approving significant actions. Our management team and Board integrate ESG risks and opportunities into long-term strategy and capital allocation. Examples include our strategic priority to operate only in favorable jurisdictions from a legal certainty and rule of law perspective, incorporating GHG emissions and the transitional and physical risks of climate change into strategic and business planning, water stewardship, protecting biodiversity, constructing and operating lower-risk tailings storage facilities, actively promoting strong relationships with all stakeholders to support social license to operate, fostering a culture of diversity, equity and inclusion, and actively managing our human capital and culture to develop and attract the high-caliber talented workforce we need to succeed. In addition, the Board regularly invites leading investment banking firms and equity research analysts in our sector, precious metals research analysts and other subject matter experts to present to the Board to provide insights on the industry and the broader economy to consider in setting and overseeing long-term strategy. The Board actively oversees and provides constructive feedback on development of strategy and execution of key strategic initiatives through a combination of channels, including:
►	during dedicated discussions on formal Board agendas;
►	during executive sessions of independent directors only;
►
through its committees in regard to matters subject to committee oversight (such as the CLD Committee in regard to leadership development and the alignment of compensation programs with long-term strategy and value-creation, the EHSCR Committee in regard to ESG initiatives, including related to climate change, the NCG Committee in regard to Board refreshment and diversity and maintaining peer-leading corporate governance practices, the Audit Committee in regard to accounting and internal controls risk management, maintaining a strong compliance program and cybersecurity, and the F&T Committee in regard to financial risk management and oversight of the process for estimating and reporting reserves and resources); and

►
through one-on-one discussions between directors and the CEO to leverage individual directors' unique perspectives and experiences by applying them to the Company's particular strategic opportunities and challenges.

28	Coeur Mining 2024 Proxy Statement

Stockholder Outreach and Engagement
We view our relationship with stockholders as a critical part of our corporate governance profile. Among other things, proactive engagement with our stockholders helps us to understand expectations for our performance, maintain transparency, and shape corporate governance and executive compensation policies.
Each year, we launch two main outreach efforts, one in the spring in conjunction with proxy season and one in the fall. Our independent directors are also available to engage with stockholders, either directly or as part of our fall and spring stockholder outreach efforts. In 2023, we contacted all institutional stockholders who owned at least 0.15% of our aggregate outstanding shares of common stock (as of June 30, 2023), representing approximately 61% of outstanding shares of our common stock, and engaged with all stockholders who responded to our invitation to discuss corporate governance, executive compensation and ESG matters. This led to focused discussions with the stockholders who accepted our invitation, which gave us valuable feedback on key issues and specific elements of our programs. Stockholder feedback is reported to and discussed with our Board and relevant committees.

In recent years, stockholder feedback has supported a range of actions, including Board refreshment and diversity, setting specific ESG targets including GHG emissions net intensity reductions, adoption of a biodiversity standard, and improvements in the diversity of our workforce, enhancing ESG disclosures and developing an annual ESG report cadence, including SASB and GRI-aligned reporting, incorporating ESG factors into our long-term business strategy, and increasing the proportion of incentive compensation linked to ESG factors and, in 2022, adding performance shares tied to achievement of our public GHG net intensity reduction goal to the executive compensation program. The structure of our performance share program, with core measures such as ROIC and reserves and resources growth, aligns with feedback from stockholders that measures should tie to key drivers of long-term stockholder value.

We believe our proactive engagement approach has resulted in constructive feedback and input from stockholders and we intend to continue these efforts.
Corporate Governance Guidelines and Code of Business Conduct and Ethics
The Board has adopted Corporate Governance Guidelines and the Code in accordance with NYSE corporate governance standards. We believe our Code aligns with our purpose statement of “We Pursue a Higher Standard” by expecting all of our directors, officers and employees to seek and deliver a higher standard of honesty, ethics and integrity in every aspect of our business and throughout our organization. Copies of our Corporate Governance Guidelines and Code are available on the Corporate Governance page of our website, www.coeur.com/about/corporate-governance/, and to any stockholder who requests them. To the extent required under applicable rules, we have previously provided, and intend to provide in the future, amendment information to these documents and any waivers from our Code by posting to our website within four business days of any such amendments or waivers.
Coeur Mining 2024 Proxy Statement	29

ESG(1)
At Coeur, We Pursue a Higher Standard by striving to uphold our core values:

Our Board is actively engaged in and oversees our ESG strategy and priorities. Overall, responsibility for overseeing the Company’s commitment to ESG matters and initiatives sits with the EHSCR Committee; however, most Board committees have oversight responsibilities for various ESG matters. This oversight is supported by a governance structure which includes executive-level accountability and an ESG steering committee to guide our strategies and direction, and monitor our progress, and a cross-functional ESG working group which helps shape strategies and alignment throughout the organization, as well as consistent and transparent measurement, monitoring and reporting on ESG matters.

In 2023, management’s discussions with the Board included, among other topics, our ESG materiality assessment results, climate strategy and scenario analysis, biodiversity, water stewardship and reporting, the process and data supporting our GHG emissions net intensity reduction goal and expected performance, engagement with and responsibilities to local communities (including Indigenous communities), environmental, health and safety performance, tailings governance, human capital management, culture, diversity, equity and inclusion, key investor and stakeholder priorities and current and emerging ESG trends. Additionally, in 2023, the Audit Committee participated in a review of the Company’s ESG reporting assurance practices, including data collection methods and controls.
(1)
For more information about our ESG Report and sustainability initiatives and strategy, please see our website at https://www.coeur.com/responsibility/. Any standards of measurement and performance made in reference to ESG plans and goals are developing and based on assumptions, and no assurance can be given that any such plan, initiative, projection, goal, commitment, expectation, or prospect can or will be achieved, and the inclusion of information in our ESG Report (as discussed below), or identifying it as material for purposes of such report or assessing our environmental, social and governance initiatives, should not be construed as a characterization of the materiality or financial impact of that information with respect to us or for purposes of any of our SEC filings. Website references included throughout are provided for convenience only, and the contents of websites do not constitute a part of and are not incorporated by reference into this proxy statement. Our ESG goals are aspirational and may change. Statements regarding our goals are not guarantees or promises that they will be met.

30	Coeur Mining 2024 Proxy Statement

In 2023, we made substantial progress against many of our goals and priorities, which will be discussed in detail in our 2023 ESG Report, scheduled to be published in the second quarter of 2024, including:
►	Building on our peer-leading corporate governance;
►	Increasing disclosures in line with the TCFD and TNFD recommendations, SASB and incorporating elements of the GRI standards and SDGs;
►
Completing site-specific climate scenario analyses, including below 2° Celsius scenarios, and continuing to integrate climate change to the Company’s overall approach to risk management related to climate change;

►	Developing a Global Industry Standard on Tailings Management implementation strategy;
►
Achieving or making progress on our short- and long-term ESG goals, such as increasing the number of critical control verifications completed in the field, sustaining a low frequency of significant environmental incidents, adopting a biodiversity management standard and completing six energy efficiency and greenhouse gas emissions reduction projects;

►
Providing career progression and unique internal development programs like IMPACT, as described in further detail on page 36, and Advanced IMPACT to invest in, develop and retain future Company leaders;

►
Building on our Diversity, Equity and Inclusion progress with synchronous and asynchronous trainings and increasing the diversity of our summer interns to foster an inclusive workplace that supports diversity and further develops our talent pipeline; and

►	Continuing to engage with stockholders about ESG issues so that our initiatives, priorities and reporting are aligned with their priorities.
Governance
Coeur maintains best-in-class governance practices, as evidenced by our corporate governance score of “1” issued by ISS, which is the highest possible score. In recent years, our Board and governance team have been recognized with multiple awards exemplifying how We Pursue a Higher Standard.
►	National Association of Corporate Directors Directorship 100, Robert E. Mellor, Chairman of the Board (2020), and J. Kenneth Thompson (2019)
►	Winner of cfi.co, Best Miner Governance, North America (2020)
►	Winner of the Corporate Secretary Magazine Corporate Governance Awards for Best Proxy Statement in 2020 (mid-cap); finalist in 2021, 2022 and 2023 (small-/mid-cap)
►	Finalist in 2020-2023 for the Corporate Secretary Magazine Corporate Governance Awards for Best Compliance & Ethics Program (small to mid-cap)
►	Metals & Mining Review Top 10 CEO in Mining Industry (2023), Mitchell J. Krebs, President and CEO
►	S&P Global Platts Rising Star (2021), Emilie C. Schouten, SVP and Chief Human Resources Officer
►	Crain’s Chicago Notable Leaders in HR List, Ms. Schouten (2020, 2021 and 2022)
►
Finalist for the 2022 CEO/Chairperson of the year, Mitch Krebs, and Corporate Social Responsibility Award, Rising Star Individual Award, Casey Nault, SVP, General Counsel and Chief ESG Officer, S&P Global Platts

Environment
Coeur remains committed to best-in-class environmental performance. We are committed to Protect our environment, Develop plans that guide responsible mineral production and Deliver environmental best practices.
Our progress toward achieving our GHG emissions net intensity reduction target of 35% by end of 2024 is actively managed by the operational team and the climate resilience working group. In 2023, we increased the amount of purchased electricity from renewable sources. The results of the climate scenario analyses carried out in 2022 are being incorporated into business planning and will continue to inform our strategy moving forward.
Coeur also advanced several significant environmental initiatives to reduce and mitigate risk, improve performance, and deliver continuous growth through environmental best practices. We continued our focus on optimizing environmental stewardship programs through our growth strategy involving:
►	Being recognized for operating responsibly through demonstrated performance that can proudly be shared externally;
►	Leveraging risk management processes that solidly characterize risks and sustain higher level mitigation controls that reduce exposures to manageable levels to avoid harm to the environment; and
Coeur Mining 2024 Proxy Statement	31

►	Deploying integrated monitoring systems with real time operational status, control limits, and automated controls where possible to prevent environmental excursions.
Building on the externally led assessments of our state of tailings management practices against the Global Industry Standard on Tailings Management (GISTM) carried out in 2022, the Company has committed to formally adopt the GISTM to increase transparency into tailings management and to bolster existing management practices and governance systems. A tailings task force has been formalized with this clear mandate.
In 2023 a formal biodiversity management standard was developed and rolled-out. The standard establishes the company-wide framework to assess biodiversity related risks and impacts throughout all mining phases, provides key mitigation and management considerations, and outlines key metrics to expand our nature-related public disclosures. The standard was developed under the guidance of SASB, GRI and TNFD.
Our compensation programs are aligned with our commitment to environmental performance. In 2020, the CLD Committee increased the portion of the AIP opportunity tied to environmental performance (which has been a part of our compensation program, with significant weightings, for over a decade) from 7.5% to 10%. The weighting criteria was retained through 2023 and involved two critical environmental measures, sustaining zero permit discharge exceedances and maintaining the low occurrence of significant spills. In 2023, there were no recorded significant spills and four recorded permit discharge exceedances therefore only achieving one of the two targets. With respect to the permit discharge exceedances, there was no measured impact to the downstream environment, confirmed through sampling.
In 2022 we introduced a performance share metric under the Company’s LTIP tied to the achievement of our public GHG emissions net intensity reduction goal. The goal accounts for 20% of the total 2022 performance share award. Beginning in 2023, individual site AIP scorecards included achievement of site-level GHG reduction goals, and the Corporate AIP scorecard included consolidated achievement of site-level goals as an ESG-related performance factor for employees.
More information about our environmental strategies and performance is available in our annual ESG Report accessible on the Responsibility section of our website (http://www.coeur.com/responsibility/responsibility). As noted above, the information on our website and in the reports is not, and shall not be deemed to be, a part of this Proxy Statement or incorporated into any other filings we make with the SEC, and the inclusion of information in our ESG Report (as discussed below), or identifying it as material for purposes of such report or assessing our environmental, social and governance initiatives, should not be construed as a characterization of the materiality or financial impact of that information with respect to us or for purposes of any of our SEC filings.
Health and Safety
At Coeur, the health and safety of our workforce, their families, contractors and the communities where we operate remains a core value and one of our top priorities. We believe in cultivating a culture of safety among our employees and contractors that includes enhancing processes to reduce exposure to unsafe situations and promoting well-being. We are proudly certified under the CORESafety® program through the National Mining Association. Our safety strategy is focused on upstream approaches that control, eliminate or reduce exposure to incidents for employees and others. We strive for continuous improvement and collaboration by engaging all levels of the workforce.
Our strong safety culture and sustained health and safety efforts and focus resulted in a second consecutive year below a total reportable incident rate of 0.50. Sustaining a companywide employee and contractor TRIFR below 0.50, shows consistency and yet significant opportunity for improvement as we continue to zero harm. Our 2023 performance of 0.46 injury incidents per 200,000 hours worked is over 150% lower than both the industry average published by the Mine Safety and Health Administration (“MSHA”) and our injury rate in 2013, furthering our long-term trend in health and safety improvement at Coeur. In addition, our operations collectively ranked among the lowest for LTIFR and TRIFR in 2023 as compared to U.S. mining peers, as reported by MSHA.
32	Coeur Mining 2024 Proxy Statement

Coeur Employees & Contractors vs.
MSHA Operators & Contractors
TRIFR

Industry average[1]
Coeur Mining[2]
2.23
2.23
2.02
1.93
1.73
1.68
1.81
1.64
1.71
1.77
1.77
1.58
0.60
1.04
0.69
1.03
0.96
0.85
0.74
0.67
0.43
0.46
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023[3]

(1)	Source(s): U.S. Department of Labor Mine Safety and Health Administration (MSHA): Metal Operators Mine Safety and Health Statistics. Injuries per 200,000 employee-hours worked.
(2)	Includes both Coeur employees and contract workers.
(3)	2023 MSHA information through Q4 2023 (preliminary).
Industry Peer Comparison
Lost-Time Injury Frequency Rate

Industry average[1]
Coeur Mining[2]
1.67
1.64
1.41
1.37
1.25
1.16
1.34
1.19
1.32
1.31
1.34
0.23
0.26
0.43
0.20
0.42
0.33
0.30
0.25
0.17
0.17
0.24
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023[3]

(1)	Source(s): U.S. Department of Labor Mine Safety and Health Administration (MSHA): Metal Operators Mine Safety and Health Statistics. Injuries per 200,000 employee-hours worked.
(2)	Includes both Coeur employees and contract workers.
(3)	2023 MSHA information through Q4 2023 (preliminary).
Communities
Coeur aims to contribute to the long-term economic viability of and leave a lasting positive legacy in the communities across all locations where Coeur maintains a presence. We have built positive relationships with the communities near where we work and live, and our efforts, together, are seeking to create lasting positive impacts beyond the life of our mines.
Coeur recognizes and respects the unique culture and history of Indigenous Peoples and Ejidos who live where we work and operate. We are committed to fostering open and honest communication and establishing long-term mutually beneficial relationships with local Indigenous People and Ejido communities. Ongoing engagement includes an update on operations and
Coeur Mining 2024 Proxy Statement	33

progress against stated commitments, establishing formal and informal communication and creating opportunities for meaningful dialogue and discussion to further the goals laid out in agreements. Our three sites with formal agreements, Palmarejo, Kensington and Silvertip, participate in annual meetings, at a minimum, with Indigenous and Ejido partners.
Palmarejo has agreements with five Ejidos located in 15 communities throughout the Chinipas and Guazapares municipalities. The agreements include providing rent paid for land use and support for these communities through scholarships, elderly care, food and other activities. Silvertip and Kensington have formal agreements with local Indigenous Peoples. In addition to extensive engagement through formal channels and informal relationships, the agreements provide for employment, training and contracting opportunities and Indigenous-owned business development.
In 2023, comprehensive internal audits were carried out on the community grievance system and the Indigenous Peoples Policy to verify implementation of these relatively new practices. In 2024, the recommendations to increase employee’s awareness of the policy and systems will be deployed.
We are proud to be a local employer. Hiring locally fosters a positive relationship with the local community and can support our vision of mutual long-term prosperity.
In 2023, we continued regular engagement with stakeholders and Indigenous Peoples across local communities and partnered with various organizations. As we aim to contribute to long-term prosperity in the communities near our operations, Coeur prioritizes investment in local education and workforce development. Each of our locations contributed through high school student summer hires, internships, apprenticeships, sponsored trainings, endowment contributions and/or scholarships.
More information on corporate responsibility strategies and performance is available in our annual ESG Reports accessible on the Responsibility page of our website. The information on our website and in the reports is not, and shall not be deemed to be, a part of this Proxy Statement or incorporated into any other filings we make with the SEC, and the inclusion of information in our ESG Report, or identifying it as material for purposes of such report or assessing our environmental, social and governance initiatives, should not be construed as a characterization of the materiality or financial impact of that information with respect to us or for purposes of any of our SEC filings.
Human Capital Management
Effective Human Capital Management at Coeur is critical to achieving our strategic goals and driving long-term value for our stockholders. We seek to recruit employees who embody our purpose statement and leadership principles through safe and ethical conduct.

Strategic Human Capital Investment

Increased focus on skilled trades, retention of newly hired talent, and Rochester workforce post-expansion

Development of Key Talent

Provide career progression and unique internal development programs to retain tomorrow's Company leaders

Creative Talent Acquisition

Balancing local community development through trades and apprenticeship programs with larger Company-wide development and workforce planning programs to entice a broader diverse population to our operations

34	Coeur Mining 2024 Proxy Statement

Our purpose statement, We Pursue a Higher Standard and our leadership principles are the foundation upon which we evaluate employee success:

We promote safety first, proactively develop our people and foster a diverse and inclusive culture. We invest in evaluating and developing our talent by providing meaningful feedback and training and believe that transparent, robust succession planning allows for progression and career growth, positioning the next generation of leaders to be ready to step up when needed. We believe retention and development offerings such as above-market rewards and experiential training are competitive advantages. We deliver high-quality jobs and career opportunities to our local communities and educate the next generation about careers in mining at Coeur. Our pledge to support the CEO ACTION for Diversity & Inclusion initiative publicly affirms Coeur’s existing practice to promote and maintain equity among all employees.
Robust Succession Planning
We conduct robust succession planning throughout the entire organization each year through specific talent diagnostics and evaluation of skill development needs. Leadership reviews action plans and facilitates discussions about high potential performers and diversity on a quarterly basis. Our Board oversees the recruitment, development, and retention of our senior executives. Significant focus is placed on succession planning both for key executive roles and throughout the organization. In-depth discussions occur multiple times per year in meetings of the Board, CLD Committee and NCG Committee, including in executive sessions to foster candid conversations. Directors have regular and direct exposure to senior leadership and employees during Board and committee meetings and through other informal meetings and events held during the year.
Culture Assessment
We are focused on regular evaluation of our culture. In 2023, we invited all employees to anonymously complete a survey as part of our third biennial culture assessment. Employee participation in our 2023 assessment exceeded industry benchmarks, with 84% of our total workforce participating. Employee feedback was reviewed by the management team and our Board of Directors and leadership at each of our operations facilitated follow-up discussions with employees to gain additional insight into the survey feedback. Highlights of the 2023 survey results demonstrated our employees felt proud to work at Coeur, effectively trained and safe at work, and that the Company is committed to ethical operations and minimizing its impact on the environment.
We are now focused on the development and execution of detailed action plans based on the feedback from the 2023 culture survey and plan to hold further follow-up discussions with employees later this year. We expect to complete our next culture survey in 2025.
Coeur Mining 2024 Proxy Statement	35

Employee Development
Recognizing the critical value of our human capital, we invest in the development of our employees at all levels of the organization. Our pipeline programs, leadership training, tailored development plans and executive assessments provide our employees with resources to achieve their career aspirations and provide Coeur with the human capital needed to execute our strategy. We provide opportunities for employees to participate in IMPACT Training, an intensive year-long training program we created for front-line supervisors throughout our organizational structure to focus on safety leadership and mining as a business. Through IMPACT training, we have invested more than 22,500 cumulative hours of leadership training and personal development in almost 200 employees.

iMPACT

12-mo. leadership training for front-line supervisors/managers

228 participants *(incl. US/MX/CAN)*

32% promoted

20% female participants

Advanced IMPACT Training

AIT

COEUR MINING

6-mo. leadership and business acumen training for managers/directors

Curriculum focus: business acumen and communications; case studies presented to executive team; heavy focus on succession planning as a part of the participant's own development

First cohort April – November 2022 included 14 participants *(incl.US/CA/MX)*

Diversity, Equity & Inclusion
In April 2019, our CEO, Mitchell J. Krebs, signed the CEO Action for Diversity & Inclusion pledge as a commitment to advance diversity, equity and inclusion within the workplace. Since then, we have participated in collaborative initiatives with member signatories and have increased internal training and conversations around diversity, equity and inclusion. Coeur’s continuing commitment to fostering a diverse and inclusive workforce is evidenced by programs such as Coeur Heroes, which as of 2023 had provided more than 80 career opportunities to current and former US Military personnel. While we continue to increase our overall female population, over 56% of our female employees are in supervisor or higher-level positions. Partnerships with organizations like the National Society of Black Engineers and Women in Mining are providing further avenues for recruiting diverse talent. Our EEO-1 report for 2022 is available on our website at https://www.coeur.com/responsibility/social/default.aspx and we plan to continue to make our annual EEO-1 reports available on our website.

(1)	Based on 2023 Culture Survey results.
(2)	Diversity Data as of December 31, 2023.
36	Coeur Mining 2024 Proxy Statement

Local Hires
Investing in our local communities extends beyond financial support. In 2023, 67% of our total employee population were from local communities and 63% of our new hires were local. We provided over 50 apprenticeships and internships across our locations in 2023.
Partnerships with groups such as By the Hand Club in Chicago educate youth in local communities about career opportunities in mining. Providing career opportunities to local community members and participating in community initiatives creates a closer connection between our operations and local stakeholders and communities.

Rewards & Employee Wellbeing
As part of our fundamental need to attract and retain talent, we regularly evaluate our compensation, benefits and employee wellness offerings as part of our efforts to attract and retain talent. We have determined that our average employee earns over 40% more than the average employee in their local markets according to industry benchmarking. Over 92% of U.S. employees are enrolled in our medical benefit plan, and over 90% of U.S. employees contribute to our 401(k) plan. Supplemental healthcare is provided above government requirements in both Canada and Mexico. We were a leader in the mining industry by providing domestic partner benefits in 2017 and participation has increased 250% since introduction. In 2022, we expanded our paid parental and primary caregiver leave policies for US employees.
In addition, we have engaged a third-party mental health care provider for innovative care and counseling resources throughout our footprint. This resource leverages technology and clinical best practices to assist our employees and their families gain fast access to highly effective quality care when needed most. We continue efforts to implement a formal Total Worker Health program to integrate occupational health with primary health and wellness as a way to promote physical and mental health for employees and their family at home, work and in the future.
Policy Regarding Stockholder and Other
Interested Person Communications with Directors
Stockholders and other interested persons desiring to communicate with a director, the Chairman of the Board, the independent directors as a group or the full Board may address such communication to the attention of our Corporate Secretary, 200 South Wacker Drive, Suite 2100, Chicago, IL 60606 and such communication will be forwarded to the intended recipient or recipients.
Compensation Consultant Disclosure
The CLD Committee retained Semler Brossy for the 2023 compensation year to provide information, analyses and advice regarding executive and director compensation, as described below. Semler Brossy is a compensation consulting firm specializing in executive compensation consulting services. In its engagement with the Company, it reports directly to the CLD Committee.
Semler Brossy provided the following services for the CLD Committee during 2023 and early 2024:
►	Evaluated our executive officers’ base salaries, annual incentive and long-term incentive compensation, and total direct compensation relative to the competitive market;
►	Advised the CLD Committee on executive officer target award levels within the annual and long-term incentive program and, as needed, on actual compensation actions;
►	Assessed the alignment of our executive compensation levels relative to our compensation philosophy;
►	Briefed the CLD Committee on executive compensation trends among our peers and the broader industry; and
►	Evaluated our non-employee director compensation levels and program relative to the competitive market.
Coeur Mining 2024 Proxy Statement	37

At the CLD Committee’s direction, Semler Brossy provided the following additional services for the CLD Committee during 2023 and in early 2024:
►	Advised on the design of our annual and long-term incentive plans; and
►	Assisted with the preparation of the CD&A for this proxy statement.
In the course of conducting its activities, Semler Brossy attended all five meetings of the CLD Committee during 2023 and presented its findings and recommendations for discussion.
The decisions made by the CLD Committee are its own and may reflect factors and considerations other than the information and recommendations provided by Semler Brossy or any other advisor to the CLD Committee. Semler Brossy reported directly to the CLD Committee following its appointment as the CLD Committee’s independent consultant and provided no services during such time to Coeur other than executive and nonemployee director compensation consulting services at the direction or with the consent of the CLD Committee. Semler Brossy has no other direct or indirect business or relationships with Coeur or any of its affiliates and no current business or personal relationships with members of the CLD Committee or our executive officers. In addition, in its agreement with the CLD Committee, Semler Brossy agreed to inform the Chair of the CLD Committee if any potential conflicts of interest arise that could cause Semler Brossy’s independence to be questioned, and not to undertake projects for management except at the request or with the prior consent of the CLD Committee Chair and as an agent for the CLD Committee.
In March 2024, the CLD Committee considered the following six factors with respect to Semler Brossy: (i) the provision of other services to Coeur by Semler Brossy; (ii) the amount of fees received from Coeur by Semler Brossy, as a percentage of the total revenue of Semler Brossy; (iii) the policies and procedures of Semler Brossy that are designed to prevent conflicts of interest; (iv) any business or personal relationship of Semler Brossy with a member of the CLD Committee; (v) any Coeur stock owned by Semler Brossy; and (vi) any business or personal relationship of Semler Brossy with any of our executive officers. After considering the foregoing factors, the CLD Committee determined that Semler Brossy was independent and that the work of Semler Brossy with the CLD Committee for the 2023 compensation year did not raise any conflicts of interest.
38	Coeur Mining 2024 Proxy Statement

Risk Oversight
The Board is responsible for overseeing the principal risks facing Coeur and has a comprehensive and multi-faceted approach to risk oversight. The Board is also responsible for overseeing management’s implementation of appropriate systems to identify, report and manage the principal risks of Coeur’s business, including but not limited to:
►	Management succession planning	►	Strategic asset portfolio optimization
►	Major project execution	►	ESG risks, including climate change and related transitional and physical risks
►	Cybersecurity	►	Commodity price volatility
►	Public policy and regulatory changes	►	Balance sheet management and access to capital
The Board takes an active approach to its role in overseeing the development and execution of the Company’s business strategies as well as its risk oversight role. This approach is bolstered by the Board’s leadership and Committee structure, which is designed so that the full Board properly considers and evaluates potential risks under the guidance of the Chairman of the Board and further considers and evaluates certain risks at the Committee level.
As part of our regular policy review process, we update our governance policies and sponsor regular employee trainings to underscore the importance of continued strong risk oversight. In addition, the Board annually evaluates the operation and effectiveness of the Board of Directors, its Committees and the Chairman of the Board. That evaluation includes consideration of whether the Board has examined the key risks to the Company’s strategy and business plan.
While the Board has overall responsibility for Company risk, the Board has delegated oversight of certain categories of risk to the Audit Committee, the CLD Committee the EHSCR Committee, the F&T Committee and the NCG Committee with the aim that delegated categories of risk are treated with appropriate expertise, attention and diligence. Each committee also provides regular reporting on their work to the Board.
Committee	Oversight Role
Audit	►
Reviews with management and the independent auditor compliance with legal and regulatory requirements, with a focus on legal and regulatory matters related to internal controls, accounting, finance and financial reporting and contingent liabilities

►
Discusses policies with respect to risk assessment and risk management, and risks related to matters including the Company’s financial statements and financial reporting processes, compliance, and information technology and cybersecurity

►
Oversees the process for determining and monitoring the independence of the independent auditor, reviews non-GAAP measures included in the Company’s financial statements, SEC filings, press releases and other investor materials

	►	Oversees the implementation of new accounting standards and reviews with the independent auditor critical audit matters expected to be described in the independent auditor’s report
	►	Oversees the Company’s compliance program including compliance with the Company’s Code of Business Conduct and Ethics and whistleblower reporting framework
►
Oversees cybersecurity including receiving a report from the Senior Director of Cybersecurity at each regular meeting on cybersecurity emerging risks, strategies, key initiatives, any incidents and training and compliance

►
Reviews the internal audit annual plan and reviews the results of the internal audit program, including significant reports to management prepared by internal audit staff and management’s responses thereto

EHSCR	►
Reviews the effectiveness of our ESG programs and performance, including, but not limited to our compliance with environmental and safety laws and understanding and mitigating the risks associated with the impact of climate change on the Company and its operations

	►	Reviews our strategies for mitigating material health, safety, environmental and community risks, and trends in related performance data
Coeur Mining 2024 Proxy Statement	39

Committee	Oversight Role
CLD	►
Responsible for approving compensation for executive officers that includes performance-based award opportunities that promote retention and support growth and innovation without encouraging or rewarding excessive risk. For a discussion of the CLD Committee’s assessments of compensation-related risks, see “Compensation and Leadership Development Committee Role in Risk” below

►
Oversees human capital management matters, including (i) succession planning for executives, including the CEO in conjunction with the NCG Committee, (ii) other executives’ progress against development plans as part of its leadership development oversight scope and (iii) diversity, equity and inclusion, corporate culture and talent development and retention

NCG	►
Oversees risks related to our corporate governance, including Board and director performance, Board and CEO succession, and the review of Coeur’s Corporate Governance Guidelines and other governance documents

	►	Oversees CEO succession planning in conjunction with the CLD Committee
F & T	►	Oversees and reviews financial and capital allocation strategy, plans and programs, major strategic investments and the process for estimating reserves and resources
In performing their oversight responsibilities, each of these committees periodically discusses with management and provides guidance regarding our policies with respect to risk assessment and risk management and reports to the Board regularly on matters relating to the specific areas of risk the committee oversees. Each Committee has the ability to engage independent advisors.
Throughout the year, as part of its strategic risk management oversight, the Board and relevant committees regularly conduct a number of reviews and receive reports from and engage with management regarding major risks and exposures facing Coeur and the steps management has taken to monitor and control such risks and exposures. The Board also dedicates a portion of each meeting to reviewing and discussing specific risk topics in greater detail and providing input and counseling management on risk mitigation and compliance enforcement, including:
►	A comprehensive annual review of the Company’s overall strategic plan, with updates throughout the year;
►	Ongoing Audit Committee updates from senior management on cybersecurity activities and programs, including quarterly briefing on the Company’s plans and strategies to address cybersecurity threats;
►	Ongoing reviews of succession plans, as part of its responsibility for leadership succession planning for the Company’s most senior officers, including the CEO;
►	Review of the Company’s strategic supply chain operations, key risks, and programs to further increase resilience;
►	Review of the Company’s key legal and compliance risks, including mitigation strategies and compliance priorities; and
►
Periodic review of Company’s key ESG-related risks, such as environmental compliance and stewardship, community relations and social license to operate, and diversity, equity & inclusion, with more detailed reviews conducted by the relevant committees.

For a comprehensive list of the risk factors affecting our business, please refer to the “Risk Factors” section of our most recent Form 10-K and MD&A.
Cybersecurity Oversight
Our management team takes a holistic and proactive approach to managing the cybersecurity risks inherent in all deployments of technology in our business. Cybersecurity is overseen by our Board and Audit Committee, and regular engagement with the Board and Audit Committee on this topic reflects the dynamic and fast-changing landscape of cybersecurity risk. Please see the section “Cybersecurity” in Item 1C of our most recent Form 10-K for more information on how we manage cybersecurity risk.
Compensation and Leadership Development Committee Role in Risk
The CLD Committee conducts an annual analysis of the current risk profile of our compensation programs, including a review of the primary design features of our compensation programs and the process for determining executive and employee compensation. This annual exercise has identified numerous ways in which our compensation programs are structured to mitigate risk, including:
40	Coeur Mining 2024 Proxy Statement

►	the structure consisting of both fixed and variable compensation that rewards both annual and long-term performance;
►	the balance between long- and short-term incentive programs;
►	the use of caps or maximum amounts in our incentive programs;
►	the use of multiple performance metrics under our incentive plans;
►	a heavier weighting toward overall corporate performance for cash-based incentive plans;
►	time-based vesting for equity-based awards (including performance share awards) to promote retention and emphasize long-term Company performance; and
►	strict and effective internal controls.
Additionally, Coeur has a Clawback and Forfeiture Policy providing for the recovery, repayment or recoupment of certain incentive compensation granted or paid to (i) executive officers (as defined under SEC rules) in certain instances involving financial restatements and (ii) Company officers in certain circumstances involving misconduct, which further mitigates risk. The CLD Committee, together with the Board, oversees the administration of the Clawback and Forfeiture Policy, including any policy amendments as may be required under applicable SEC and stock exchange rules. Based on this review, the CLD Committee concluded that our compensation programs do not create risks that are reasonably likely to have a material adverse effect on us.
Compensation and Leadership Development Committee Interlocks and Insider Participation
None of the members of the CLD Committee during 2023 or as of the date of this proxy statement is or has been an officer or employee of Coeur, and no executive officer of Coeur served on the compensation committee or board of any company that employed any member of the CLD Committee or Board during that time.
Audit and Non-Audit Fees
Grant Thornton LLP served as our independent registered public accounting firm for the fiscal year ended 2023. The following table presents fees for professional services rendered by Grant Thornton for 2023 and 2022.
	2023	2022
Audit Fees(1)	$1,586,004	$1,479,920
Audit-Related Fees	$—	$—
Tax Fees	$—	$—
All-Other Fees	$—	$—
(1)
Audit fees were primarily for professional services related to the audits of the consolidated financial statements and internal controls over financial reporting, review of our consolidated financial statements included in our Quarterly Reports on Form 10-Q, comfort letters, consents, and other services related to SEC matters.

All of the services and fees identified in the tables above were approved pursuant to the pre-approval policy described below, and none of the services described above was approved by the Audit Committee under the de minimis exception provided by Rule 201(c)(7)(i)(C) under Regulation S-X.
Coeur Mining 2024 Proxy Statement	41

Audit Committee Policies and Procedures for Pre-Approval of Independent Auditor Services
The Audit Committee has policies and procedures requiring pre-approval by the Audit Committee of the engagement of our independent auditor to perform audit services, as well as permissible non-audit services. The nature of the policies and procedures depend upon the nature of the services involved, as follows:
Service	Description
Audit Services
The annual audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit, required quarterly reviews, subsidiary audits and other procedures required to be performed by the auditor to form an opinion on our financial statements, and such other procedures including information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control. Other audit services may also include statutory audits or financial audits for subsidiaries and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or used in connection with securities offerings.

Audit-Related Services
Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of our financial statements or that are traditionally performed by the independent auditor. Audit-related services are subject to the specific pre-approval of the Audit Committee. Audit-related services include, among others, due diligence services relating to potential business acquisitions/dispositions; accounting consultations relating to accounting, financial reporting or disclosure matters not classified as audit services; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; financial audits of employee benefit plans; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements.

Tax Services
Tax services are subject to the specific pre-approval of the Audit Committee. The Audit Committee will not approve the retention of the independent auditor in connection with a transaction the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported by the Internal Revenue Code and related regulations.

All Other Services
Pre-approval by the Audit Committee is required for those permissible non-audit services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

Our Chief Financial Officer is responsible for tracking all independent auditor fees against the budget for such services and reports at least annually to the Audit Committee. The Audit Committee Chair has been delegated pre-approval authority to address any approvals for services requested between Audit Committee meetings.
42	Coeur Mining 2024 Proxy Statement

Audit Committee Report
The Audit Committee, which consists of Linda L. Adamany (Chair), Parmita Das, Sebastian Edwards, Robert Krcmarov and Eduardo Luna, is governed by its charter, a copy of which is available on the Corporate Governance page of our website http://www.coeur.com/company/corporate-governance/. The Board has determined that Linda L. Adamany is an “audit committee financial expert” within the meaning of rules adopted by the SEC. All of the members of the Audit Committee are “independent” as defined in the rules of the SEC applicable to audit committee members and the listing standards of the New York Stock Exchange.
The Audit Committee assists the Board in fulfilling its responsibilities to stockholders with respect to our independent auditors, our internal audit function, our corporate accounting and reporting practices, and the quality and integrity of our financial statements and reports. The Audit Committee is responsible for the appointment, compensation and oversight of the work of our independent auditors and internal audit function.
The Audit Committee discussed with our independent auditors the scope, extent and procedures for the 2023 audit. On a quarterly basis, the Audit Committee meets separately with the Company’s independent registered public accounting firm, Grant Thornton LLP, without management present, and the Company’s internal auditors, to discuss the results of their audits and reviews, the cooperation received by the auditors during the audit examination, their evaluations of the Company’s internal controls over financial reporting, and the overall quality of the Company’s financial reporting. The Committee also meets separately with the Company’s Chief Financial Officer and General Counsel quarterly and with the Company’s Chief Executive Officer from time to time. Following these separate discussions, the Audit Committee meets in executive session.
The Audit Committee is also responsible for establishing procedures for the receipt, retention and treatment of complaints we may receive regarding accounting, internal accounting controls or auditing matters, including the confidential, anonymous submission of complaints by our employees, received through established procedures, of concerns regarding questionable accounting or auditing matters. Reference is made to the Audit Committee’s charter for additional information as to the responsibilities and activities of the Audit Committee.
Management is primarily responsible for our financial statements, reporting process and systems of internal controls. In ensuring that management fulfilled that responsibility, the Audit Committee reviewed and discussed with management the audited financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023. Discussion topics included the quality and acceptability of accounting principles, the reasonableness of significant judgments, including impairments, the clarity of disclosures in the financial statements, and an assessment of the work of the independent auditors.
The independent auditors are responsible for expressing an opinion on the conformity of the audited financial statements with generally accepted accounting principles. The Audit Committee reviewed and discussed with the independent auditors their judgments as to the quality and acceptability of our accounting principles and such other matters as are required to be discussed under applicable standards of the PCAOB and the SEC. In addition, the Audit Committee received from the independent auditors the written disclosures and the letter as required by applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence, discussed with the independent auditors their independence from us and our management, and considered the compatibility of non-audit services with the auditors’ independence.
Grant Thornton LLP reported to the Audit Committee that:
►	there were no disagreements with management;
►	it was not aware of any consultations about significant matters that management discussed with other auditors;
►	no major issues were discussed with management prior to Grant Thornton LLP’s retention;
►	it received full cooperation and complete access to our books and records;
►	it was not aware of any material fraud or likely illegal acts as a result of its audit procedures;
►	there were no material weaknesses identified in its testing of our internal control over financial reporting; and
►	there were no known material misstatements identified in its review of our interim reports.
Coeur Mining 2024 Proxy Statement	43

Based on the reviews and discussions described above, the Audit Committee recommended to the Board (and the Board subsequently approved) the inclusion of the audited financial statements in the Annual Report on Form 10-K for the fiscal year ended December 31, 2023 for filing with the SEC.
In addition, the Audit Committee selected Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024. The Board is recommending to our stockholders that they ratify and approve the selection of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.
Audit Committee of the Board of Directors
LINDA L. ADAMANY, Chair
PARAMITA DAS
SEBASTIAN EDWARDS
ROBERT KRCMAROV
EDUARDO LUNA
44	Coeur Mining 2024 Proxy Statement

Proposal No. 2:
Ratification of Appointment of Independent Registered Public Accounting Firm for 2024
What am I voting for?
► Ratifying the selection of Grant Thornton LLP as the independent auditor of our consolidated financial statements and our internal control over financial reporting for 2024

The Board of Directors recommends a vote FOR the appointment of Grant Thornton LLP
The Audit Committee, which consists entirely of independent directors, is recommending approval of its appointment of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2024. Grant Thornton LLP served as the Company’s independent registered public accounting firm for each fiscal year beginning with the fiscal year ended December 31, 2016, and Grant Thornton LLP’s tenure was considered by the Audit Committee in its assessment of Grant Thornton LLP’s independence.
As a matter of good corporate governance, a resolution will be presented at the Annual Meeting to ratify the appointment by the Audit Committee of Grant Thornton LLP to serve as our independent registered public accounting firm for the year ending December 31, 2024. Representatives of Grant Thornton LLP are expected to be present virtually at the Annual Meeting and will have the opportunity to make a statement, if they desire to do so, and are expected to be available to respond to appropriate questions.
The Board has put this proposal before the stockholders because the Board believes that seeking stockholder ratification of the appointment of the independent registered public accounting firm is good corporate practice. If the appointment of Grant Thornton LLP is not ratified, the Audit Committee will evaluate the basis for the stockholders’ vote when determining whether to continue the firm’s engagement.
Coeur Mining 2024 Proxy Statement	45

Information about our Executive Officers
Name	Age	Current Position with Coeur	Since(1)	Joined Coeur
Mitchell J. Krebs	52	President, Chief Executive Officer & Director	2011	1995
Thomas S. Whelan	54	Senior Vice President & Chief Financial Officer	2019	2019
Michael Routledge	53	Senior Vice President & Chief Operating Officer	2020	2020
Casey M. Nault	52	Senior Vice President, General Counsel & Chief ESG Officer	2022	2012
Emilie C. Schouten	45	Senior Vice President & Chief Human Resources Officer	2023	2013
Aoife McGrath	47	Senior Vice President, Exploration	2022	2022
Kenneth J. Watkinson	55	Vice President, Corporate Controller & Chief Accounting Officer	2018	2013
(1)	Indicates the date of the executive’s last change in title. Mr. Nault and Ms. Schouten have served as Company executives since 2012 and 2016, respectively, as detailed in the biographies below.
Mitchell J. Krebs AGE: 52	►
Mitchell J. Krebs was appointed President, Chief Executive Officer and member of the Board of Directors of Coeur Mining, Inc. in July 2011. Prior to that, Mr. Krebs served as Senior Vice President and Chief Financial Officer from March 2008 to July 2011, as Treasurer from July 2008 to March 2010, as Senior Vice President, Corporate Development from May 2006 to March 2008, and as Vice President, Corporate Development from February 2003 to May 2006.

	►	Mr. Krebs joined Coeur in August 1995 as Manager of Acquisitions after spending two years as an investment banking analyst for PaineWebber Inc.
►
Mr. Krebs is the Chair of the National Mining Association (former Chair of ESG Task Force) and a past President of The Silver Institute. He served as a member of the board of directors of Kansas City Southern Railway Company from May 2017 to April 2023.

	►	Mr. Krebs holds a Bachelor of Science in Economics from The Wharton School at the University of Pennsylvania and a Master of Business Administration from Harvard University.
Thomas S. Whelan AGE: 54	►	Thomas S. Whelan was appointed Senior Vice President and Chief Financial Officer in January 2019.
►
Mr. Whelan previously served as CFO of Arizona Mining Inc., a mineral exploration company, from September 2017 to August 2018, when the company was acquired by South32 Limited. Previously, Mr. Whelan served as CFO for Nevsun Resources Ltd., a Canadian mining company, from January 2014 to August 2017.

►
Mr. Whelan is a chartered professional accountant and was previously a partner with the international accounting firm Ernst & Young LLP where he was the firm’s Global Mining & Metals Assurance sector leader, the leader of the firm’s Assurance practice in Vancouver and previously the firm’s Canadian Mining & Metals sector leader.

	►	Mr. Whelan holds a Bachelor of Commerce from Queen’s University.
46	Coeur Mining 2024 Proxy Statement

Michael Routledge AGE: 53	►	Michael Routledge was appointed Senior Vice President and Chief Operating Officer in June 2020.
►
Mr. Routledge has over 25 years’ experience with Rio Tinto Group, a multinational metals and mining corporation, in various roles beginning in 1987, including as the Chief Operating Officer (2011-2012) and Vice President HSE, Projects & Operational Value (2012-2014) of the Kennecott Utah Copper business. He also served as the Chief Operating Officer of Asahi Refining, a provider of precious metal assaying, refining and bullion products, from 2015 to 2017. He served as Senior Director of Operational Excellence from 2017 to January 2020 at Anagold Madencilik, a subsidiary of Alacer Gold Corp., a gold producer which merged with SSR Mining Inc. in the fall of 2020, Most recently, Mr. Routledge served as the Vice President of Major Projects and Studies of Alacer Gold Corp. from February 2020 to May 2020 when he accepted his current position with Coeur.

►
Mr. Routledge received an undergraduate degree from the University of Sunderland, England in Electrical and Control Engineering and a Master of Business Administration with a focus on business and strategic transformation from Henley Management College in England.

Casey M. Nault AGE: 52	►
Casey M. Nault was appointed Senior Vice President, General Counsel & Chief ESG Officer (continuing as Corporate Secretary) in February 2022, and prior to that, served as Senior Vice President, General Counsel and Secretary since January 2015. Mr. Nault was appointed as Vice President and General Counsel upon joining Coeur in April 2012 and was appointed Secretary in May 2012.

►
Mr. Nault has over 25 years of experience as a corporate and securities lawyer, including prior in-house positions with Starbucks Corporation and Washington Mutual, Inc., as well as law firm experience with Gibson, Dunn & Crutcher. His legal experience includes securities compliance and SEC reporting, corporate governance and compliance, mergers and acquisitions, public and private securities offerings and other strategic transactions, general regulatory compliance, cross-border issues, land use and environmental issues, and overseeing complex litigation and internal investigations. In addition to leading the legal function, since 2018 Mr. Nault has overseen the Company’s ESG initiatives, and he also has executive responsibility for several other corporate functions including compliance, internal audit, cybersecurity and IT infrastructure, government affairs, communications and land management.

	►	Mr. Nault has a B.A. in Philosophy from the University of Washington and a law degree from the University Southern California Law School.
Emilie C. Schouten AGE: 45	►
Emilie C. Schouten was appointed Senior Vice President and Chief Human Resources Officer in May 2023, and prior to that, served as Senior Vice President, Human Resources since May 2018. She previously served as Vice President, Human Resources from May 2016 to May 2018 and as Director of Talent Acquisition and Development from [MONTH] 2013 to May 2016.

►
Ms. Schouten has 20 years of experience in Human Resources, starting her career in General Electric, where she graduated from GE’s Human Resources Leadership Program. After 6 years as a Manager of HR with GE, her division was acquired by the world’s largest electrical distribution company, Rexel, and Ms. Schouten went on to become the Director of Training and Development.

	►	Ms. Schouten earned a Bachelor of Arts in Sociology from Michigan State University and a Master of Science in Industrial Labor Relations from the University of Wisconsin-Madison.
Coeur Mining 2024 Proxy Statement	47

Aoife McGrath AGE: 47	►	Aoife McGrath was appointed Senior Vice President of Exploration in 2022.
►
Ms. McGrath has extensive experience in the international mining sector. Throughout her 25 years of experience, she has worked and led teams in Africa, North America, South America and Europe, with her experience spanning the full spectrum of company size and stages of exploration, from craton-scale generative projects to greenfields work and reserve drilling to mine geology. From June 2020 to February 2022, Ms. McGrath served as Vice President of Exploration for the Africa and Middle East region at Barrick Gold Corporation, a mining company that produces gold and copper. Prior to that, she served as Head of Exploration and Geology for Beadell Resources Limited as well as Vice President of Exploration for Alamos Gold Inc. from October 2013 to June 2018.

►
Ms. McGrath holds a Bachelor of Science from University College Dublin, a Master of Science in Mineral Exploration from the University of Leicester and a Master of Science in Engineering Geology from Imperial College London.

Kenneth J. Watkinson Age: 55	►
Kenneth J. Watkinson was appointed Chief Accounting Officer in February 2018. He was previously named Vice President, Corporate Controller in March 2017 and served as Director of Financial Reporting from September 2013 to March 2017.

►
Mr. Watkinson came to Coeur from HSBC North America where he managed SEC reporting for HSBC USA, Inc. He previously served as Senior Manager of SEC Reporting for Baxter International Inc. and as Manager of Consolidations and Reporting for Kraft Foods, Inc.

	►	Mr. Watkinson is a Certified Public Accountant and holds a Bachelor of Science in Accounting from Northeastern Illinois University.
48	Coeur Mining 2024 Proxy Statement

Share Ownership
The following table sets forth information, as of the close of business on March 1, 2024 (except as otherwise noted), concerning the beneficial ownership of our common stock by (i) each beneficial holder of more than 5% of our outstanding shares of common stock, (ii) each of our current directors and director nominees, (iii) each of our Named Executive Officers, or NEOs, listed in the 2023 Summary Compensation Table on page 79, and (iv) by all of our current directors and executive officers as a group.
Stockholder	Shares Beneficially Owned	Percent of Outstanding
BlackRock, Inc.	36,307,720(1)	9.33%
The Vanguard Group, Inc.	35,854,316(2)	9.21%
Van Eck Associates Corporation	25,887,107(3)	6.65%
State Street Corporation	23,250,198(4)	5.97%
Mitchell J. Krebs	2,268,099	*
Robert E. Mellor	273,317	*
J. Kenneth Thompson	268,251	*
Randolph E. Gress	267,511	*
Linda L. Adamany	218,231	*
Sebastian Edwards	123,100(5)	*
Eduardo Luna	101,841(5)	*
Paramita Das	57,840	*
Robert Krcmarov	36,438	*
Jeane L. Hull	11,473(5)	*
Casey M. Nault	720,703	*
Thomas S. Whelan	648,853(6)	*
Michael Routledge	470,010	*
Emilie C. Schouten	412,451	*
All current executive officers, directors and director nominees as a group (15 persons)	6,079,226	1.56%
*	Holding constitutes less than 1% of the outstanding shares on March 1, 2024 of 389,167,706.
(1)
As of December 31, 2023, based on information contained in a Schedule 13G/A filed on January 24, 2024, Blackrock, Inc. had sole voting power over 35,027,816 shares and sole dispositive power over 36,307,720 shares. The address for Blackrock, Inc. is 50 Hudson Yards, New York, NY 10001.

(2)
As of December 31, 2023, based on information contained in a Schedule 13G/A filed on February 13, 2024, The Vanguard Group, Inc. had sole voting power over zero shares, shared voting power over 219,776 shares, sole dispositive power over 35,261,777 shares and shared dispositive power over 592,539 shares. The address for the Vanguard Group, Inc. is 100 Vanguard Blvd., Malvern, PA 19355.

(3)
As of December 31, 2022, based on information contained in a Schedule 13G/A filed on February 14, 2023, Van Eck Associates Corporation had sole voting and dispositive power over 25,887,107 shares. The shares are held within mutual funds and other client accounts managed by Van Eck Associates Corporation, none of which individually owns more than 5% of the outstanding shares. The address for Van Eck Associates Corporation is 666 Third Ave. 9th Floor, New York, New York 10017. A Form 13F Information Table filed by Van Eck Associates Corporation on February 5, 2024 reported sole voting authority over 35,951,194 shares, which would equate to approximately 9.31% of our outstanding shares as of March 1, 2024.

Coeur Mining 2024 Proxy Statement	49

(4)
As of December 31, 2023, based on information contained in a Schedule 13G/A filed on January 24, 2024, State Street Corporation had shared voting and dispositive power over 22,465,018 and 23,250,198 shares, respectively. The shares are held within mutual funds and other client accounts managed by State Street Corporation, none of which individually owns more than 5% of the outstanding shares. The address for State Street Corporation is State Street Financial Center, One Lincoln Street, Boston, MA 02111.

(5)
Excludes 62,298 and 34,129 deferred stock units (“DSU”) for Mr. Edwards, Ms. Hull and Mr. Luna, respectively. Each DSU represents a right to receive one share of Company common stock, which will be delivered on the 60th day after separation from Board service.

(6)	Includes 6,000 shares held in a college savings plan for Mr. Whelan's daughter.
50	Coeur Mining 2024 Proxy Statement

Compensation Discussion and Analysis
Our 2023 NEOs:

Coeur Mining 2024 Proxy Statement	51

CD&A Summary
Who We Are
Coeur Mining, Inc. is a U.S.-based, well-diversified, growing precious metals producer with four wholly-owned operating mines: the Palmarejo gold-silver complex in Mexico, the Rochester silver-gold mine in Nevada, the Kensington gold mine in Alaska and the Wharf gold mine in South Dakota. In addition, the Company wholly owns the high-grade Silvertip polymetallic exploration project in British Columbia.
Our Strategy
Coeur’s strategy is to be America’s premier, growing provider of precious and critical minerals from a balanced, prospective asset base located in mining friendly jurisdictions and underpinned by leading ESG practices.
2023 Macroeconomic Environment
Our business is highly dependent on the market prices of gold and silver, commodities that are actively traded and frequently experience significant price volatility. Macroeconomic conditions during 2023 and the three-year period from 2021-2023 significantly impacted our business results, stockholder returns and, as a result, executive compensation.
2023 saw strong price performance for gold, rising from $1,835 per ounce to over $2,060 per ounce by year-end on the London Bullion Market Association (LBMA), despite tight monetary policy by global central banks and, a strong U.S. dollar. However, expectations for an end to rising interest rates and geopolitical risk and uncertainty, led to stronger price performance during the second half of 2023. Silver experienced volatility on the LBMA but ended the year ($23.79) slightly lower than where it began ($24.29) despite strong increases in demand tied to solar panel and electrification end-uses, including automobiles, EV charging stations, and 5G network installations.
Despite volatile market conditions in 2023, U.S. equity markets posted strong overall gains over the three years ended December 31, 2023. Through 2021 and 2022, major indices such as the Dow Jones Industrial Average and S&P 500 repeatedly registered record highs. During the same three-year period, the London Bullion Market Association gold price increased 7% and silver price decreased by 12%, with both metals experiencing significant volatility intra-period.
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As the table on the left below shows, Coeur’s and its peers’(1) stock prices generally moved directionally with gold and silver prices during this three-year period, with the peer median underperforming the metals, which commentators have ascribed to inflationary impacts on profitability, and Coeur underperforming the peer median, which may be due to Coeur undergoing a period of capital intensity due to the major expansion of its Rochester mine in Nevada and the external financing required to fund this investment. The table on the right illustrates greater volatility in 2023 compared to the three-year period of 2021-2023 of Coeur’s and peers’ stock prices relative to gold and silver prices. This may have been due to greater speculation about inflationary and monetary policy trends in 2023.
Due to a variety of factors, Coeur’s stock price tends to be more highly levered to changes in metals prices, particularly silver, than our peers, which means that in times of rising metals prices, Coeur’s stock often outperforms peers, but also has a tendency to underperform peers in times of weakening metals prices. Relative underperformance of Coeur stock over the three-year period ended December 31, 2023 and, to a lesser extent, during 2023 may also be attributable to near-term headwinds created by Coeur's differentiated strategy of elevated investment in value-creating expansion projects and exploration.

(1)	See “Peer Group” on page 60 for more information.
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Company Performance
During 2023, the Company continued to operate safely and responsibly, achieve strong production levels, advance key strategic initiatives, including the completion of the Rochester expansion project, while maintaining capital and cost discipline and strengthening our core asset portfolio. Our multi-year, peer-leading exploration investment strategy resulted in impressive resource additions at nearly all of our operating mines. Our performance is further highlighted below.
Solid contributions from our diversified, North American asset base led to Coeur’s achievement of consolidated production guidance for the fourth consecutive year
2023 Highlights
CONTINUED STRONG ENVIRONMENTAL HEALTH & SAFETY RESULTS AND LEADERSHIP
Coeur continued to achieve strong results in safety and environmental performance. According to MSHA data, Coeur ranked first among peers for U.S. employee TRIFR. We also had zero significant spills in 2023, adopted and rolled out a biodiversity standard and formally adopted the Global Industry Standard on Tailings Management.

STRONG OPERATIONAL PERFORMANCE	Coeur achieved consolidated full-year production guidance for both gold and silver for the fourth consecutive year, producing 317,671 gold ounces and 10.3 million silver ounces.
ROCHESTER CONSTRUCTION COMPLETED IN 2023
Construction at Rochester was completed late in the third quarter of 2023 with commissioning and ramp-up expected to be completed in the first half of 2024. Once operating at full capacity, throughput levels are expected to average 32 million tons per year, approximately 2.5 times higher than historical levels.

RESOURCE EXPANSION AND MINE LIFE EXTENSION
The 2023 exploration program drove increases in measured and indicated or inferred resources at every operating mine, leading to double digit increases at nearly every operation. Reserve additions at Rochester increased mine life by approximately 23% to 16 years and Kensington more than met depletion, leading to the first time Kensington has had back-to-back reserve growth years.

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Alignment of 2023 Compensation
As highlighted below, the results of our executive compensation programs for 2023 and the three-year period ended December 31, 2023 were aligned with our operational and financial performance and stockholder returns.

Strong production, safety and environmental performance, exploration success and achievement of major project milestones, offset by higher unit costs and lower adjusted EBITDA and ROIC than planned, and stock price underperformance, drove an 84% corporate AIP score and 63% payout for three-year PSUs

	2023 Performance	2023 Compensation Result
Actual Pay Compared to Target
► 2023 gold and silver production achieved public guidance but slightly below plan. Overall safety and environmental performance for the year was strong and peer-leading on some metrics. 2023 costs were higher and adjusted EBITDA was lower than planned. Overall performance on key strategic initiatives slightly above target
► For the three-year period ended December 31, 2023, we achieved growth in overall reserves and resources driven by solid results from our exploration program, and achieved key milestones related to our Rochester expansion and Silvertip exploration projects; offset by below-target ROIC

► 2023 Corporate AIP payout of 84% of target
► Three-year PSUs paid out at 63%
of target number of shares and 16% of target award value
► Actual three-year performance-linked compensation for the CEO was 38% lower than target, aligned with a 69% decrease in our stock price over the same period

LTIP – Performance Shares (60% of LTIP award)	► Below-target overall performance	► 63% of target overall payout of PSU award for the 2021-2023 performance period
	► 3% increase in overall reserves and resources	► 105% of target payout of PSUs linked to reserve and resource growth (35% weighting)
	► Mine-level ROIC performance of 9.0%, below strategic plan target of 27.5%	► 0% of target payout of PSUs linked to three-year ROIC (35% weighting)
	► Above-target achievement of Rochester expansion project milestones	► 171% of target payout of PSUs linked to progress on the Rochester expansion project (20% weighting)
	► Above-target achievement of Silvertip project milestones	► 126% of target payout of PSUs linked to progress on the Silvertip project (10% weighting)
	► Relative TSR performance in the fourth quartile	► rTSR modifier impact reduced overall payout by 25%
LTIP – Restricted Shares (40% of LTIP award)	► 3% one-year stock price decrease in 2023	► Restricted shares vesting over three years granted in 2023 constituted 40% of the total LTIP award to NEOs; realizable value directly aligned with long-term stockholder value
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	2023 Performance	2023 Compensation Result
AIP
► Strong overall safety and environmental performance, gold and silver production within public guidance ranges although slightly below internal targets, higher costs and lower adjusted EBITDA than planned, and overall in-line performance on key strategic initiatives
► 84% of target overall payout on corporate AIP objectives

► Strong safety and environmental performance on key measures included in 2023 AIP ESG scorecard: zero significant spills and above-target performance on leading safety indicator, GHG reduction projects and biodiversity standard rollout; below-target performance on permit discharge exceedances and key safety incident rate (TRIFR) based on very aggressive targets and best employee TRIFR among peers at U.S. mines according to MSHA data
► 120% of target payout overall for environmental and safety performance (20% weighting)
	► Gold and silver production of 99% and just below 100% of target, respectively	► 95% and 97% of target payout, respectively, for gold and silver production (20% weighting)

► Gold and silver CAS performance below target with actuals at 106% and 101% of target, respectively, driven primarily by higher gold and silver production as well as higher consumable costs driven by overall inflationary impacts on consumables
► 0% and 93% of target payout, respectively, for gold CAS and silver CAS (20% weighting)
	► Adjusted EBITDA at 89% of target, driven by solid production and above-target costs	► 79% of target payout for adjusted EBITDA (20% weighting)

► Overall performance on key strategic initiatives in-line with target, driven by completing major project at Palmarejo ahead of schedule and below budget, slightly exceeding target for Kensington exploration and development based on year-end reserves, and year-end crushing rate at the new Rochester crushing circuit just below threshold at year-end
► 102% of target payout for strategic initiatives (20% weighting)
Our Executive Compensation Program
Our CLD Committee continues to drive strong pay-for-performance alignment in our executive compensation program and ties a substantial portion of executive compensation to the achievement of annual and long-term strategic objectives. As described below, we seek to continuously refine and improve our executive compensation program and practices to ensure consistency with this philosophy.
What We Do	What We Do Not Do
► Pay for performance with strong alignment of realizable pay to TSR
► Proactive stockholder outreach with meaningful compensation program changes made based on feedback
► Differentiated metrics across AIP and LTIP
► AIP metrics drive stockholder value, with rigorous goals tied to Board-approved budget and safety and environmental objectives
► Majority of equity compensation in the form of performance shares with three-year cliff vesting tied to rigorous strategically aligned and value-driving internal performance metrics, with relative TSR as a modifier
► Majority of compensation “at-risk”
► Independent compensation consultant

► No hedging Coeur stock
► No pledging Coeur stock
► No excise tax gross-ups, tax gross-ups on perquisites or tax gross-ups applicable to change-in-control and severance payments
► No holding Coeur stock in margin accounts
► No employment contracts for NEOs other than CEO
► No re-pricing of stock options or SARs without stockholder approval
► No “single trigger” cash severance based solely upon a change-in-control of the company

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What We Do	What We Do Not Do
► Modest perquisites
► “Double trigger” equity acceleration upon a change-in-control
► Peer-leading Stock ownership guidelines for our directors and executive officers, including 6x base salary for CEO
► Clawback policy covering both financial restatements and misconduct and applying to annual incentive payouts along with both time-based and performance-based equity awards
► Annual stockholder “say on pay” vote
► 100% of CEO AIP based on Company goals

Executive Compensation Program Philosophy
Our executive compensation program aligns with our strong pay-for-performance philosophy and ties a substantial portion of executive compensation to the achievement of annual and long-term strategic objectives. The objectives of our executive compensation program are to:
►	Drive performance against critical strategic goals designed to create long-term stockholder value
►	Pay our executives at a level and in a manner that attracts, motivates and retains top executive talent
We believe these compensation objectives directly drive achievement of our long-term strategic objectives, including continuous improvement and leadership in safety and environmental performance, reducing unit costs, increasing cash flow, achieving robust return on invested capital (ROIC), increasing reserves and resources, completing strategic initiatives and major expansion projects on time, on budget and delivering intended results, and outperformance relative to peers on total stockholder return.
We analyze target total direct compensation (base salary, target annual incentive, and target equity award value) relative to our peers. Specific individual opportunities are established based on factors such as an executive’s scope and breadth of roles performed, experience in the position, performance and other factors deemed relevant by the CLD Committee. The CLD Committee formally reviews and evaluates every pay action versus the 25th, 50th and 75th percentile of peers, but does not tie individual compensation decisions to specific target percentiles.
Our compensation program is designed to include multiple elements with varying characteristics which allows us to retain strong talent and reward performance for achievement of both short-term and long-term goals. The CLD Committee regularly assesses the appropriate mix of these compensation elements in consultation with an independent compensation consultant as well as other Board members and management, review of external perspectives from investors and analysts and peer benchmarking.
We also grant awards under the LTIP to non-executives to promote alignment with and drive long-term stockholder value. Site leadership and non-executive corporate leaders receive restricted shares and performance share units that vest over a three-year period. All employees participate in our AIP or a similar cash incentive program with operational, safety and environmental metrics designed to promote the success of our business and which vary based on the role of the employee:
►	Corporate employees support the goals and objectives of our NEOs and participate in the AIP with the same metrics as our NEOs, along with an individual performance component.
►
Leadership and managers at our operations participate in the AIP, modified to promote the achievement of site-specific goals aligned with overall Company strategy, including the execution of key projects and a significant component tied to safety and environmental performance, with those goals and projects forming part of the Company’s broader comprehensive strategy to create long-term stockholder value.

►
Hourly employees at our operations participate in cash incentive programs designed to drive achievement of core operational performance and site-specific goals, such as production, safety and environmental goals, which are key to our business of producing precious metals safely and responsibly.

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Similar to our NEO compensation program, our compensation programs at all levels of the Company are intended to attract and retain talented employees who can drive achievement of our strategic objectives while supporting our core values and culture. To that end, we regularly benchmark with industry peers and, where appropriate, the general market, to ensure we are offering competitive compensation and appropriate premiums for remote and camp assignments in line with industry standards.
2023 Direct Compensation Elements
Compensation Component	Objective	Key Features
Base salary	► Provide a fixed base pay for performance of core job responsibilities ► Attract and retain highly skilled individuals	► Initial levels and annual adjustments are based on positioning relative to the market and experience of the executive
AIP
► Performance-based and “at risk”
► Drive achievement of annual Company financial, operational, environmental and safety and strategic initiative goals and, for NEOs other than the CEO, individual executive performance and development goals
► Cash payments based on Company and individual performance, with a high percentage weighted on Company performance (100% in the case of the CEO) to drive alignment with stockholder value
LTIP	► Performance-based and “at risk” ► Align executive and stockholder interests, drive the creation of long-term stockholder value, attract and retain talented executives
► Mix of 60% performance shares and 40% time vesting restricted stock
► Restricted stock vests ratably over three years
► Performance shares cliff-vest after a three-year performance period, based on growth in reserves and resources and ROIC
► Payout increased or decreased by up to 25% based on rTSR performance

A substantial majority of the components of the 2023 executive compensation program is variable and “at risk”, demonstrating our strong pay-for-performance alignment.
Direct Compensation Component	Performance Based	Value Linked to Stock Price	Value Not Linked to Stock Price	% of CEO Target Pay	% of NEO Target Pay (Average)
Base Salary			⬤	19%	24%	Fixed
Annual Incentive Plan	⬤		⬤	24%	23%	Variable and “at risk”
Restricted Stock		⬤		23%	21%
Three-Year PSUs	⬤	⬤		34%	32%
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The variable components of our 2023 executive compensation program also are aligned with our strategic objectives and purpose statement.
PROTECT	We are focused on safeguarding the safety and health of our employees, protecting the environments where we operate and practicing strong corporate governance.	ESG Scorecard covering key EHS and ESG KPI'S	AIP 20%
Our AlP rewards outstanding health, safety and environmental performance, and strong corporate governance practices to reflect this commitment.
DEVELOP	We endeavor to develop quality resources, grow and enhance our assets, pursue new opportunities, develop and grow our people, and build a solid technical foundation.	Three-Year Growth in Reserves and Resources	PSU’s(1) 50%

Our LTIP award structure drives performance against these goals by tying a portion of our performance shares to Increases In our reserves and resources, whether at our existing operations or through the acquisition of new properties and assets, and to completing key capital projects on-time and on-budget.
		Focus on Key Strategic Initiatives	AIP 20%
	Our AIP encourages development of our executives and employees by rewarding exemplary individual performance and growth.	Individual Component of AIP, except CEO	Varies by NEO
DELIVER	We strive to deliver impactful results through teamwork and act with integrity.	Costs Applicable to Sales & Adjusted EBITDA	AIP 40%

Both our AlP and LTIP reward achievement of operational and financial objectives and creation of long-term stockholder value, tying payouts to achieving production, cost and adjusted EBITDA targets, effectively deploying capital and achieving our public net intensity reduction goal.
		Three-year Return on Invested Capital	PSU’s(1) 50%
	Our claw back policy holds our executives accountable to act with integrity and in accordance with applicable laws in achieving the goals linked to our compensation programs.	Production	AIP 20%
(1)	The two internal performance share metrics are subject to a relative TSR modifier that adjusts payouts up to +/- 25% based on TSR performance relative to the NYSE Arca Gold Miners Index.
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2023 Total Direct Compensation Targets
	Fixed Compensation	Variable Compensation
Named Executive Officer	Base Salary	Long-Term Equity Incentives at Target	Annual Incentives at Target	Total Variable at Target
Mitchell J. Krebs, President, Chief Executive Officer & Director	$850,000	$2,550,000	$1,062,500	$3,612,500
Thomas S. Whelan, Senior Vice President & Chief Financial Officer(1)	$475,000	$1,012,500	$475,000	$1,487,500
Michael Routledge, Senior Vice President & Chief Operating Officer	$525,000	$1,181,250	$525,000	$1,706,250
Casey M. Nault, Senior Vice President, General Counsel & Chief ESG Officer	$425,000	$956,250	$425,000	$1,381,250
Emilie C. Schouten, Senior Vice President & Chief Human Resources Officer	$350,000	$665,000	$262,500	$927,500
(1)
2023 LTIP grant targets to NEOs were calculated based on NEO base salary at the date of grant and 2023 AIP payout targets are calculated based on NEO base salary at December 31, 2023. Mr. Whelan’s then current base salary used for his 2023 target LTIP value was $450,000. Mr. Whelan subsequently received a base salary increase in May 2023 from $450,000 to $475,000.

Results of 2023 Stockholder Advisory Vote on Named Executive Officer Compensation
At our 2023 Annual Meeting, we received support from over 96% of votes cast on the Company’s “say-on-pay” proposal, the sixth straight year in which we received at least 90% support for the “say-on-pay” proposal. We believe this high level of support reflects an understanding by our stockholders of how our executive compensation practices are aligned with creation of long-term stockholder value, and the changes that our CLD Committee has made to our executive compensation practices in recent years in alignment with stockholder feedback. Our CLD Committee considered our 2023 “say-on-pay” proposal result as part of the overall context for its 2023 executive compensation decisions, but did not make any changes to the executive compensation program directly as a result of the “say-on-pay” vote.
Competitive Market Assessment
The CLD Committee annually reviews the compensation of executives relative to the competitive market, based on assessments prepared by its independent compensation consultant. In preparing this assessment, our compensation consultant analyzes publicly disclosed compensation data from our peer group (see “Peer Group” below). The consultant also uses specific industry surveys as a supplement to proxy research. Management, together with the consultant, assists the Committee by providing data, analyses and recommendations regarding the Company’s executive compensation practices and policies.
2023 Peer Group
The CLD Committee establishes peer groups to help make executive pay decisions. Our peer group for 2023 is listed below and consisted solely of precious metals and mining companies with revenues generally between 0.3 and 3.0 times our revenues which are predominately headquartered in North America. For 2023, the CLD Committee added Dundee Precious Metals Inc., Equinox Gold Corporation and Fortuna Silver Mines Inc. to the peer group and has determined to use the NYSE Arca Gold Miners Index (GDMNTR) as the Company’s peer group index solely for purposes of relative TSR calculation. For 2024, the Committee removed Yamana Gold Inc. because it was acquired in 2023.
2023 Peer Company	Revenue(1) ($ millions)	Market Cap(1) ($ millions)	Corporate Headquarters
Alamos Gold Inc.	821	3,980	Canada
B2Gold Corp.	1,733	3,819	Canada
Centerra Gold	850	1,141	Canada
Dundee Precious Metals	570	914	Canada
Eldorado Gold Corporation	872	1,538	Canada
Endeavor Mining plc	2,508	5,263	United Kingdom
Equinox Gold	952	999	Canada
First Majestic Silver Corp.	624	2,212	Canada
Fortuna Silver Mines	681	1,091	Canada
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2023 Peer Company	Revenue(1) ($ millions)	Market Cap(1) ($ millions)	Corporate Headquarters
Hecla Mining Co.	719	3,326	United States
Hochschild Mining	736	435	United Kingdom
IAMGOLD Corporation	959	1,228	Canada
New Gold Inc.	604	670	Canada
OceanaGold Corporation	967	1,342	Canada
Pan American Silver Corp.	1,495	3,440	Canada
SSR Mining Inc.	1,148	3,235	United States
Yamana Gold Inc.	1,807	5,340	Canada
Median:	872	1,538
	Revenue(1) ($ millions)	Market Cap(1) ($ millions)	Corporate Headquarters
Coeur Mining, Inc.	786	994	United States
(1)	Revenues are for the 2022 fiscal year. Market cap is calculated as of December 31, 2022 based on the outstanding shares for each peer publicly disclosed as of the date of calculation.
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2023 Executive Compensation – Realized Pay
Our NEO compensation program is structurally designed to be a strong performance-based program. In the case of the CEO, 81% of his target compensation is performance-based or “at-risk”, and only 19% is fixed, delivered through base salary.
Actual Pay Compared to Target
To manage the performance-based and “at-risk” compensation program, which includes AIP, PSUs and restricted stock, we evaluate NEO compensation by examining the target value of compensation (the value on date of grant) and the actual value received (the value on date of receipt by the NEO). We believe that by understanding each of these values in relation to Company performance, we can establish and verify a strong pay-for-performance relationship that is both motivational and retentive.
Target Value. The three-year target value for performance and “at-risk” elements is equal to (1) the 2021-2023 target annual incentive, plus (2) the grant date target value of PSUs for the 2021-2023 performance period, plus (3) the target value of restricted stock granted in 2021, 2022 and 2023. This is shown in the bar chart below. The CEO’s target value of compensation for “at-risk” and performance-based elements was $7,230,000 for the 2021-2023 performance period.
Actual Value. The three-year actual value is equal to (1) the 2021-2023 actual annual incentive earned, plus (2) the value of the PSUs for the 2021-2023 performance period that paid out in early 2024, valued as of December 31, 2023, plus (3) the value of restricted stock granted in 2021, 2022 and 2023, valued as of December 31, 2023, including shares not yet vested. The CEO’s actual value of compensation from performance-based and “at-risk” elements was $4,449,689, 38% lower than the target value. The chart does not include base salary since it is not variable, “at-risk” or performance-based.

3-Year CEO Performance-Linked Pay
Actual vs. Target
(69% Decrease in Stock Price 12/31/23 vs. 12/31/20)
$8,000,000
$7,000,000
$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$0
$7,230,000
$2,880,000
$1,350,000
$3,000,000
-38%
$4,449,689
$1,870,653
$296,536
$2,282,500
Target
Actual
2021 to 2023 AIP
2021 to 2023 PSUs
2021 to 2023 RS

Alignment with Performance. During the three-year 2021-2023 period, our CEO received 38% lower than target for performance-based “at-risk” elements of our compensation program. During this same period, our stock price decreased by 69%. We believe this demonstrates alignment of pay and performance.
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2023 Executive Compensation Results
Base Salary	Market and internal pay equity-driven salary increases for certain NEOs
The CLD Committee approved the following base salaries for 2023, with the increases in the base salary for Mr. Krebs, Mr. Whelan, and Mr. Nault driven by market data in alignment with our compensation philosophy. Mr. Whelan received a base salary increase in January 2023 from $400,000 to $450,000, and in May 2023 to $475,000 when he assumed a greater scope of responsibilities.
Named Executive Officer	2023 Base Salary	2022 Base Salary	Percentage Increase
Mitchell J. Krebs, President, Chief Executive Officer & Director	$850,000	$800,000	6%
Thomas S. Whelan, Senior Vice President & Chief Financial Officer	$475,000	$400,000	19%
Michael Routledge, Senior Vice President & Chief Operating Officer	$525,000	$525,000	0%
Casey M. Nault, Senior Vice President, General Counsel & Chief ESG Officer	$425,000	$375,000	13%
Emilie C. Schouten, Senior Vice President & Chief Human Resources Officer	$350,000	$350,000	0%
Annual Incentive Plan	2023 AIP: Target Levels Consistent with Market and Experience in Role; No YOY Change in Opportunity %
Our AIP is designed to drive creation of stockholder value through achievement of annual financial, operational and strategic goals. We also reward executives other than the CEO for the achievement of individual goals within their functional areas, living up to our values and showing their commitment to our purpose statement: We Pursue a Higher Standard.
AIP Target Opportunities
Under our AIP, each executive has a target award opportunity expressed as a percentage of base salary established at the beginning of each year. 2023 target award opportunities as a percentage of base salary remained consistent from 2022 levels and were determined based on desired market positioning, the individual executive’s role, scope of responsibility and ability to impact our performance.
Named Executive Officer	Target AIP Opportunity (% of Salary)
2023
Mitchell J. Krebs	125%
Thomas S. Whelan	100%
Michael Routledge	100%
Casey M. Nault	100%
Emilie C. Schouten	75%
Actual awards can range from 0% to 200% of the target award, based on our Company performance relative to corporate AIP objectives and the performance of each individual executive (other than the CEO) relative to individual goals. The CEO’s AIP opportunity is based 100% on corporate objectives. Because mine plans drive our budgets, and mine plans vary year-to-year in terms of tonnage, grade and other factors, from time to time our related performance targets for a given year may be lower than the prior year and may not appear to reflect improvement or increased rigor over the prior year. For example, when a mine plan is moving
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through a lower grade zone, despite strong execution, lower production, higher unit costs and lower adjusted EBITDA compared to the prior year may occur. We strive to increase average overall grade over the long-term, but the grades of reserves and resources are inherently variable and a life of mine involves mining through zones of higher and lower grade. Our annual operational and financial goals and targets are designed to reflect year-over-year variances in our mine plans.
2023 Company AIP Performance Measures and Weights
At the beginning of each year the CLD Committee approves AIP performance measures, weightings and targets, along with threshold, target and maximum performance and payout levels, based on the Board-approved budget and internal forecasts. These goals and targets are designed to be rigorous and require strong execution in-line with budget and other critical objectives. After the end of the year, the CLD Committee reviews performance against the goals prior to certifying results and approving payouts. Once the performance measures and goals are set, they are not subject to change for that plan year without the specific approval of the CLD Committee.
The 2023 AIP corporate performance measures complement the measures used for performance share awards in driving achievement of multi-year strategic initiatives directly aligned to the creation of long-term stockholder value. The CLD Committee selected the 2023 AIP metrics shown below under our “5 x 20%” approach allocating 20% weighting each to production, costs, adjusted EBITDA, strategic initiatives and ESG scorecard, based on the following considerations and objectives:
►	Align with our business objectives and strategic priorities;
►	Transparency to investors and executives;
►	Incentivize profitable production growth, not growth for growth’s sake;
►	Balance financial and operational performance;
►	Drive execution of important strategic initiatives; and
►	Reflect our commitment to safe and environmentally responsible operations.
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Measure	Weight	Minimum(1)	Target(1)	Maximum(1)
Production:	20%
Gold Production (ounces)	15%	293K	321K	348K
Silver Production (ounces)	5%	9.7M	10.0M	10.7M
Costs:	20%
Gold CAS per ounce(2)	15%	$1,351	$1,315	$1,290
Silver CAS per ounce(2)	5%	$19.91	$18.92	$18.35
Adjusted EBITDA(3)	20%	$117M	$160M	$198M
Strategic Initiatives:	20%
Palmarejo Tailings Project(4)	6.7%	Late/on budget	On time/on budget	Early/on budget
Kensington Exploration & Development(5)	6.7%	374K Au Ozs	408K Au Ozs	449K Au Ozs
Rochester Expansion(6)	6.7%	65K tons	70K tons	87K tons
ESG Scorecard:	20%
Decline in Companywide TRIFR(7)	5%	Maintain 2022 performance	7% reduction from 2022	≥14% reduction from 2022
Critical Control Verifications(8)	5%	≤5% reduction from 2022	Same level as 2022	≥10% increase from 2022
Permit Discharge Exceedances(9)	4%	4 events	1 event	Zero events
Significant Spills(10)	4%	2 events	1 event	Zero events
GHG Reduction Initiatives Completed(11)	1%	2 projects	3 projects	6 projects
Biodiversity Standard(12)	1%	Standard developed and Board- approved by year-end	Standard developed and Board-approved by end of Q3	Standard developed, Board-approved by end of Q3, and rolled out by year-end
(1)	Payouts for each measure are 50% for “Minimum”, 100% for “Target” and 200% for “Maximum”. Payouts are interpolated for performance between minimum and target and between target and maximum.
(2)
Our CAS per silver ounce and gold ounce metrics each measure performance against a target based on the Board-approved budget set at the beginning of the year. In setting the goal and evaluating performance against it, items that arise during the year that were not contemplated by the budget, including variances between the actual realized metals prices and budget prices and variances in prices of diesel and cyanide, two of our most significant input commodities, whether having a positive or negative impact, are not factored into the calculation in order to ensure a consistent assessment of performance against budget. Please see “Appendix A – Certain Additional Information” for reconciliations of GAAP to non-GAAP financial measures included in this section.

(3)
Our adjusted EBITDA metric measures performance against a target based on the Board-approved budget set at the beginning of the year. In setting the goal and evaluating performance against it, items that arise during the year that were not contemplated by the budget, including variances between actual realized metals prices and budgeted prices, whether having a positive or negative impact, are not factored into the calculation in order to ensure a consistent assessment of performance against budget.

(4)
Completion of project to allow future tailings to be deposited into the legacy open pit, to avoid further tailings dam raises, enable concurrent reclamation of the open pit, reduce water usage and reduce costs. Timing of completion of the project was most important variable given capacity constraints in existing tailings storage facility.

(5)	To measure success of the Kensington exploration and development initiative aimed at extending the life of our shortest-lived mine, this measure targeted reserves of gold ounces at year-end 2023.
(6)	Rochester expansion measure was tied to average daily throughput of the new Rochester crushing circuit for the last 15 days of 2023.
(7)	Company-wide total reportable injury frequency rate (TRIFR) includes employees and contractors.
(8)	Critical control verifications (CCV’s) are a leading indicator for safety performance. Measures field-based CCV’s compared to 2022.
Coeur Mining 2024 Proxy Statement	65

(9)
A permit discharge exceedance means an event or upset operational condition where a chemical constituent was discharged in effluent to a receiving water body or other environmental media at a concentration not within a specified numeric concentration in our operating permit.

(10)
Significant spills means spills or releases exceeding certain volumetric thresholds that have been standardized across our operating sites to hold all sites accountable to a strict standard regardless of local jurisdiction standards. A volume labeled significant for this purpose does not mean that the volume posed any significant harm to the environment or was immediately reportable under applicable regulatory standards.

(11)
Measures completion of site-based GHG reduction projects identified by our Operations Excellence team that both reduce costs and GHG emissions, and contribute to achievement of our public goal to reduce GHG net intensity (emissions per ton processed) 35% by the end of 2024.

(12)	Measures achievement of our publicly-stated 2023 goal to adopt and roll out a biodiversity standard.
Individual AIP Goals
In addition to Company metrics, specific individual goals are developed for each executive other than the CEO at the beginning of the year. 2023 AIP award percentages based on individual performance were 20% for Messrs. Whelan, Routledge and Nault, and 30% for Ms. Schouten, reflecting an emphasis on specific human capital management and culture-related goals. The specific goals for each executive typically are a mix of both objective and subjective goals that support our strategic objectives, reflect each executive’s individual responsibilities, and can be grouped into the following broad categories:
►	Major project and operational execution, including strategic transformation and growth
►	Mitigation of risk
►	Enhancement of each executive’s responsibilities
►	Support of Coeur’s values regarding worker safety and health, social, environmental and corporate responsibility
►	A commitment to the talent development and retention of our employees
►	Demonstration of Coeur’s leadership principles, personal development and adherence to Company culture and behavior
2023 AIP Corporate Objectives and Performance	84% overall achievement due to strong performance on production, strategic initiatives and safety and environmental measures, offset by higher unit costs and lower adjusted EBITDA than planned
Metric	2023 Target	2023 Performance	Performance (% of target)	Payout (% of target)	Weight	Weighted Payout (% of target)
Production					20%	19.1%
Gold Production (ounces)	321K	318K	99%	95%	15%	14.2%
Silver Production (ounces)	10.0M	10.0M(1)	<100%	97%	5%	4.9%
Costs					20%	4.7%
Gold CAS per ounce	$1,315	$1,388	106%	0%	15%	0%
Silver CAS per ounce	$18.92	$19.06	101%	93%	5%	4.7%
Adjusted EBITDA	$160M	$142M	89%	79%	20%	15.8%
Strategic Initiatives					20%	20.5%
Palmarejo Tailings Project	On time/budget	Early/below budget	200%	200%	6.7%	13.3%
Kensington Exploration & Development	408K ozs gold reserves	411K ozs	101%	107%	6.7%	7.2%
Rochester Expansion	65K tons per day	0	0%	0%	6.7%	0%
66	Coeur Mining 2024 Proxy Statement

Metric	2023 Target	2023 Performance	Performance (% of target)	Payout (% of target)	Weight	Weighted Payout (% of target)
ESG Scorecard					20%	24%
Decline in Companywide TRIFR	Same as 2022	7% increase	0%	0%	5%	0%
Critical Control Verifications	Same as 2022	14% increase	114%	200%	5%	10%
Permit Discharge Exceedances	1 event	4 events	50%	50%	4%	2%
Significant Spills	1 event	0 events	200%	200%	4%	8%
GHG Reduction Projects	3	6	200%	200%	1%	2%
Biodiversity Standard	Approved	Rolled out	200%	200%	1%	2%
Total						84%
(1)	For AIP purposes, silver production from only Rochester and Palmarejo is considered because small amounts of silver produced as a by-product at other sites is not budgeted.
2023 AIP Individual Performance and Payouts
As noted above, the CEO’s AIP is based entirely on corporate performance. Individual performance for other NEOs ranged from 90%-150% of target as shown in the table below. Mr. Whelan and Ms. Schouten received 150% individual performance scores due to successful execution of significant strategic objectives within each of their respective areas of responsibility and strong performance under Coeur’s leadership principles.
For 2023, based on Company and individual NEO performance achievement as a percentage of target and the performance weights described above, the CLD Committee approved the following annual incentive payments to the NEOs.
Named Executive Officer	2023 Base Salary(1)	2023 Target AIP %	Company % Weighting	Individual % Weighting	2023 Individual % Amount(2)	2023 AIP Payout
Mitchell J. Krebs, President & Chief Executive Officer	$850,000	125%	100%	0%	N/A	$892,500
Thomas S. Whelan, Senior Vice President & Chief Financial Officer	$475,000	100%	80%	20%	150%	$461,700
Michael Routledge, Senior Vice President & Chief Operating Officer	$525,000	100%	80%	20%	90%	$447,300
Casey M. Nault, Senior Vice President, General Counsel & Chief ESG Officer	$425,000	100%	80%	20%	125%	$391,850
Emilie C. Schouten, Senior Vice President & Chief Human Resources Officer	$350,000	75%	70%	30%	150%	$272,475
(1)	2023 AIP payouts were calculated based on NEO base salary at December 31, 2023.
(2)	The Company’s AIP provides for individual performance achievement levels between 75% and 200% of target.
Long-Term Equity Incentive Awards
The primary purpose of our long-term equity incentive awards is to align the interests of our executives with those of our stockholders by rewarding executives for creating long-term stockholder value. Long-term incentives also assist in retaining our executive team.
2023 Grants of Long-Term Incentive Compensation
Consistent with prior years, 2023 executive awards comprised 60% performance shares and 40% restricted stock. The CLD Committee believes that this mix provides alignment with stockholder interests and balances incentive and retention objectives, while minimizing share dilution.
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Target long-term incentive award values as a percentage of base salary for each executive in 2023 were the same as 2022, and determined based on desired market positioning, the individual executive’s role, scope of responsibility and ability to impact overall Company performance.
	2023 LTIP Grant
Named Executive Officer	% of Salary	Target $ Amount
Mitchell J. Krebs	300%	$2,550,000
Thomas S. Whelan	225%	$1,012,500(1)
Michael Routledge	225%	$1,181,250
Casey M. Nault	225%	$956,250
Emilie C. Schouten	190%	$665,000
(1)	The target value of Mr. Whelan’s grant was based on his then-current base salary of $450,000.
The number of shares of restricted stock granted in 2023 was determined by dividing the total grant value by the average closing price of the Company’s common stock on the New York Stock Exchange over a period of 60 trading days before the grant date. The CLD Committee has determined that this approach is appropriate to smooth out volatility in daily stock price changes, which can be significant and materially impact the number of shares granted from day to day.
2023 Restricted Stock Grant
In 2023, restricted stock comprised 40% of the target long-term equity incentive award value granted to NEOs. Restricted stock aligns executives’ interests with those of stockholders via actual share ownership, and vesting requirements promote retention and continuity in our senior leadership team. Restricted stock also provides value to the executives even with a declining share price, which may occur due to general market or industry-specific forces that are beyond the control of the executives (for example, a drop in the market prices of gold and silver). Holders of restricted stock may, if the CLD Committee so determines, receive dividends, if any, and exercise voting rights on their restricted stock during the period of restriction. Restricted stock grants generally vest ratably over three years beginning on the first anniversary of the grant.
The following diagram illustrates the design and structure of the 2023 restricted stock awards.
February 27, 2023	February 27, 2024	February 27, 2025	February 27, 2026
Grant of Restricted Shares	1/3 Vest	1/3 Vest	1/3 Vest
2023 Performance Share Grants
In 2023, performance shares comprised 60% of the target long-term incentive award value. To the extent they are earned based on achievement of performance goals, awards are generally settled in Coeur stock. The performance share opportunity granted in 2023 was tied to Company achievement of two internal goals that drive creation of long-term stockholder value. Performance against these goals generally is measured over a three-year performance period ending December 31, 2025.
The 2023 performance share program was streamlined from four performance goals to two core performance goals. In 2022, we included a performance goal tied to achievement of our GHG net intensity reduction goal. The performance period of that award matched the performance period for the public goal, so we did not see a compelling rationale to grant another award in 2023 tied to the same underlying GHG net intensity reduction goal. In 2022, we also included a performance goal related to the Rochester expansion, tied to production in 2024 from the newly expanded operation. Because the Rochester expansion was completed in 2023 and there were already prior year performance goals tied to completion and performance milestones of the project, and because Rochester performance going forward will be reflected in other incentive plan measures, including ROIC awards, we did not see a compelling rationale to tie any portion of the 2023 performance share grant to the Rochester expansion project.
68	Coeur Mining 2024 Proxy Statement

	2023 Performance Share Grant
Performance Share Award	3-Year ROIC	3-Year Growth in Reserves & Resources
Overall Weighting	50%	50%

	Overall rTSR Modifier +/- 25%
►	Three-Year Return on Invested Capital – 50% of 2023 Performance Share Opportunity
Coeur’s management team is focused on deploying capital efficiently and effectively to drive long-term returns for stockholders. The ROIC metric reflects feedback from stockholders and aligns with our plan design philosophy that performance share metrics should tie to key drivers of long-term stockholder value. ROIC is determined by dividing three-year adjusted EBIT from our four operating assets (Palmarejo, Rochester, Kensington and Wharf) by investment in those assets during the performance period. EBIT for the three-year performance period is calculated by adding depreciation, depletion, asset retirement obligation accretion and inventory adjustments to cumulative adjusted EBITDA for the performance period. Adjusted EBITDA is a non-GAAP financial measure presented in our financial statements used by management to understand results from our business. Investment for each operating mine is equal to Total Debt plus total equity of the entity that owns the mine minus cash held by the entity. Investment will be measured at the beginning of the performance period and at the end of each of the three calendar years of the performance period, and the final result will be the average of these four numbers. In addition, EBIT will be calculated by holding pricing constant, using the prices incorporated in the Company’s strategic plan, to hold management accountable for achieving the intended benefits of our capital investments as presented for Board approval without benefiting from or being penalized by changes in metals prices, which are beyond our control.
The target for the ROIC metric is tied to achieving returns on investment for operating mines set out in our 2023 updated mine plans, with maximum performance tied to our 2023 updated strategic plan because the strategic plan represents an “upside” case which assumes, among other factors, the conversion of a significant portion of resources into reserves. Accordingly, for the 2023-2025 performance period, the CLD Committee approved the following performance and payout targets:
Payout Target	25%	50%	75%	100%	125%	150%	175%	200%
Performance Target	4%	6.3%	9.7%	11%	12.5%	14%	15.5%	17%
A new operation acquired during the performance period will be incorporated on a pro forma basis if returns from the operation are expected to begin during the performance period, in which case investment in the operation, for purposes of calculating ROIC, will be incorporated pro rata with the expected returns to avoid penalizing the calculation by including the full amount of the investment. Similarly, in the event of a divestiture of a mine included in the ROIC metric during the performance period, the CLD Committee will exclude the divested asset from the calculation and adjust the target accordingly. In the event the Board approves a capital project with respect to an operating asset after the commencement of the performance period and the expected return on that project is not expected to be delivered during the performance period, the CLD Committee will exclude the impact of that project from the ROIC calculation. Finally, in the event of an impairment in an operating asset during the performance period, the total investment for the relevant operation will not be reduced by the impairment amount for purposes of calculating ROIC.
►	Three-Year Growth in Reserves and Resources – 50% of 2023 Performance Share Opportunity
Growth in reserves and resources is critical to replace ounces mined each year and grow resources to extend mine lives, which we believe will drive stockholder value. Reserves and resources may also decline due to falling metals prices, as previously economic grades are rendered uneconomic. This further aligns performance with stockholders.
For 2023, our reserves and resources award focused on reserves, which comprise substantially all material included in mine life estimates and thus are critical to replace depletion and extend mine lives, and inferred resources, which comprise new material entering our mineral inventory at the earliest stage and provide the foundation for future reserve conversions. Targets were based on exploration plans and expected budgets. The weighting between reserves and inferred resources was split evenly, with each comprising 50% of the metric and 25% of the overall performance share opportunity.
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Reserves and resources are calculated on an AgEqOz basis with equivalence to be determined based on the prices of gold, silver, lead and zinc we assume for reserve and resource calculation purposes as of December 31, 2022 and December 31, 2025, respectively. Targets will automatically adjust to exclude any discontinued operations or other sold assets during the measurement period. In addition, because the primary intent of the award is to drive reserve and resource growth through exploration, the CLD Committee may exercise discretion to exclude the impact of reserves and resources added through mergers and acquisitions.
The CLD Committee determined the following targets for the three-year growth in gross reserves (before depletion from production) and net inferred resources (after conversion to higher categories of resources and reserves). Growth in reserves is measured on a gross basis to eliminate the impact of production being higher or lower than plan, and growth in inferred resources is measured on a net basis to drive growth in the foundation of our resource and reserve inventory regardless of conversions to higher categories.
Payout Target	25%	50%	75%	100%	125%	150%	175%	200%
Performance Target - Reserves	≥5%	≥10%	≥12.5%	≥15%	≥17.5%	≥20%	≥22.5%	≥25%
Performance Target – Inferred Resources	≥25%	≥30%	≥35%	≥40%	≥45%	≥50%	≥55%	≥60%
Relative TSR Modifier
Awards paid out for achievement of one or more of the above performance share metrics for the 2023-2025 performance period will be subject to a relative TSR (rTSR) modifier which will adjust the payout up to +/-25% based on our TSR performance compared to the NYSE Arca Gold Miners Index. Performance is measured using the average of the last 60 trading days of 2022 compared to the last 60 trading days of 2025. By including rTSR as a modifier instead of a primary metric, the CLD Committee has sought to increase NEO focus on the drivers of TSR. Additionally, the inclusion of rTSR as a modifier maintains alignment with stockholders by adjusting payouts up to 25% based on whether our stock price performs better or worse than a broad index of companies in our sector.
Payouts for 2021-2023 Performance Shares
The 2021-2023 performance shares paid out at 63% of target, reflecting growth in reserves and resources and achievement of Rochester and Silvertip project-related goals, offset by zero payout under the ROIC metric, and reduced by 25% overall due to the rTSR modifier included in the 2021 awards, which adjusted payouts +/-25% if rTSR was in the top or bottom quartile of our peer group at the time. The tables below illustrate results for the 2021-2023 performance share opportunity.
► Three-Year Operating Mine ROIC (35% Weighting)	Result: 0% payout driven by below threshold performance from operational challenges and inflationary impacts
Payout Target	25%	50%	75%	100%	125%	150%	175%	200%
Performance Target	22.5%	23.5%	24.5%	25.5%	26.5%	27.5%	28.5%	29.5%
Result	9.0% (no payout)
70	Coeur Mining 2024 Proxy Statement

► Three-Year Growth in Reserves and Resources (35% Weighting)	Result: Payout at 105% due to nearly 3% increase in weighted reserves and resources over the three-year performance period
Payout Target	25%	50%	75%	100%	125%	150%	175%	200%
Performance Target	30% Decrease	20% Decrease	10% Decrease	Target	15% Increase	30% Increase	45% Increase	60%+ Increase
Target (in M AgEqOz)(1)(2)	706	806	907	1,009	1,159	1,310	1,462	1,613
Coeur	1,036M AgEqOZ (2.7% Increase)
(1)
Based on total proven and probable reserves, measured and indicated resources, and inferred resources, weighted at 100%, 75% and 50% of ounces, respectively, reflecting levels of confidence for each category. Ounces measured on an AgEqOz basis using assumed reserve and resource prices at each year-end for silver, gold, lead and zinc. See calculations in table below.

(2)	In accordance with the terms of the original grant, targets were adjusted to remove ounces from sold assets that were included in the baseline at the beginning of the performance period.
AgEqOz In millions	2023	2020
Proven & Probable Reserves – 100%	491.2	548.8
Measured & Indicated Resources – 75%	546.4	424.1
Inferred Resources – 50%	270.5	283.4
Total	1,036	1,009
% Increase/(Decrease)	+2.7%
► Project-Based Award: Rochester Mine POA 11 Expansion (20% Weighting)	Result: Payout at 171% due to achievement of specified key milestones
Rochester POA 11 Milestone	Measurement Date	Max Value of Milestone	Milestone Achievement
2021 progress vs forecast	YE 2021	25%	21%
Merrill-Crowe plant and crushing circuit on schedule and on budget	YE 2022	50%	25%
4Q23 AgEq production from new Stage VI leach pad as a % of plan Below 85% = 0% 85-95% = 50% 95-105% = 75% 105-115% = 100% 115+% = 125%	YE 2023	125%	125%
		TOTAL RESULT:	171% Achievement
(1)	Shares awarded interpolated between achievement levels and capped at indicated maximum value.
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► Project-Based Award: Silvertip Restart and Expansion (10% Weighting)	Result: Payout at 126% due to achievement of specified key milestones
Silvertip Milestone	Measurement Date	Max Value of Milestone	Milestone Achievement
Board authorization of project plan	YE 2021	25%	0%
Achievement of 2023 project plan	YE 2023	50%	26%
2023 Inferred Resource Tonnes Growth	YE 2023	125%	100%
		TOTAL RESULT:	126% Achievement
rTSR Modifier
For the 2021-2023 performance period, annualized rTSR performance ranked in the bottom quartile of 2021 peer companies. As a result, the rTSR modifier reduced the performance shares earned by our NEOs during the performance period by 25%.
2021-2023 Performance Share Payouts
The tables below show performance shares awarded to applicable NEOs under the performance share metrics for the 2021-2023 performance period.
2021-2023 ROIC Performance Share Payout
Named Executive Officer	Target Performance Shares at Grant Date	Value at Target*	# of Performance Shares Awarded (includes -25% rTSR modifier impact)	Value Realized at Award Date**	% of Target Value Realized at Award Date
Mitchell J. Krebs	145,161	$1,479,190	91,088	$239,561	16.2%
Thomas Whelan	51,209	$521,820	32,133	$84,510	16.2%
Michael Routledge	54,435	$554,693	34,159	$89,838	16.2%
Casey M. Nault	54,435	$554,693	34,159	$89,838	16.2%
Emilie C. Schouten	39,838	$405,949	24,999	$65,747	16.2%
2021-2023 ROIC Performance Share Payout
Named Executive Officer	Target Performance Shares at Grant Date	Value at Target*	# of Performance Shares Awarded (includes -25% rTSR modifier impact)	Value Realized at Award Date**
Mitchell J. Krebs	50,807	$517,723	0	$0
Thomas Whelan	17,924	$182,646	0	$0
Michael Routledge	19,052	$194,140	0	$0
Casey M. Nault	19,052	$194,140	0	$0
Emilie C. Schouten	13,943	$142,079	0	$0
72	Coeur Mining 2024 Proxy Statement

2021-2023 Reserve & Resource Growth Performance Share Payout
Named Executive Officer	Target Performance Shares at Grant Date	Value at Target*	# of Performance Shares Awarded (includes -25% rTSR modifier impact)	Value Realized at Award Date**
Mitchell J. Krebs	50,806	$517,713	40,137	$105,560
Thomas Whelan	17,923	$182,635	14,160	$37,241
Michael Routledge	19,052	$194,140	15,052	$39,587
Casey M. Nault	19,052	$194,140	15,052	$39,587
Emilie C. Schouten	13,943	$142,079	11,015	$28,969
2021-2023 Project-Based Award (Rochester) Performance Share Payout
Named Executive Officer	Target Performance Shares at Grant Date	Value at Target*	# of Performance Shares Awarded (includes -25% rTSR modifier impact)	Value Realized at Award Date**
Mitchell J. Krebs	29,032	$295,836	37,160	$97,731
Thomas Whelan	10,242	$104,366	13,109	$34,477
Michael Routledge	10,887	$110,939	13,935	$36,649
Casey M. Nault	10,887	$110,939	13,935	$36,649
Emilie C. Schouten	7,968	$81,194	10,199	$26,823
2021-2023 Project-Based Award (Silvertip) Performance Share Payout
Named Executive Officer	Target Performance Shares at Grant Date	Value at Target*	# of Performance Shares Awarded (includes -25% rTSR modifier impact)	Value Realized at Award Date**
Mitchell J. Krebs	14,516	$147,918	13,791	$36,270
Thomas Whelan	5,120	$52,173	4,864	$12,792
Michael Routledge	5,444	$55,474	5,172	$13,602
Casey M. Nault	5,444	$55,474	5,172	$13,602
Emilie C. Schouten	3,984	$40,597	3,785	$9,955
*	Represents fair value of the award on the grant date under ASC 718
**	Represents the taxable value of the shares on the date of vesting (number of shares times the share price on release date)
Timing of Long-Term Incentive Awards
The CLD Committee typically approves annual long-term incentive grants to our executives in the first quarter. The CLD Committee has adopted a policy of calculating restricted stock and performance share grant prices based on a 60-trading day trailing average basis. Annual awards generally are timed to follow the release of year-end financial results.
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Benefits and Perquisites
The primary purpose of providing benefits and limited perquisites to our executives is to provide a market-competitive total compensation package to attract and retain executive talent. The CLD Committee intends the type and value of benefits and perquisites offered to be market competitive. Details of the benefits and perquisites provided to our NEOs are disclosed in the “All Other Compensation” column of the 2023 Summary Compensation Table set forth in this proxy statement.
Termination of Employment/Severance and Change-in-Control Arrangements
Executive and Officer Severance Policies; CEO Employment Agreement
We maintain an Executive Severance Policy to have a uniform program and reduce the number of individual employment and change-in-control agreements with executive officers. All NEOs are covered by this policy, other than Mr. Krebs, whose severance and change-in-control benefits are covered in an employment agreement. Under the Executive Severance Policy and CEO employment agreement, as applicable, each NEO is covered by an arrangement to provide certain benefits payable in the event of qualifying terminations of employment in connection with a change-in-control. The CLD Committee believes that these arrangements provide reasonable compensation in the unique circumstances of a change-in-control that is not provided by our other compensation programs. The CLD Committee believes change-in-control benefits, if structured appropriately, minimize the distraction caused by a potential change-in-control transaction and reduce the risk of key executives resigning from Coeur before a change-in-control transaction closes. The CLD Committee also believes that these provisions motivate executives to make decisions in the best interests of stockholders should a transaction take place by providing executives with the necessary job stability and financial security during a change-in-control transaction (and the subsequent period of uncertainty) to help them remain focused on managing the Company rather than on their own personal employment. The CLD Committee believes that all of these objectives serve the stockholders’ interests.
Under the Executive Severance Policy and CEO employment agreement, as applicable, each NEO is also entitled to certain benefits payable in the event of qualifying terminations of employment not in connection with a change-in-control. The CLD Committee believes these arrangements enhance our ability to attract and retain executives by providing market competitive severance benefits for involuntary, not-for-cause terminations of employment. The benefits provided under such arrangements are described in additional detail in the section titled “Potential Payments Upon Termination or Change-In-Control” as set forth in this proxy statement.
Double-Trigger Change-in-Control Vesting Acceleration under LTIP
Our equity awards provide for “double-trigger” accelerated vesting of equity awards in connection with a change-in-control, which requires a qualifying termination of employment in addition to a change-in-control. The accelerated vesting of equity awards is described in additional detail in the section titled “Potential Payments Upon Termination or Change-In-Control” as set forth in this proxy statement.
74	Coeur Mining 2024 Proxy Statement

Other Compensation Arrangements and Policies
The CLD Committee has established additional policies so our overall compensation structure is responsive to stockholder interests and competitive with the market. These specific policies are outlined below.
Stock Ownership Guidelines
We have adopted minimum stock ownership guidelines for executives who report to the CEO and non-employee directors as shown in the table below:
Position	Stock Ownership Guideline
CEO	6x base salary
CFO/COO/GC	4x base salary
Other Executives	2x base salary
Non-Employee Directors	5x base annual director cash retainer
Unvested shares of time-vesting restricted stock or restricted stock units count toward satisfying the guideline, but unexercised stock options and unvested performance shares do not. Non-employee directors have the option to defer receipt of their annual stock retainer by receiving deferred stock units. The implied value of such deferred stock units counts toward satisfying the stock ownership guideline. Newly appointed executives and directors are subject to a five-year phase in period to meet the applicable ownership requirements. The CLD Committee has determined that each director and executive has either met the applicable level of stock ownership required or is still within the compliance period under these guidelines, with the exception of Mr. Luna, whose ownership was marginally below the guideline driven by current stock price levels as of the date of the Committee’s review. Mr. Luna has never sold any shares of Coeur stock since he became a director.
Insider Trading and Hedging Policy
Our insider trading policy prohibits all employees and directors from engaging in hedging or other transactions with derivative securities tied to Coeur’s common stock. This prohibition applies to trading in Coeur-based put and call option contracts and transacting in straddles and similar transactions, except holding and exercising options or other derivative securities granted under Coeur’s equity incentive plans. The policy also prohibits directors and executive officers from holding Coeur securities in a margin account or pledging Coeur securities as collateral for a loan. Our insider trading policy also includes limitations on Rule 10b5-1 trading plans that are consistent with recently-approved SEC requirements.
Clawback and Forfeiture Policy
Coeur maintains a clawback and forfeiture policy providing for the recovery of incentive compensation in certain circumstances, which is intended to comply with the requirements of NYSE Listing Standard 303A.1 implementing Rule 10D-1 under the Securities Exchange Act of 1934. Under the policy, in the event the Company is required to prepare an accounting restatement due to material noncompliance with a financial reporting requirement, then the Board will seek recovery of all incentive compensation that were made to covered executive officers (including any covered performance-based equity awards granted to executive officers that vested), in each case, within the three fiscal years preceding the date the restatement was required, if the payments or vesting would have been lower had they been calculated based on the restated results. The policy also allows the CLD Committee (or the Board in the case of the CEO) to cancel or require the repayment, recoupment or recovery of incentive payments or equity awards (including any time-based equity awards) granted to any officer of the Company during the previous three-year period in the event of misconduct by such officer, including fraud, embezzlement, conduct that causes the Company significant reputational or financial harm, breach of Company policies, including the Code of Business Conduct and Ethics and willful misconduct that results in a termination for cause.
Coeur Mining 2024 Proxy Statement	75

Director Compensation
For 2023, outside directors received an annual retainer of $190,000, of which $90,000 was paid in cash and $100,000 was paid in common stock or, at the option of directors, deferred stock units. 2023 director compensation represents an increase of $10,000 in equity compensation over 2022 levels based on an updated review of market data and consideration that the last increase in base director compensation was in 2014. The Board maintains stock ownership guidelines for directors, calling for directors to hold the equivalent of five times their annual base cash retainer in common stock or deferred stock units. The Company pays additional retainers to the independent Board Chairman and to each committee Chair. In 2023 the Chair of the newly created Finance and Technical Committee received a retainer of $20,000. All other cash retainers were unchanged in 2023 compared to 2022 levels. Mr. Krebs, our CEO, does not receive any compensation for his service as a director. Director fees are pro-rated for directors who serve for partial years. We do not pay meeting fees.
Board and Committee Retainers in Effect for the year ended December 31, 2023

Annual Common Stock/Deferred Stock Unit Retainer	$100,000
Annual Cash Retainer	$90,000
Independent Board Chair Annual Retainer	$150,000
Audit Committee Chair Annual Retainer	$25,000
Compensation and Leadership Development Committee Chair Annual Retainer	$25,000
Environmental, Health, Safety and Corporate Responsibility Committee Chair Annual Retainer	$25,000
Finance and Technical Committee Chair Annual Retainer	$20,000
Nominating and Corporate Governance Committee Chair Annual Retainer	$15,000
The following table sets forth information regarding the compensation received by each of the Company’s outside directors during the year ended December 31, 2023.
Name	Fees Earned or Paid in Cash ($)(a)	Stock Awards ($)(b)	Total ($)(c)
Robert E. Mellor	255,000	84,507	339,507
Linda L. Adamany	115,000	84,507	199,507
Paramita Das(d)	80,937	66,424	147,361
Sebastian Edwards	90,000	84,507	174,507
Randolph E. Gress	112,483	84,507	196,990
Jeane L. Hull	112,483	84,507	196,990
Robert Krcmarov(d)	27,678	7,181	34,859
Eduardo Luna	90,000	84,507	174,507
J. Kenneth Thompson	110,571	84,507	195,078
Explanatory Notes:
(a)	The aggregate dollar amount of all fees paid in cash during 2023 for services as a director, including annual retainer fees, committee and/or Board chair fees.
(b)	Represents the grant date fair value of stock awards computed in accordance with FASB ASC Topic 718.
(c)
As of December 31, 2023, none of our outside directors held outstanding unvested or unexercised equity awards as all prior stock options have expired and director stock awards are fully vested upon grant.

(d)	Ms. Das and Mr. Krcmarov joined the board in May and December 2023, respectively, and the annual retainer paid to each such director is pro-rated for the portion of 2023 served.
76	Coeur Mining 2024 Proxy Statement

Compensation and Leadership Development Committee Report
The Compensation and Leadership Development Committee of the Board has reviewed and discussed the above Compensation Discussion and Analysis with management and, based on such review and discussion, has recommended to the Board that the Compensation Discussion and Analysis be included in our proxy statement and incorporated by reference in our Annual Report.
Compensation and Leadership Development Committee of the Board of Directors
RANDOLPH E. GRESS, Chairman
SEBASTIAN EDWARDS
JEANE L. HULL
ROBERT KRCMAROV
ROBERT E. MELLOR
Coeur Mining 2024 Proxy Statement	77

Proposal No. 3:
Advisory Resolution to Approve Named Executive Officer Compensation
What am I voting for?
► We are asking our stockholders to vote on an advisory resolution to approve the compensation paid to our named executive officers for 2023.

The Board of Directors recommends a vote FOR the advisory resolution to approve named executive officer compensation
Our 2023 compensation program reflects our pay-for-performance philosophy and alignment with stockholder returns. We continue to tie a significant portion of CEO and NEO compensation to both short and long-term Company performance objectives and executive compensation outcomes reflect this philosophy:
►
AIP for the CEO and other NEOs for Company performance paid out at 84% of target, reflecting strong environment, health and safety, production and strategic initiatives performance, offset by higher unit costs and lower adjusted EBITDA than planned

►
The 2021-2023 performance share opportunity paid out at 63% of target, reflecting: 0% payout for the ROIC metric, 105% payout for the growth in reserves and resources metric reflecting exploration success during the period, 171% and 126% payouts for the Rochester POA 11 and Silvertip project metrics, respectively; offset by a 25% overall payout reduction under the relative TSR modifier due to stock price performance in the bottom quartile of our peer group for the period

►	Actual three-year performance-linked compensation for the CEO was 38% lower than target, in line with a 69% decrease in our stock price over the same period
We urge stockholders to read the “Compensation Discussion and Analysis” beginning on page 52 of this proxy statement, which details how our executive compensation policies and procedures are designed to achieve our compensation objectives, as well as the 2023 Summary Compensation Table and other related compensation tables and narrative, beginning on page 79 of this proxy statement, which provide detailed information on the compensation of our NEOs.
An advisory stockholder vote on the frequency of stockholder votes to approve NEO compensation is required to be held at least once every six years. After considering the vote of stockholders at the 2023 Annual Stockholders’ Meeting and other factors, the Board determined to maintain its policy of holding advisory votes on the approval of NEO compensation annually Unless the Board changes the current policy, we expect to conduct the next advisory vote to approve executive compensation at the 2025 Annual Meeting.
In accordance with Section 14A of the Securities Exchange Act of 1934 (the “Exchange Act”), and as a matter of good corporate governance, we are asking stockholders to approve the following advisory resolution at the Annual Meeting:
RESOLVED, that the stockholders of Coeur Mining, Inc. (the “Company”) approve, on an advisory basis, the compensation of the Company’s Named Executive Officers disclosed in the Compensation Discussion and Analysis, the Summary Compensation Table and the related compensation tables, notes and narrative in the Proxy Statement for the Company’s Annual Meeting.
This advisory resolution, commonly referred to as a “say-on-pay” resolution, is non-binding on the Board. Although non-binding, the Board and the CLD Committee will review and consider the voting results when making future decisions regarding our executive compensation programs.
78	Coeur Mining 2024 Proxy Statement

2023 Executive Compensation Information
2023 Summary Compensation Table
Set forth below is information regarding compensation earned by or paid or awarded to our NEOs—the persons serving as our CEO, CFO, and the other three most highly compensated executive officers during 2023.
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(a)	Option Awards ($)	Non-Equity Incentive Plan Compensation Earnings ($)(b)	Change in Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(d)	Total ($)
Mitchell J. Krebs President, Chief Executive Officer & Director	2023	850,000	0	2,215,262	0	892,500	0	151,210	4,108,972
	2022	800,000	0	2,045,212	0	940,000	0	120,442	3,905,654
	2021	750,000	0	2,347,253	0	450,000	0	156,606	3,703,859
Thomas S. Whelan Senior Vice President & Chief Financial Officer	2023	466,667(e)	0	879,588	0	461,700	0	62,087	1,870,042
	2022	400,000	0	766,954	0	408,800	0	57,942	1,633,696
	2021	375,000	0	828,047	0	236,250	0	60,466	1,499,763
Michael Routledge Senior Vice President, Chief Operating Officer	2023	525,000	0	1,026,186	0	447,300	0	69,498	2,067,984
	2022	450,000	0	814,886	0	526,050	0	50,235	1,841,171
	2021	391,666	0	880,214	0	258,400	0	65,308	1,595,588
Casey M. Nault Senior Vice President, General Counsel & Chief ESG Officer	2023	425,000	0	830,722	0	391,850	0	62,286	1,709,858
	2022	375,000	0	719,017	0	379,500	0	51,109	1,524,626
	2021	375,000	0	880,214	0	242,250	0	64,147	1,561,611
Emilie C. Schouten Senior Vice President & Chief Human Resources Officer	2023	350,000	0	577,704	0	272,475	0	42,160	1,242,339
	2022	350,000	0	566,692	0	275,100	0	43,441	1,235,233
	2021	325,000	0	644,183	0	182,813	0	40,873	1,192,869
Explanatory Notes:
(a)	Set forth below is the aggregate grant date fair value of stock awards, as calculated in accordance with FASB ASC 718, granted in 2023.
Named Executive Officer	Restricted Stock Award(1)(3) ($)	Performance Share Award(2)(3) ($)
Mr. Krebs	861,969	1,353,293
Mr. Whelan	342,252	537,336
Mr. Routledge	399,294	626,892
Mr. Nault	323,238	507,484
Ms. Schouten	224,787	352,917
(1)	The restricted share awards vest one-third on February 27, 2024, 2025 and 2026.
(2)
Performance share awards cliff-vest based on the attainment of performance goals over a three-year period. The actual value to the NEO of the performance shares depends on the extent to which certain performance criteria are met over the three-year period as

Coeur Mining 2024 Proxy Statement	79

explained in “Compensation Discussion and Analysis”. The grant date fair value of the 2023 performance shares at target is shown in the above table, and the value of these 2023 grants at the time of grant assuming the maximum level of performance was achieved is as follows: for Mr. Krebs $3,383,233; for Mr. Whelan $1,343,340; for Mr. Routledge $1,567,230; for Mr. Nault $1,268,710; and $882,293 for Ms. Schouten.
(3)	The assumptions used to calculate the valuation of the awards are set forth in the table below.
Grant Date	Award Type	Volatility	Expected Life (Years)(i)	Risk-Free Interest Rate	Dividend Yield	Fair Value
May 12, 2021	PSU	81.6%	2.78	0.28%	0%	$10.19
May 12, 2021	Restricted Stock	N/A	2.78	N/A	N/A	$8.97
February 22, 2022	PSU	79.6%	3	1.71%	0%	$4.38
February 22, 2022	Restricted Stock	N/A	3	N/A	N/A	$4.21
February 27, 2023	PSU	73.0%	3	4.49%	0%	$3.14
February 27, 2023	Restricted Stock	N/A	3	N/A	N/A	$3.00
(i)	For PSUs and restricted stock, this reflects a three-year vesting period from the grant date.
(ii)
The grant date fair values of the PSUs are determined using the Monte Carlo simulation valuation method. We calculate the grant date fair value of restricted stock by taking the closing trading price of Coeur common stock on the grant date.

(b)	Represents amounts paid under the AIP. Please refer to the discussion in “Compensation Discussion and Analysis — 2023 Executive Compensation Results — AIP”.
(c)	Participants in our Deferred Compensation Plan do not receive preferential or above-market plan earnings.
(d)
All other compensation, includes perquisites and other amounts as follows: Mr. Krebs received a vehicle allowance of $24,133 during 2023. Mr. Krebs, Mr. Whelan, Mr. Routledge, Mr. Nault, and Ms. Schouten received excess group term life insurance valued at $1,242, $1,242, $1,242, $1,242, and $810, respectively, for 2023. Mr. Krebs, Mr. Nault and Ms. Schouten received executive disability insurance coverage whose premiums were $6,219, $2,264 and $1,587, respectively, for 2023, and the Company also paid premiums for Mr. Krebs of $6,816 for executive life insurance coverage. Mr. Krebs, Mr. Nault and Ms. Schouten each received transit benefits valued at $5,400, $2,037 and $1,870, respectively, for 2023. For 2023, each NEO received a company matching contribution to the Coeur Mining, Inc. Defined Contribution and 401(k) Plan of $19,800. For 2023, each of Mr. Krebs, Mr. Whelan, Mr. Routledge, Mr. Nault and Ms. Schouten received an additional contribution from the Company into the Deferred Compensation Plan in the amount of $87,600, $33,384, $43,263, $28,470 and $17,706, respectively, which represents 6% of their 2023 compensation in excess of their 2023 401(k) Retirement Plan limit. In addition, Mr. Whelan and Mr. Nault were each provided with an executive physical in 2023 paid for by the Company in the amount of $1,005 and $8,473, respectively. For 2023, the Company provided Mr. Whelan and Mr. Routledge tax planning services related to an international relocation in the amount of $6,656 and $5,193, respectively.

(e)	Mr. Whelan received a base salary increase from $450,000 to $475,000 in May 2023.
80	Coeur Mining 2024 Proxy Statement

2023 Grants of Plan-Based Awards
The following table sets forth information regarding all plan awards that were made to the NEOs during 2023, including incentive plan awards (equity-based and non-equity based) and other plan-based awards. Disclosure on a separate line item is provided for each grant of an award made to a NEO during the year. The information supplements the dollar value disclosure of stock and nonstock awards in the 2023 Summary Compensation Table by providing additional details about the awards. Certain equity incentive-based awards are subject to a performance condition or a market condition as those terms are defined by FASB ASC 718. Non-equity incentive plan awards are not subject to FASB ASC 718 and are intended to serve as an incentive for performance to occur over a specified period.
			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)(c)	Grant Date Fair Value of Stock and Options Award ($)(d)
Named Executive Officer	Grant Date	Approval Date	Threshold ($)(a)	Target ($)(a)	Maximum ($)(a)	Threshold (#)(b)	Target (#)(b)	Maximum (#)(b)
Mitchell J. Krebs			531,250	1,062,500	2,125,000
	2/27/2023	2/21/2023				40,405	215,493	430,986		676,648
	2/27/2023	2/21/2023				40,405	215,492	430,984		676,645
	2/27/2023	2/21/2023							287,323	861,969
Thomas S. Whelan			237,500	475,000	950,000
	2/27/2023	2/21/2023				16,043	85,563	171,126		268,668
	2/27/2023	2/21/2023				16,043	85,563	171,126		268,668
	2/27/2023	2/21/2023							114,084	342,252
Michael Routledge			262,500	525,000	1,050,000
	2/27/2023	2/21/2023				18,717	99,824	199,648		313,447
	2/27/2023	2/21/2023				18,717	99,823	199,646		313,444
	2/27/2023	2/21/2023							133,098	399,294
Casey M. Nault			212,500	425,000	850,000
	2/27/2023	2/21/2023				15,152	80,810	161,620		253,743
	2/27/2023	2/21/2023				15,152	80,809	161,618		253,740
	2/27/2023	2/21/2023							107,746	323,238
Emilie C. Schouten			131,250	262,500	525,000
	2/27/2023	2/21/2023				10,537	56,197	112,394		176,459
	2/27/2023	2/21/2023				10,537	56,197	112,394		176,459
	2/27/2023	2/21/2023							74,929	224,787
Explanatory Notes:
(a)
The applicable range of estimated payouts under the AIP is denominated in dollars (threshold, target, and maximum amount). Please refer to the discussion in “Compensation Discussion and Analysis — 2023 Executive Compensation Results — AIP”.

(b)
The number of performance shares to be paid out or vested within the applicable range of estimated payouts (threshold at 25%, target at 100%, and maximum amount at 200%) is subject to the achievement of specific financial and operational goals over a three-year period and, in each case, satisfaction of time-based vesting conditions. Please refer to the discussion in “Compensation Discussion and Analysis — 2023 Executive Compensation Results — Long-Term Equity Incentive Awards”.

(c)	This column consists of the annual restricted share grants as described above in the “Compensation Discussion and Analysis — 2023 Executive Compensation Results — Long-Term Equity Incentive Awards”.
(d)	Fair Value of stock awards granted on the award date calculated in accordance with FASB ASC 718.
Coeur Mining 2024 Proxy Statement	81

Narrative Disclosure to Summary
Compensation Table and Grants of Plan-Based Awards Table
Employment Agreements
Mitchell J. Krebs
On February 5, 2018, Coeur and Mitchell J. Krebs entered into an amended and restated employment agreement amending the terms of Mr. Krebs’s employment as President and Chief Executive Officer. Mr. Krebs’s amended employment agreement provides for an annual base salary subject to adjustment from time to time, plus annual incentive compensation. Mr. Krebs’s employment agreement includes severance and change-in-control provisions, the terms of which are described under “Potential Payments Upon Termination or Change-in-Control — Severance and Change-in-Control Arrangement with Mr. Krebs.” The current term of Mr. Krebs’s employment runs through June 30, 2024, at which time the term will automatically renew for successive one-year periods unless terminated or modified by us by written notice, subject to the terms and conditions of the agreement.
Other NEOs
No executive other than Mr. Krebs has an employment agreement, and each is instead covered by our Executive Severance Policy, which is described under “Potential Payments Upon Termination or Change-in-Control — Severance and Change-in-Control Arrangements with other NEOs”.
82	Coeur Mining 2024 Proxy Statement

Outstanding Equity Awards at 2023 Year-End
The following table sets forth information on outstanding stock awards held by the NEOs on December 31, 2023, with the market value of such awards calculated based on the closing market price of our common stock of $3.26 per share on December 29, 2023, the last trading day of 2023.
	Stock Awards
Named Executive Officer	Number of Shares or Units of Stock that Have Not Vested (#)(a)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(b)	Equity Incentive Plan Awards: Market or Payable Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Mitchell J. Krebs	446,063	1,454,165
			1,237,516	4,034,302
Thomas S. Whelan	172,895	563,638
			481,060	1,568,256
Michael Routledge	195,590	637,623
			546,793	1,782,545
Casey M. Nault	164,309	535,647
			457,397	1,491,114
Emilie C. Schouten	118,828	387,379
			328,604	1,071,249
Explanatory Notes:
(a)	With respect to the number of restricted shares granted and unvested as of December 31, 2023:
►
For Mr. Krebs, includes a grant of 96,774 restricted shares that vests one-third annually beginning February 19, 2022, a grant of 189,723 restricted shares that vests one-third annually beginning February 21, 2023, and a grant of 287,323 restricted shares that vests one-third annually beginning February 27, 2024.

►
For Mr. Whelan, includes a grant of 34,139 restricted shares that vests one-third annually beginning February 19, 2022, a grant of 71,146 restricted shares that vests one-third annually beginning February 21, 2023, and a grant of 114,084 restricted shares that vests one-third annually beginning February 27, 2024.

►
For Mr. Routledge, includes a grant of 36,290 restricted shares that vests one-third annually beginning February 19. 2022, a grant of 75,592 restricted shares that vests one-third annually beginning February 21, 2023, and a grant of 133,098 restricted shares that vests one-third annually beginning February 27, 2024.

►
For Mr. Nault, includes a grant of 36,290 restricted shares that vests one-third annually beginning February 19, 2022, a grant of 66,699 restricted shares that vests one-third annually beginning February 21, 2023, and a grant of 226,711 restricted shares that vests one-third annually beginning February 27, 2024.

►
For Ms. Schouten, includes a grant of 26,599 restricted shares that vests one-third annually beginning February 19, 2022, a grant of 52,569 restricted shares that vests one-third annually beginning February 21, 2023, and a grant of 74,929 restricted shares that vests one-third annually beginning February 27, 2024.

(b)
The total number of performance shares do not vest until the end of the three-year performance period, if at all. Performance shares that were outstanding as of December 31, 2023 were granted May 12, 2021, February 22, 2022 and February 27, 2023.

Coeur Mining 2024 Proxy Statement	83

2023 Stock Vested
The following table sets forth information regarding each vesting of restricted stock and performance shares during 2023 for each of the NEOs on an aggregated basis.
	Stock Awards
Named Executive Officer	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(a)
Mitchell J. Krebs	331,009	998,383
Thomas S. Whelan	120,365	363,063
Michael Routledge	133,171	416,630
Casey M. Nault	125,691	378,676
Emilie C. Schouten	88,096	265,958
Explanatory Notes:
(a)	The aggregate dollar value realized upon vesting of restricted stock and performance shares (i.e., the number of shares times the market price of the underlying shares on the vesting date).
Nonqualified Deferred Compensation
Effective February 1, 2014, Coeur established the Coeur Mining, Inc. Non-Qualified Deferred Compensation Plan (“Deferred Compensation Plan”) for directors and highly compensated employees. The Deferred Compensation Plan allows directors and eligible highly compensated employees the opportunity to defer, on a pre-tax basis, a portion of his or her director fees, base salary, and/or AIP award, as applicable, to a date in the future. Employees can defer 5%-75% of base salary and 5%-75% of AIP award amounts. Directors can defer 5%-75% of director fees. Coeur may also decide to make employer contributions to the account of a participant from time to time. Participants may designate investment funds in which deferred amounts are invested. The net gain or loss on the assets of any such investment funds is used to determine the amount of earnings or losses to be credited to the participant’s account. Each participant must elect the time and form of distribution of deferred amounts (together with any earnings or losses credited to such amounts). Subject to certain limitations in the Deferred Compensation Plan, participants elect the frequency of payments and the number of payments to receive at the time of distribution. Participants are always 100% vested in amounts deferred by the participant. Amounts contributed by Coeur to a participant’s account vest based upon a schedule or schedules determined by us and communicated to the participant. We do not maintain a defined benefit pension program.
Named Executive Officer	Executive Contributions in Last FY ($)(a)	Registrant Contributions in Last FY ($)(b)	Aggregate Earnings in Last FY ($)(c)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)(d)
Mitchell J. Krebs	—	87,600	195,456	—	1,373,575
Thomas S. Whelan	—	33,384	10,108	—	84,553
Michael Routledge	—	43,263	2,111	—	48,739
Casey M. Nault	—	28,470	20,530	—	189,985
Emilie C. Schouten	—	17,706	2,944	—	63,812
Explanatory Notes:
(a)	NEOs did not make any contributions to the Deferred Compensation Plan during 2023.
(b)
The amounts in this column also are reported in footnote (d) to the All Other Compensation column of the Summary Compensation Table. These amounts were calculated based on 2023 earnings but contributed to the plan during the first quarter of 2024.

84	Coeur Mining 2024 Proxy Statement

(c)	The amount in this column is not included in the Summary Compensation Table because plan earnings were not preferential or above-market.
(d)
The aggregate balances at last fiscal year-end reported in this table include the following amounts that were previously reported as compensation in the Summary Compensation Table of the Company’s proxy statements for prior years:

Named Executive Officer	Amounts Previously Reported ($)
Mitchell J. Krebs	1,121,419
Thomas S. Whelan	54,571
Michael Routledge	22,423
Casey M. Nault	150,720
Emilie C. Schouten	47,199
Coeur Mining 2024 Proxy Statement	85

Potential Payments Upon Termination or Change-In-Control
We have severance and change-in-control arrangements with each of the NEOs currently serving as executive officers that provide for certain benefits payable to the executives in the event of certain qualifying terminations not in connection with a change in control or a change in control followed by the termination of the executive’s employment within two years for any reason other than for cause, disability, death, normal retirement or early retirement.
Each of the following constitutes a change in control under our change-in-control arrangements:
►
any organization, group or person (“Person”) (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of Coeur representing 35% or more of the combined voting power of the then outstanding securities of Coeur;

►
during any two-year period, a majority of the members of the Board serving at the effective date of the change-in-control arrangement is replaced by directors who are not nominated and approved by the Board;

►	a majority of the members of the Board is represented by, appointed by or affiliated with any Person who the Board has determined is seeking to effect a change in control of Coeur; or
►	we are combined with or acquired by another company and the Board determines, either before such event or thereafter, by resolution, that a change in control will occur or has occurred.
The change-in-control arrangements provide that in the event the payment provided would constitute a “parachute payment” under Section 280G of the Internal Revenue Code, the payment will be reduced to the amount that will result in no portion being subject to the excise tax unless such reduction would result in the executive receiving a lower payment than the executive would be entitled to receive and retain on a net after-tax basis if such amount was not reduced.
Severance and Change-in-Control Arrangement with Mr. Krebs
If Mr. Krebs is terminated by Coeur without cause or Mr. Krebs terminates his employment with Coeur for good reason not in connection with a change in control, Mr. Krebs would be entitled to the benefits described below:
►	a lump sum equivalent to 2.75 times his base salary and target annual incentive plan award for the year in which the termination occurs; and
►	continuation of health care benefits for Mr. Krebs and his dependents for up to one year following the termination.
If a change in control occurs, Mr. Krebs shall be entitled to the benefits described below upon a termination by Coeur without cause or by Mr. Krebs for good reason within the 90 days preceding or two years following the change in control:
►	a lump sum equivalent to 2.75 times Mr. Krebs’s base salary and target annual incentive plan award for the year in which the change in control occurs; and
►	continuation of health care benefits for Mr. Krebs and his dependents for up to two years following the change in control; and
►	accelerated vesting of unvested grants of equity, as more fully described in the footnotes to the following table.
Severance and Change-in-Control Arrangements with other NEOs
Mr. Whelan, Mr. Routledge, Mr. Nault and Ms. Schouten do not have individual employment agreements or change-in-control agreements but are covered under our Executive Severance Policy.
Under this policy, in the event of a termination by Coeur without cause or by the employee for good reason not in connection with a change in control, Mr. Whelan, Mr. Routledge, Mr. Nault and Ms. Schouten would each be entitled to the benefits described below:
►	a lump sum equivalent to two times the executive’s base salary and target annual incentive plan award for the year in which the termination occurs; and
►	continuation of health care benefits for the employee and his or her dependents for up to 18 months following the termination.
86	Coeur Mining 2024 Proxy Statement

Under these policies, if a change in control occurs, Mr. Whelan, Mr. Routledge, Mr. Nault and Ms. Schouten would be each entitled to the benefits described below upon a termination by Coeur without cause or by the employee for good reason within the 90 days preceding or two years following the change in control:
►	a lump sum equivalent to two times the executive’s base salary and target annual incentive plan award for the year in which the change in control occurs;
►	continuation of health care benefits for the employee and his or her dependents for up to 18 months following the change in control; and
►	accelerated vesting of unvested grants of equity, as more fully described in the footnotes to the following table.
The following table describes the potential payments and benefits under our compensation and benefit plans and arrangements to which the NEOs would be entitled upon certain terminations of employment assuming the triggering event took place on December 31, 2023 (with equity values calculated based on the closing market price per share of Coeur’s common stock of $3.26 on December 29, 2023 as of that date.
Named Executive Officer		Cash Severance Payments ($)(a)	Continuation of Medical/ Welfare Benefits (present value) ($)(b)	Accelerated Vesting of Equity Awards ($)(c)	Total Termination Benefits ($)
Mitchell J. Krebs
►	Not for cause—Involuntary	5,259,375	15,805	0	5,275,180
►	Death & Disability	0	0	4,260,145	4,260,145
►	Not for cause—voluntary under age 65	0	0	0	0
►	Change in Control, without termination	0	0	0	0
►	Termination subsequent to a Change in Control(d)	5,259,375	32,480	5,488,468	10,780,322
Thomas S. Whelan
►	Not for cause—Involuntary	1,900,000	8,879	0	1,908,879
►	Death & Disability	0	0	1,636,354	1,636,354
►	Not for cause—voluntary under age 65	0	0	0	0
►	Change in Control, without termination	0	0	0	0
►	Termination subsequent to a Change in Control(d)	1,900,000	13,567	2,131,891	4,045,459
Michael Routledge
►	Not for cause—Involuntary	2,100,000	16,508	0	2,116,508
►	Death & Disability	0	0	1,835,579	1,835,579
►	Not for cause—voluntary under age 65	0	0	0	0
►	Change in Control, without termination	0	0	0	0
►	Termination subsequent to a Change in Control(d)	2,100,000	24,853	2,420,166	4,545,020
Casey M. Nault
►	Not for cause—Involuntary	1,700,000	17,179	0	1,717,179
►	Death & Disability	0	0	1,566,143	1,566,143
►	Not for cause—voluntary under age 65	0	0	0	0
►	Change in Control, without termination	0	0	0	0
►	Termination subsequent to a Change in Control(d)	1,700,000	26,249	2,414,586	4,140,836
Coeur Mining 2024 Proxy Statement	87

Named Executive Officer		Cash Severance Payments ($)(a)	Continuation of Medical/ Welfare Benefits (present value) ($)(b)	Accelerated Vesting of Equity Awards ($)(c)	Total Termination Benefits ($)
Emilie C. Schouten
►	Not for cause—Involuntary	1,225,000	17,919	0	1,242,919
►	Death & Disability	0	0	1,140,716	1,140,716
►	Not for cause—voluntary under age 65	0	0	0	0
►	Change in Control, without termination	0	0	0	0
►	Termination subsequent to a Change in Control(d)	1,225,000	27,381	1,458,628	2,711,009
Explanatory Notes:
(a)	Cash severance payments consist of 2.75 times for Mr. Krebs and 2.0 times for other executives, the sum of annual base salary plus target annual incentive opportunity.
(b)
In the event of a qualifying termination not in connection with a change in control, NEOs receive continued payment of employee health care benefits or costs of benefits for up to 12 months. In the event of a change in control and a subsequent qualifying termination of employment within two years following the change in control, NEOs receive continued payment of employee health care benefits or costs of benefits for up to 18 months, except in the case of the CEO, in which case the benefits would be available for up to 24 months. This column represents the net present value of health plan benefits provided upon termination.

(c)	Represents the value of any restricted stock and performance shares that were not vested as of the relevant date and which vesting was accelerated.
►	In the event of death or disability, all restricted stock grants, and performance share grants would vest 100%, with the performance shares vesting at target.
►
Our equity awards are subject to “double trigger” accelerated vesting upon a change-in-control, meaning restricted stock will vest 100%, and performance shares will vest pro-rata based on the actual performance achieved up to the date of the change in control, in each case only upon a qualifying termination within 90 days prior to and up to two years after the change in control. For purposes of the above disclosures, the pro-rata achievement of performance targets was estimated using the elapsed time in the performance period occurring prior to the hypothetical change in control, compared to the total length of the performance period.

(d)
The severance payments will be reduced to keep the total payments from exceeding the cap imposed by the golden parachute rules of the Internal Revenue Code (“280G”) to the extent that such reduction will, on a net after-tax basis, provide the executive with a greater value than if no reduction was made and the executive paid any 280G-related excise tax payments. The values reflected above do not take into account the potential effects of 280G.

In the event of death or disability, no special benefits are provided other than the payment of any accrued compensation and benefits under the companywide benefit plans, and the accelerated vesting of equity grants discussed above. Upon an eligible retirement, the NEOs are entitled to accelerated vesting of equity identical to that occurring in the event of death or disability. None of the NEOs is currently eligible for retirement.
88	Coeur Mining 2024 Proxy Statement

2023 Ratio of CEO Compensation to Median Employee Compensation
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following ratio of the annual total compensation of Mr. Krebs, our CEO, to the annual total compensation of our median employee. The pay ratio included in this information is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K.
For 2023, our last completed fiscal year:
► the annual total compensation of our CEO, as reported in the 2023 Summary Compensation Table on page 79 of this proxy statement, was $4,108,972; and	For 2023, the ratio of the annual total compensation of Mr. Krebs, our CEO, to the annual total compensation of our median compensated employee was 66 to 1
► the annual total compensation of our median compensated employee (other than our CEO) was $61,831.
To identify the median of the annual total compensation of all our employees, as well as to determine the annual total compensation of our median employee and our CEO, we took the following steps:
►
We determined that, as of December 31, 2023, our employee population consisted of approximately 2,074 individuals with these individuals located in the United States, Canada and Mexico (as reported in Item 1, Business, in our Annual Report). This population consisted of our full-time, part-time, and temporary employees.

►
To identify the “median employee” from our employee population, we compared the amount of total cash compensation reflected in our payroll records. Total cash compensation includes base salary or hourly wages paid during 2023, as applicable, and amounts paid during 2023 under our AIP and other cash bonus arrangements. We identified our median employee using this compensation measure, which was consistently applied to all our employees included in the calculation.

►
Once we identified our median employee, we combined all of the elements of such employee’s compensation for 2023 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in annual total compensation of $61,831. The median employee’s total compensation for 2023 included a contribution of $3,190 to the account of the employee in the Company’s 401(k) Retirement Plan. The Company contributes an amount equal to 100% of up to the first 6% of an employee’s eligible compensation contributed in 2023.

►
With respect to the annual total compensation of our CEO, we used the amount reported in the “Total” column of our 2023 Summary Compensation Table on page 79 of this proxy statement and incorporated by reference into Item 11 of Part III of our Annual Report.

Coeur Mining 2024 Proxy Statement	89

Pay-versus-Performance Table
The following table sets forth additional compensation information of our CEO (sometimes referred to as “PEO” for purposes of this section) and our other NEOs along with TSR, net income, and adjusted EBITDA performance results for our fiscal years ended 2023, 2022, 2021, and 2020. The calculations and analysis below do not necessarily reflect the Company’s approach to aligning executive compensation with performance. For information concerning the Company’s compensation philosophy and how the Company aligns executive compensation with Company performance, refer to the CD&A beginning on page 51.
					Value of Initial Fixed $100 Investment Based On:
Year (a)	Summary Compensation Table Total for PEO(1) (b)	Compensation Actually Paid to PEO(2) (c)	Average Summary Compensation Table Total for non-PEO NEOs(3) (d)	Average Compensation Actually Paid to non- PEO NEOs(2)(3) (e)	Total Stockholder Return(4) (f)	Peer Group Total Stockholder Return(4) (g)	Net Income (h)	Adjusted EBITDA (Company Selected Measure)(5) (i)
2023	$4,108,972	$3,852,029	$1,722,556	$1,595,045	$40	$113	($103,612,000)	$142,302,000
2022	$3,905,654	$2,406,554	$1,558,682	$1,028,030	$42	$102	($78,107,000)	$138,954,000
2021	$3,703,859	$2,672,360	$1,479,751	$1,177,195	$62	$112	($31,322,000)	$216,112,000
2020	$4,078,908	$6,765,818	$1,546,507	$2,652,357	$128	$124	$25,627,000	$263,565,000
1.	In all the years in question, Mitchell J. Krebs was our Chief Executive Officer.
2.
The following tables set forth the adjustments made during each year represented in the pay versus performance (“PVP”) table to arrive at CAP to our PEO and average CAP to our other NEOs during each of the years in question. The equity award adjustments to arrive at “Compensation Actually Paid” or “CAP” for each applicable year were calculated consistent with FASB ASC 718, and the valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant.

	PEO	Average Non-PEO
Total Reported in 2023 Summary Compensation Table (SCT)	$4,108,972	$1,722,556
Less, value of Stock Awards reported in SCT	$2,215,262	$828,550
Plus, Year-End Fair Value of Awards Granted in the Fiscal Year that are Unvested and Outstanding	$2,341,684	$875,834
Plus, Change in Fair Value of Prior Year Awards that are Outstanding and Unvested	($269,558)	($135,592)
Plus, FMV of Awards Granted this Year and that Vested this Year	—	—
Plus, Change in Fair Value (from prior year-end to vesting date) of Prior Year Awards that Vested during the Fiscal Year	($113,807)	($39,202)
Less Prior Year Fair Value of Prior Year awards that Failed to vest this year	—	—
Total Adjustments	($256,943)	($127,510)
Compensation Actually Paid for Fiscal Year 2023	$3,852,029	$1,595,045
90	Coeur Mining 2024 Proxy Statement

3.
During 2023 and 2022, our non-PEO NEOs consisted of Thomas S. Whelan, Michael Routledge, Casey M. Nault and Emilie C. Schouten. During 2021, our non-PEO NEOs consisted of Thomas S. Whelan, Michael Routledge, Casey M. Nault, Terrence F. Smith, and Hans J. Rasmussen. During 2020, our non-PEO NEOs consisted of Thomas S. Whelan, Michael Routledge, Casey M. Nault and Hans J. Rasmussen. Mr. Smith departed the Company effective August 27, 2021 and Mr. Rasmussen retired from his position as Senior Vice President, Exploration, effective March 31, 2022.

4.
Company and peer group TSR reflects the Company’s “TSR peer group” as reflected in our 2023 Annual Report on Form 10-K pursuant to Item 201(e) of Regulation S-K. Each year reflects what the cumulative value of $100 would be, including reinvestment of dividends, if such amount were invested on December 31, 2019.

5.
Adjusted EBITDA, a non-GAAP financial reporting measure, is used by the Company to evaluate operating performance of our core mining business and allows investors and analysts to compare results of the Company to similar results of other mining companies. For a reconciliation of Adjusted EBITDA to net income, please refer to the tables in the Appendix.

Coeur Mining 2024 Proxy Statement	91

PVP Descriptive Disclosure
We believe compensation actually paid (“CAP”), in each of the years reported above in the Pay-Versus-Performance (“PVP”) table and over the three-year cumulative period are reflective of the CLD Committee’s emphasis on “pay-for-performance”, as CAP fluctuated year-over-year, primarily due to our stock price performance and our varying levels of achievement against pre-established performance goals under our AIP and LTIP Programs.
The following graphs compare CAP to (1) company and peer group TSR (represented by the NYSE Arca Gold Miners Index), (2) Net Income and (3) Adjusted EBITDA.

Compensation Actually Paid versus Total Shareholder Return

$8,000,000
$7,000,000
$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$0
Compensation Actually Paid
$120
$105
$90
$75
$60
$45
$30
$15
$0
Total Shareholder Return
$91
$83
$102
$113
$67
$32
$42
$40
FY20
FY21
FY22
FY23
PEO Compensation Actually Paid
Non-PEO NEO Average Compensation Actually Paid
Company TSR
Peer TSR

Compensation Actually Paid versus Net Income

$8,000,000
$7,000,000
$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$0
Compensation Actually Paid
$60
$40
$20
$0
-$20
-$40
-$60
-$80
-$100
-$120
Net Income ($ millions)
$26
-$31
-$78
-$104
FY20
FY21
FY22
FY23
PEO Compensation Actually Paid
Non-PEO NEO Average Compensation Actually Paid
Net Income

Compensation Actually Paid versus Adjusted EBITDA

$8,000,000
$7,000,000
$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$0
Compensation Actually Paid
$320
$280
$240
$200
$160
$120
$80
$40
$0
Adjusted EBITDA ($ millions)
$264
$216
$139
$142
FY20
FY21
FY22
FY23
PEO Compensation Actually Paid
Non-PEO NEO Average Compensation Actually Paid
Adjusted EBITDA

Additional Performance Measures
The following performance measures reflect the Company’s most important performance measures used to link compensation actually paid to NEOs to performance in 2023, as further described and defined in the CD&A.
Adjusted EBITDA
ROIC
Production
Costs Applicable to Sales
Growth in Reserves and Resources
Environmental, Health and Safety Performance
rTSR
92	Coeur Mining 2024 Proxy Statement

General Information
When and where is the Annual Meeting?
The 2024 Annual Meeting will be held on Tuesday, May 14, 2024 at 9:30 a.m. Central Time, and will be conducted solely in a virtual format as a live audio webcast.
How Can I Access the Annual Meeting?
Stockholders can join the Annual Meeting by navigating to www.virtualshareholdermeeting.com/CDE2024. Online access to the audio webcast will begin approximately 15 minutes before the start of the Annual Meeting to allow time for you to log-in and test your device’s audio system. We encourage you to access the meeting in advance of the designated start time. Stockholders participating in the Annual Meeting will be able to vote their shares electronically during the Annual Meeting and may submit questions during the virtual event using the directions on the meeting website at www.virtualshareholdermeeting.com/CDE2024. Technical support will be available prior to and during the meeting at virtualshareholdermeeting.com.
Will I Be Able to Participate in the Virtual Annual Meeting?
The Annual Meeting format is designed to permit stockholders the same rights and opportunities to participate as they would have at an in-person meeting. After the business portion of the Annual Meeting concludes and the meeting is adjourned, we expect to hold a Q&A session during which we intend to answer questions submitted during the meeting that are pertinent to the Company and the items being brought before the stockholder vote at the Annual Meeting, as time permits. Our responses to questions properly submitted will be made available to all stockholders on the Annual Meeting website promptly following completion of the Annual Meeting. The Q&A session will be conducted in accordance with the Rules for Conduct of Meeting, which will be available for review at the Annual Meeting at www.virtualshareholdermeeting.com/CDE2024. Stockholders participating in the Annual Meeting will be able to vote their shares electronically during the Annual Meeting using the directions on the meeting website. To participate in the Annual Meeting, you will need the 16-digit control number found on your proxy card, voting instruction form or notice of internet availability. If you hold your shares in the name of a broker, bank, trustee or other nominee, you may need to contact your broker, bank, trustee or other nominee for assistance with your 16-digit control number.
Who is entitled to vote at the Annual Meeting? What is the Record Date?
All stockholders of record as of the close of business on the Record Date, March 20, 2024, are entitled to vote at the Annual Meeting and any adjournment or postponement thereof upon the matters listed in the Notice of Annual Meeting. Each stockholder is entitled to one vote for each share held of record on that date. As of the close of business on the Record Date, a total of 398,667,480 shares of our common stock were outstanding.
What is the difference between a stockholder of record and a stockholder who holds in street name?
If your shares of Coeur common stock are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are a stockholder of record, and these proxy materials are being sent directly to you from the Company.
If your shares of Coeur common stock are held in “street name,” it means that your shares of Coeur common stock are held in a brokerage account or by a bank or other nominee and that you are the beneficial owner of these shares. In that case, these proxy materials are being forwarded to you by your broker, banker or other nominee, who is considered the stockholder of record with respect to such shares. As the beneficial owner of Coeur common stock, you have the right to direct your broker, bank or other nominee on how to vote, and you will receive instructions from your broker, bank or other nominee describing how to vote your shares of Coeur common stock.
Coeur Mining 2024 Proxy Statement	93

How do I inspect the list of stockholders of record?
A list of the stockholders of record as of the Record Date entitled to vote at the Annual Meeting will be available for review on the virtual platform for the Annual Meeting. In addition, stockholders wishing to review the list of stockholders entitled to vote at the Annual Meeting can make arrangements to do so by contacting our Investor Relations department at investors@coeur.com.
Why did I receive a notice in the mail regarding the internet availability of proxy materials?
In accordance with the rules of the SEC, instead of mailing to stockholders a printed copy of our proxy statement, Annual Report and other materials (the “proxy materials”) relating to the Annual Meeting, Coeur may furnish proxy materials to stockholders on the Internet by providing a notice of internet availability of proxy materials (the “Notice of Internet Availability”) to inform stockholders when the proxy materials are available on the Internet. If you receive the Notice of Internet Availability by mail, you will not receive a printed copy of the proxy materials unless you specifically request a printed copy. Instead, the Notice of Internet Availability will instruct you on how to access and review all of Coeur’s proxy materials, as well as how to submit your proxy. The proxy materials are available at www.proxyvote.com.
Will I get more than one copy of the notice or proxy materials if multiple stockholders share my address?
When multiple stockholders have the same address, the SEC permits companies and intermediaries, such as brokers, to deliver a single copy of certain proxy materials and the Notice of Internet Availability to the stockholders. This process is commonly referred to as “householding.” We do not participate in householding, but some brokers may do so for stockholders who do not take electronic delivery of proxy materials. If your shares are held in a brokerage account and you have received notice from your broker that it will send one copy of the Notice of Internet Availability or proxy materials to your address, householding will continue until you are notified otherwise or you instruct your broker otherwise. If, at any time, you would prefer to receive a separate copy of the Notice of Internet Availability or proxy materials, or if you share an address with another stockholder and receive multiple copies but would prefer to receive a single copy, please notify your broker. We promptly will deliver to a stockholder who received one copy of the Notice of Internet Availability or proxy materials as the result of householding a separate copy upon the stockholder’s written or oral request directed to our investor relations department at (312) 489-5800, Coeur Mining, Inc., 200 South Wacker Drive, Suite 2100, Chicago, IL 60606. Please note, however, that if you wish to receive a paper proxy card or other proxy materials for purposes of this year’s Annual Meeting, you should follow the instructions provided in the Notice of Internet Availability.
What does it mean to give a proxy?
The persons named on the proxy card (the “proxy holders”) have been designated by the Board to vote the shares represented by proxy at the Annual Meeting. The proxy holders are officers of Coeur. They will vote the shares represented by each properly executed and timely received proxy in accordance with the stockholder’s instructions, or if no instructions are specified, the shares represented by each otherwise properly executed and timely received proxy will be voted “FOR” each nominee in Proposal No. 1 and “FOR” Proposals No. 2 and 3 in accordance with the recommendations of the Board as described in this proxy statement. If any other matter properly comes before the Annual Meeting or any adjournment or postponement thereof, the proxy holders will vote on that matter in their discretion.
How do I vote?
If you are a holder of shares of Coeur common stock, you can vote by telephone or on the internet 24 hours a day through 11:59 p.m. (Central Time) on the day before the Annual Meeting date using the telephone number or visiting the website listed on page 96. If you are submitting a proxy for your shares by telephone or internet, you should have the Notice of Internet Availability or the proxy card or voting instruction card (for those holders who have received, by request, a hard copy of the proxy card or voting instruction card) in hand when you call or access the website, as applicable.
If you have received, by request, a hard copy of the proxy card or voting instruction card, and wish to submit your proxy by mail, you must complete, sign and date the proxy card or voting instruction card and return it in the envelope provided in sufficient advance time so that it is received prior to the Annual Meeting.
94	Coeur Mining 2024 Proxy Statement

While the Company encourages holders of common stock to vote by proxy, you also have the option of voting your shares of common stock at the Annual Meeting through the virtual platform. If you are a stockholder of record of common stock, you have the right to attend the Annual Meeting and vote at the Annual Meeting, subject to compliance with the procedures described below.
As mentioned above, as the beneficial owner of Coeur common stock, you have the right to direct your broker, bank or other nominee on how to vote, and you will receive instructions from your broker, bank or other nominee describing how to vote your shares of Coeur common stock.
How can I revoke a proxy or change my vote?
If you are a stockholder of record of Coeur common stock, you may change your vote or revoke your proxy at any time prior to the voting at the Annual Meeting:
►	by providing written notice to our Corporate Secretary;
►	by attending the Annual Meeting and voting in through the virtual platform (your attendance at the Annual Meeting will not by itself revoke your proxy);
►	by submitting a later-dated proxy card, provided it is received before the Annual Meeting;
►	if you submitted a proxy by telephone or Internet, by submitting a subsequent proxy by telephone or internet; or
►
if you are a beneficial owner of Coeur common stock and have instructed a broker, bank or other nominee to vote your shares, you may follow the directions received from your broker, bank or other nominee to change or revoke those instructions.

How many shares must be represented in person or by proxy to hold the Annual Meeting?
A majority of the voting power of all issued and outstanding stock entitled to vote at the Annual Meeting, represented at the meeting in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.
What is a broker non-vote?
A broker non-vote occurs when a broker or other nominee that holds shares on behalf of a street name stockholder does not vote on a particular matter because it does not have discretionary authority to vote on that particular matter and has not received voting instructions from the street name stockholder.
If you hold your shares in street name and do not provide voting instructions to the broker, bank or other nominee that holds your shares, New York Stock Exchange rules allow, but do not require, the nominee to vote your shares on routine matters but not on non-routine matters. If you hold your shares in street name, it is critical that you cast your vote if you want it to count for non-routine matters. Broker non-votes and abstentions by stockholders from voting (including brokers holding their clients’ shares of record who cause abstentions to be recorded) will be counted towards determining whether or not a quorum is present. However, because broker non-votes and abstentions are not considered “votes cast” under Delaware law, they will have no effect on the approval of any matter. We urge you to promptly provide voting instructions to your broker to ensure that your shares are voted on all of the proposals, even if you plan to attend the Annual Meeting.
Who will tabulate the vote?
Votes cast by proxy or at the Annual Meeting will be tabulated by the inspectors of election appointed by us for the meeting.
Who bears the cost of this proxy solicitation?
We are soliciting proxies from stockholders on behalf of our Board and will bear the cost of soliciting proxies. Proxies may be solicited by directors, officers or regular employees in person or by telephone or electronic mail without special compensation. We have retained Morrow Sodali LLC, Stamford, Connecticut, to assist in the solicitation of proxies. Morrow Sodali LLC’s fee will be $9,000, plus out-of-pocket expenses.
Coeur Mining 2024 Proxy Statement	95

Do stockholders have dissenters’ rights?
Pursuant to applicable Delaware law, there are no dissenters’ or appraisal rights relating to the matters to be acted upon at the Annual Meeting.
Votes Required to Approve the Proposals:
Proposal		Required Vote	Effect of Abstention	Effect of Broker Non-Vote(1)
1	Election of nine directors	Majority of votes cast for each of the nominees	None(1)	Broker non-votes have no effect on the approval of this proposal.
2	Ratification of independent auditors for 2024	Majority of votes cast for the action	None(1)	N/A (broker non-votes are not expected)
3	Advisory vote to approve named executive officer compensation	Majority of votes cast for the action	None(1)	No effect
(1)	Under Delaware law, abstentions are not counted as votes cast.
Your Vote is Important
Please cast your vote as soon as possible by using one of the following methods:

Online at www.proxyvote.com	Mail your signed proxy or voting instruction form	Call toll-free from the United States, U.S. territories and Canada via 1-800-690-6903	Attend the Annual Meeting virtually www.virtualshareholder- meeting.com/CDE2024
Your Vote is Important – We will make a charitable contribution of $1 to Hire Heroes USA for every stockholder account that votes. Coeur is committed to recruiting, supporting and integrating current and former members of the military into our operations through our Coeur Heroes program, launched in 2018. Coeur Heroes allows service members to use the special skills they developed during their time of service to help make a difference at our operations.
96	Coeur Mining 2024 Proxy Statement

Other Matters
Management is not aware of any other matters to be considered at the Annual Meeting. If any other matters are properly raised before the meeting, the persons named in the enclosed proxy will vote the proxy in accordance with their discretion.
Stockholder Proposals for the 2025 Annual Stockholders’ Meeting
►
Proposals of stockholders intended to be submitted and presented at the 2025 Annual Stockholders’ Meeting (the “2025 Annual Meeting”) pursuant to the SEC Rule 14a-8 must be received by our Corporate Secretary, Coeur Mining, Inc., 200 South Wacker Drive, Suite 2100, Chicago, IL 60606, no later than the close of business on December 5, 2024 in order for them to be considered for inclusion in the proxy statement for the 2025 Annual Meeting.

►
A stockholder wishing to submit a proposal, including a director nomination, to be voted on at the 2025 Annual Meeting under the advance notice provisions included in our Bylaws for our 2025 Annual Meeting, must deliver notice of such proposal or director nomination as applicable, including the information specified in the Bylaws, to our Corporate Secretary at the address indicated above no earlier than the close of business on January 14, 2025 and no later than the close of business on February 13, 2025. If the 2025 Annual Meeting is more than 30 days before or more than 70 days after the anniversary date of the 2024 Annual Meeting, such notice must be delivered to us no earlier than the close of business on the 120th day prior to the meeting and no later than the close of business on the later of the 90th day prior to the meeting or the 10th day following the date on which public announcement of such meeting is first made. In addition, the deadline for providing notice to the Company under Rule 14a-19, the SEC's universal proxy rule, of a stockholder's intent to solicit proxies in support of nominees submitted under the Company's advance notice bylaws is March 15, 2025, in addition to complying with all applicable requirements under our Bylaws.

►
Our Bylaws permit a stockholder, or a group of up to 20 stockholders, who continuously own at least 3% or more of our outstanding common stock for at least three years to nominate and include in our proxy materials directors constituting up to the greater of two or 20% of board seats, if the stockholder(s) and the nominee(s) meet the requirements included in our Bylaws. Notice of director nominations submitted under these proxy access Bylaw provisions must be delivered to our Corporate Secretary at the address indicated above no earlier than the close of business on December 1, 2024and no later than the close of business on January 4, 2025. If the 2025 Annual Meeting is more than 30 days before or more than 70 days after the anniversary date of the 2024 Annual Meeting, such notice must be delivered to us no earlier than the close of business on the 120th day prior to the meeting and no later than the close of business on the later of the 90th day prior to the meeting or the 10th day following the date on which public announcement of such meeting is first made.

►
Failure to comply with the advance notice requirements will permit management to use its discretionary voting authority if and when the proposal is raised at the Annual Meeting without having had a discussion of the proposal in the proxy statement. For purposes of the above-mentioned deadlines, “close of business” shall mean 6:00 p.m. local time at the principal executive offices of the Company on any calendar day, whether or not the day is a business day.

Coeur Mining 2024 Proxy Statement	97

This proxy statement is accompanied by our Annual Report, which includes financial statements for the year ended December 31, 2023. The Annual Report is not to be regarded as part of the proxy solicitation materials.
Any stockholder who would like a copy of our Annual Report, including the related financial statements and financial statement schedules, may obtain one, without charge, by addressing a request to the attention of the Corporate Secretary, Coeur Mining, Inc., 200 South Wacker Drive, Suite 2100, Chicago, IL 60606. Our copying costs will be charged if copies of exhibits to the Annual Report are requested. You may also obtain a copy of the Annual Report, including exhibits, from our website, www.coeur.com, by clicking on “Annual Reports & Proxy Statements” in the “Investors” navigation tab.
By order of the Board of Directors,

Casey M. Nault
Senior Vice President,
General Counsel and Chief ESG Officer
(Company Secretary)
Chicago, IL
April 4, 2024
98	Coeur Mining 2024 Proxy Statement

Appendix A Certain Additional Information
Reconciliation of Non-U.S. GAAP Information
Non-GAAP financial measures are intended to provide additional information only and do not have any standard meaning prescribed by generally accepted accounting principles (“GAAP”). These measures should not be considered in isolation or as a substitute for performance measures prepared in accordance with GAAP.
Adjusted EBITDA Reconciliation
($ thousands)	2023	2022	2021
Net income (loss)	($103,612)	($78,107)	($31,322)
Interest expense, net of capitalized interest	29,099	23,861	16,451
Income tax provision (benefit)	35,156	14,658	34,958
Amortization	99,822	111,626	128,315
EBITDA	$60,465	$72,038	$148,402
Fair value adjustments, net	(3,384)	66,668	543
Foreign exchange (gain) loss	459	850	2,779
(Gain) loss on sale of assets and securities	25,197	(64,429)	(4,111)
RMC bankruptcy distribution	(1,516)	(1,651)	—
(Gain) loss on debt extinguishment	(3,437)	—	9,173
COVID-19 costs	111	1,739	6,618
Asset retirement obligation accretion	16,405	14,232	11,988
Inventory adjustments and write-downs	43,188	49,085	14,738
Valued-added tax write-off	—	—	25,982
Other adjustments	4,814	422	—
Adjusted EBITDA	$142,302	$138,954	$216,112
Coeur Mining 2024 Proxy Statement	99

Gold CAS / oz and Silver CAS / oz
Year Ended December 31, 2023
In thousands (except metal sales and per ounce amounts)	Palmarejo	Rochester	Kensington	Wharf	Silvertip	Total
Costs applicable to sales, including amortization (U.S. GAAP)	$230,018	$197,663	$178,564	$121,351	$4,018	$731,614
Amortization	(35,709)	(26,392)	(25,905)	(6,694)	(4,018)	(98,718)
Reported costs applicable to sales	$194,309	$171,271	$152,659	$114,657	—	$632,896
Inventory adjustments	(933)	(17,305)	(988)	(653)	—	(19,879)
By-product credit	—	—	(468)	(6,439)	—	(6,907)
Adjusted costs applicable to sales	$193,376	$153,966	$151,203	$107,565	—	$606,110
Metal Sales
Gold ounces	99,043	38,449	84,671	93,348	—	315,511
Silver ounces	6,534,469	3,339,780	—	266,156	—	10,140,405
Revenue Split
Gold	52%	50%	100%	100%	—
Silver	48%	50%	—	—	—
Adjusted costs applicable to sales
Gold ($/oz)	$957	$1,922	$1,786	$1,152	—	$1,355
Silver ($/oz)	$15.09	$23.97			—	$18.10
100	Coeur Mining 2024 Proxy Statement

Year Ended December 31, 2022
In thousands (except metal sales and per ounce amounts)	Palmarejo	Rochester	Kensington	Wharf	Silvertip	Total
Costs applicable to sales, including amortization (U.S. GAAP)	$218,008	$187,792	$194,757	$111,310	$4,912	$716,779
Amortization	(35,432)	(22,626)	(39,032)	(8,247)	(4,912)	(110,249)
Reported costs applicable to sales	$182,576	$165,166	$155,725	$103,063	—	$606,530
Inventory adjustments	(599)	(9,232)	(401)	(217)		(10,449)
By-product credit	—	—	(634)	(1,083)		(1,717)
Adjusted costs applicable to sales	$181,977	$155,934	$154,690	$101,763	—	$594,364
Metal Sales
Gold ounces	107,157	34,370	108,972	79,469	—	329,968
Silver ounces	6,695,454	3,028,986	—	47,284	—	9,771,724
Revenue Split
Gold	52%	50%	100%	100%	—	—
Silver	48%	50%			—	—
Adjusted costs applicable to sales
Gold ($/oz)	$883	$2,268	$1,420	$1,281	—	$1,300
Silver ($/oz)	$13.05	$25.74			—	$17.00
Reserves and Resources
We are subject to the reporting requirements of the Exchange Act and applicable Canadian securities laws, and as a result we report our mineral reserves and mineral resources according to two different standards. U.S. reporting requirements are governed by Item 1300 of Regulation S-K (“S-K 1300”), as issued by the U.S. Securities and Exchange Commission (“SEC”). Canadian reporting requirements for disclosure of mineral properties are governed by National Instrument 43-10 Standards of Disclosure for Mineral Projects (“NI 43-101”), as adopted from the definitions provided by the Canadian Institute of Mining, Metallurgy and Petroleum. Both sets of reporting standards have similar goals in terms of conveying an appropriate level of confidence in the disclosures being reported, but the standards embody slightly different approaches and definitions.
In our public filings in the U.S. and Canada and in certain other announcements not filed with the SEC, we disclose proven and probable reserves and measured, indicated and inferred resources, each as defined in S-K 1300. The estimation of measured resources and indicated resources involve greater uncertainty as to their existence and economic feasibility than the estimation of proven and probable reserves, and therefore investors are cautioned not to assume that all or any part of measured or indicated resources will ever be converted into S-K 1300-compliant reserves. The estimation of inferred resources involves far greater uncertainty as to their existence and economic viability than the estimation of other categories of resources, and therefore it cannot be assumed that all or any part of inferred resources will ever be upgraded to a higher category. Therefore, investors are cautioned not to assume that all or any part of inferred resources exist, or that they can be mined legally or economically.
Coeur Mining 2024 Proxy Statement	101

COEUR MINING®

+1 (312) 489-5800
www.coeur.com

NYSE: CDE

Connect with us

COEUR MINING, INC.
ATTN: CASEY M. NAULT
200 SOUTH WACKER DRIVE, SUITE 2100
CHICAGO, IL 60606

SCAN TO
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VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on May 13, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/CDE2024**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

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V43425-P04491 KEEP THIS PORTION FOR YOUR RECORDS

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COEUR MINING, INC.

Company Proposals

The Board of Directors recommends you vote FOR each of the director nominees listed in Proposal 1 below, and FOR Proposals 2 and 3.

1. Election of nine directors	For	Against	Abstain
1a. Linda L. Adamany	☐	☐	☐
1b. Paramita Das	☐	☐	☐
1c. Randolph E. Gress	☐	☐	☐
1d. Jeane L. Hull	☐	☐	☐
1e. Robert Krcmarov	☐	☐	☐
1f. Mitchell J. Krebs	☐	☐	☐
1g. Eduardo Luna	☐	☐	☐
1h. Robert E. Mellor	☐	☐	☐
1i. J. Kenneth Thompson	☐	☐	☐

Note: Such other business as may properly come before the meeting or any adjournment thereof.

HIRE HEROES USA

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Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Stockholders' Meeting:
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V43426-P04491

COEUR MINING, INC.
Annual Stockholders' Meeting
May 14, 2024 at 9:30 AM, CDT
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Mitchell J. Krebs or, in his absence Casey M. Nault, or either of them, as proxies, each with the power to appoint their substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of COEUR MINING, INC. that the stockholder(s) is/are entitled to vote at the Annual Stockholders' Meeting to be held by virtual means at www.virtualshareholdermeeting.com/CDE2024 at 9:30 AM, CDT, on May 14, 2024, and any adjournment or postponement thereof.

As always, we encourage voting prior to the annual meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Whether or not direction is made, this proxy, when properly executed, will be voted in the discretion of the proxy holders upon such other business as may properly come before the Annual Stockholders' Meeting or any adjournment or postponement thereof (including, if applicable, on any matter which the Board of Directors did not know would be presented at the Annual Stockholders' Meeting by a reasonable time before the proxy solicitation was made and for the election of a person to the Board of Directors if any nominee named in Proposal 1 becomes unable to serve or for good cause will not serve).

Continued and to be signed on reverse side